                                Annual Report

[GRAPHIC]

     HSBC Investor Family of Funds

     October 31, 2001


     HSBC INVESTOR LIMITED MATURITY FUND

     HSBC INVESTOR FIXED INCOME FUND
     HSBC INVESTOR BOND FUND

     HSBC INVESTOR NEW YORK
     TAX-FREE BOND FUND

     HSBC INVESTOR BALANCED FUND

     HSBC INVESTOR EQUITY FUND

     HSBC INVESTOR GROWTH AND INCOME FUND

     HSBC INVESTOR MID-CAP FUND

     HSBC INVESTOR INTERNATIONAL EQUITY FUND
     HSBC INVESTOR OVERSEAS EQUITY FUND

     HSBC INVESTOR SMALL CAP EQUITY FUND
     HSBC INVESTOR OPPORTUNITY FUND

                                [HSBC LOGO]

-------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------------------------------


HSBC Investor Family of Funds
Annual Report - October 31, 2001

President's Message ..................................................... 1
Commentary From the Investment Manager .................................. 2
Portfolio Reviews ....................................................... 4
Schedules of Portfolio Investments
        HSBC Investor New York Tax-Free Bond Fund .......................22
        HSBC Investor Balanced Fund .....................................24
        HSBC Investor Equity Fund .......................................26
        HSBC Investor Growth and Income Fund ............................28
        HSBC Investor Mid-Cap Fund ......................................29
Statements of Assets and Liabilities ....................................32
Statements of Operations ................................................36
Statements of Changes in Net Assets .....................................40
Financial Highlights ....................................................52
Notes to Financial Statements ...........................................64
Independent Auditors' Report ............................................72

HSBC Investor Portfolios

Schedules of Portfolio Investments
        HSBC Investor Limited Maturity Portfolio ........................73
        HSBC Investor Fixed Income Portfolio ............................74
        HSBC Investor International Equity Portfolio ....................79
        HSBC Investor Small Cap Equity Portfolio ........................84
Statements of Assets and Liabilities ....................................87
Statements of Operations ................................................88
Statements of Changes in Net Assets .....................................89
Financial Highlights ....................................................91
Notes to Financial Statements ...........................................92
Independent Auditors' Report ............................................96
Additional Information ..................................................97

-------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present you with the annual reports for the HSBC Investor Family of Funds for the year ended October 31, 2001. The report contains the following features:

o   Commentary From the Investment Manager

o Portfolio Reviews--investment strategy, performance overview and outlook for the coming months

o Schedules of Portfolio Investments--listing of the security holdings in each Fund

o Statements of Assets and Liabilities--summary of the assets and liabilities of each Fund

o Statements of Operations--summary of operations and its effect on the assets of each Fund

o Statements of Changes in Net Assets--summary of changes in net assets during the period

o Financial Highlights--per share summary of activity affecting net asset value per share

o   Notes to Financial Statements

Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management services to meet your needs now and in the years ahead.

Sincerely,



Walter B. Grimm

Walter B. Grimm
President
December 2001


                                                 HSBC INVESTOR FAMILY OF FUNDS 1

-------------------------------------------------------------------------------
COMMENTARY FROM THE INVESTMENT MANAGER
-------------------------------------------------------------------------------
HSBC Asset Management (Americas) Inc.

U.S. Economic Review

The 12-month period ended October 31, 2001, was a turbulent time for the U.S. economy. The period began with a dramatic economic downturn, high interest rates, rising energy prices, low corporate spending and a stagnant equity market combined to stifle growth. This slowdown eased concerns about inflation, but caused fears that the U.S. economy could slide into a recession. The Federal Reserve Board (the "Fed") in January tried to forestall a recession by cutting short-term interest rates.

The economy continued to struggle through the summer. The manufacturing sector was especially weak. Strong spending by U.S. consumers, supported by federal tax cuts, kept the economy afloat. The gross domestic product(1) ("GDP") grew only 0.2% during the quarter ending in June, and the outlook for corporate earnings remained bleak. That environment prompted Federal Reserve officials to enact additional interest rate cuts.

The terrorist attacks of September 11 created an atmosphere of uncertainty in the American economy. The attacks combined with rising unemployment continued to weaken consumer confidence and spending, especially in industries that depend heavily on travel. The reduction in consumer spending, which had been propping up the fragile economy, led to a decline in GDP during the quarter ended in September. That contraction marked the first quarter of negative GDP growth since the recession of the early 1990s.

The Fed continued to inject stimulus into the economy by slashing short-term interest rates, lowering them to 2.5% by the end of October. In all, the Fed reduced interest rates by four percentage points from January through October. The federal government at the end of the period was working on proposals to stimulate the economy by increasing spending and cutting taxes.

Global Economic Review

The global economy mirrored the U.S. economy during the period. Growth in Europe slowed for reasons similar to the U.S. slowdown: high interest rates, struggling equity markets, weak capital spending and rising energy prices. Those factors also hurt Japan's economy, which additionally is burdened by billions of dollars in bad loans and an unwieldy bureaucracy.

Strong consumer spending in the U.S. helped support overseas economies during much of the period, as foreign countries were able to sell their exports to markets in the U.S. Those export sales weakened toward the end of the period, however, when American consumers' confidence and spending waned. Central banks around the world have cut interest rates dramatically to support their economies.

Market Environment

The stock market was volatile during the period. Equity performance suffered due to weak corporate earnings, especially among technology and telecommunications companies, as well as fears that the economy would stagnate. Those fears were aggravated when the terrorist attacks on September 11 dampened prospects for a quick economic recovery. The Dow Jones Industrial Average(2) during the week following the terrorist attacks suffered its worst one-week decline since the Great Depression, but recovered that loss by the end of the period.

Value stocks dramatically outperformed growth shares early in the period, as investors sold formerly high-priced stocks of "New Economy" companies in favor of shares of firms with more reliable profits. Growth stocks staged a short-lived rebound during the second calendar quarter of the year, as investors anticipated a quick economic recovery fueled by the Fed's aggressive interest

-------------------------------------------------------------------------------
(1) The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

(2) The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue chip stocks.

Investors cannot invest directly in an index, although they can invest in its underlying securities.


2 HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
COMMENTARY FROM THE INVESTMENT MANAGER - (Continued)
-------------------------------------------------------------------------------
HSBC Asset Management (Americas) Inc.


rate cuts. Those expectations proved wrong, however, and value stocks quickly regained the upper hand. Both value and growth stocks suffered severe losses immediately following the terrorist attacks.


Small- and mid-cap stocks outperformed shares of large-cap companies during much of the period. That situation reversed toward the end of the period, however, as the uncertain market environment led investors to prefer the liquidity of large-cap stocks.

Foreign stocks were hurt by the weakening global economy, and generally fared somewhat worse than U.S. shares. Markets that depend heavily on the performance of technology and telecommunications stocks, such as Finland and Sweden, were especially hard-hit.

The fixed-income markets benefited from the Fed's aggressive interest rate cuts. Those reductions especially helped boost prices and push down yields on short- and intermediate-term bonds, which began the period with higher yields than long-term securities. Long-term bonds' performance was slightly positive. Such bonds suffered at times from investor perceptions that the Fed's rate cuts could increase long-term inflation, but benefited from the Treasury's announcement on the last day of the period that it would stop issuing the 30-year Treasury bond.

Bonds also benefited significantly from the weak and volatile performance of equity markets, both in the U.S. and abroad. Investors looking for a safe haven funneled a great deal of money into the fixed-income markets. High-quality securities such as AAA-rated corporate debt and Treasury issues generally outperformed lower-quality bonds, because nervous investors prized safety and liquidity.

                                                 HSBC INVESTOR FAMILY OF FUNDS 3

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund
(Class A (Investor) Shares, B Shares, C Shares and Y (Adviser) Shares)

by Edward Merkle
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.

The HSBC Investor Limited Maturity Fund (the "Fund") seeks to provide above-average total return, consistent with reasonable risk, by investing in high quality fixed income securities of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Limited Maturity Portfolio (the "Portfolio").

The Fund returned 8.78% (without sales charge) for the Class A (Investor) Shares from its inception on February 7, 2001 and 9.78% for the Class Y (Adviser) Shares from its inception on January 23, 2001, through October 31, 2001. That compared to a return of 8.54% and 7.83% for the Fund's benchmarks, the Lehman Brothers Intermediate Aggregate Bond Funds Index and the Lipper Intermediate Investment-Grade Debt Funds Average(1), respectively.**

The economy struggled during the period. Previous interest rate increases, weak equity markets and sluggish capital spending combined to hamper the economy through the summer. That bad economic news was compounded by the terrorist attacks of September 11, which damaged consumer confidence and hurt the insurance and travel industries. The Fed lowered interest rates nine times between January and October, for a total reduction of four percentage points, in an attempt to stimulate the economy. The federal government enacted tax cuts early in the year, and after the attacks proposed increasing government spending to jumpstart the economy.

Bonds performed well during the period. The Fed's aggressive easing policy dramatically pushed down yields on shorter-term Treasury issues, causing these securities' prices to rise. Corporate bond prices also rose as rates fell. Meanwhile, investors concerned about the declining, volatile equity market shifted money into fixed-income investments. Yields on long-term Treasury bonds were relatively stable until the last day of the period, when the U.S. Treasury's announcement that it would stop issuing the 30-year bond caused 10- and 30-year Treasury securities to rally.

At the Portfolio's inception, we established a duration somewhat longer than that of the benchmark in order to attempt to lock in extra yield in anticipation of the Fed's rate cuts. We further extended the Fund's duration during the period, due to our belief that the Fed would continue to lower interest rates. That approach boosted the Fund's performance.

We overweighted corporate issues early in the period, because we believed that lower interest rates would strengthen corporate credit ratings. We held as much as 37% of the Portfolio's assets in corporate bonds--a position 14 percentage points higher than that of the benchmark. We feel that strategy rewarded the Fund's shareholders, as corporate bonds outperformed Treasuries during the second quarter.*

We later reduced the Portfolio's stake in corporate bonds as prices of corporate issues climbed. The Portfolio ended the period with 31% of its net assets in corporate bonds, compared to the benchmark's 24% position. We used the cash generated by selling corporate issues to increase the Portfolio's position in mortgage-backed securities. That strategy helped improve the Portfolio's credit rating from AA1 to AAA.*

We expect the Fed to continue lowering interest rates going forward. Fed officials at their November meeting reduced short-term rates to 2.0%, and we believe they may trim rates to as low as 1.5% if the economy stays weak. Such action could support further declines in short- to intermediate-term bond yields.

In that environment we will maintain a longer duration than that of our benchmark to attempt to lock in higher yield for our shareholders. We may look to reduce that duration if the economy shows signs of rebounding. We also will maintain the Portfolio's high credit quality, in order to help protect shareholder capital.

-------------------------------------------------------------------------------

* Portfolio composition is subject to change.
**The total return stated for the Lehman Brothers Intermediate Aggregate Bond Funds Index and the Lipper Intermediate Investment-Grade Debt Funds Average was calculated from 1/31/01, which is the closest possible date to the Fund's inception available for the indices.
(1) The Lipper Intermediate Investment-Grade Debt Funds Average is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

4 HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund - As of October 31, 2001




Value of a $10,000 Investment

                                     [GRAPH]

                           HSBC Investor Limited Maturity     Lehman Brothers Intermediate
                              Fund Class A (Investor)(2)       Aggregate Bond Funds Index
  2/7/01                             9,499                               10,000
 2/28/01                             9,617                               10,079
 3/31/01                             9,664                               10,147
 4/30/01                             9,642                               10,138
 5/31/01                             9,679                               10,199
 6/30/01                             9,705                               10,230
 7/31/01                             9,896                               10,430
 8/31/01                             9,979                               10,532
 9/30/01                            10,170                               10,689
10/31/01                            10,333                               10,854


Value of a $10,000 Investment

                                     [GRAPH]

                          HSBC Investor Limited Maturity          Lehman Brothers Intermediate
                            Fund Class Y (Adviser)                 Aggregate Bond Funds Index
 1/23/01                            10,000                               10,000
 1/31/01                            10,077                               10,000
 2/28/01                            10,175                               10,079
 3/31/01                            10,237                               10,147
 4/30/01                            10,217                               10,138
 5/31/01                            10,248                               10,199
 6/30/01                            10,278                               10,230
 7/31/01                            10,494                               10,430
 8/31/01                            10,597                               10,532
 9/30/01                            10,813                               10,689
10/31/01                            10,978                               10,854


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark and represents the reinvestment of dividends and capital gains in the Fund.


Aggregate Total Return

                                                              Inception        Since
As of October 31, 2001                                           Date        Inception
-----------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class A (Investor)(2)        2/7/01         3.33%
-----------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class B(3)                  2/15/01         4.02%
-----------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class C(4)                  2/13/01         6.80%
-----------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class Y (Adviser)           1/23/01         9.78%
-----------------------------------------------------------------------------------------

(2) Reflects the maximum sales charge of 4.75%.

(3) Reflects the contingent deferred sales charge maximum 4.00%.

(4) Reflects the contingent deferred sales charge maximum 1.00%.

-------------------------------------------------------------------------------

The Fund is measured against the Lehman Brothers Intermediate Aggregate Bond Funds Index, an unmanaged index generally representative of investment-grade issues with maturities between three and ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                                 HSBC INVESTOR FAMILY OF FUNDS 5

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund (Class A (Investor) Shares, B Shares and C Shares) by Edward Merkle
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.


The HSBC Investor Fixed Income Fund and the HSBC Investor Bond Fund (the "Funds") seek to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Funds utilize a two-tier structure, commonly known as a "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor Fixed Income Portfolio (the "Portfolio").

For the year ended October 31, 2001, the shares of the HSBC Investor Fixed Income Fund produced a 15.11% return, and the Class A (Investor) Shares of the HSBC Investor Bond Fund returned 14.41% (without sales charge). That compared to 14.61% and 13.61% return for the Funds' benchmarks, the Salomon Brothers Broad Investment-Grade Bond Fund Index and the Lipper Corporate Debt Funds A-Rated Average(1), respectively.

Bonds performed extremely well during the 12 months through October 31, 2001. Fears that slower-than-expected economic growth, rising unemployment and the terrorist attacks of September 11 would lead to a recession caused the Fed to aggressively cut short-term interest rates in an effort to boost the economy. The Fed cut rates nine times during the period, for a total reduction of 400 basis points. Bond prices, which move in the opposite direction of bond yields, rose in that environment. The bond market also benefited from stock market volatility, as nervous investors sold stocks and bought fixed-income securities.

The Portfolio's weighted average maturity was longer than that of the benchmark during the period, due to our belief that the Fed would cut interest rates in an effort to strengthen the economy. That approach benefited the Portfolio as rates fell during the period.

We upgraded the Portfolio's corporate bond holdings to include more high-quality corporate issues. In particular, we favored A-rated corporates that offered attractive yields and little downgrade risk. We felt that lower-rated issues were too risky given the weak economy and the possibility of a recession. That strategy benefited the Portfolio, as investors favored high-quality securities in the uncertain environment. We also increased the Portfolio's allocation to U.S. Treasury and U.S. government agency securities, both of which performed well. The Portfolio's exposure to mortgage-backed securities dampened performance somewhat, as investors worried that falling interest rates would lead to an increase in mortgage pre-payments.

The Portfolio's holdings as of October 31, 2001, consisted of approximately 44.3% of net assets in corporate bonds, 16.7% in mortgage-backed securities, 38.9% in agency issues. The Portfolio's overall credit rating was high, at AA2.*

The economy will likely remain weak during the coming months, prompting the Fed to lower interest rates further. We think that the Fed may cut rates to as low as 1.5% if we enter a deep recession, unemployment rises and the stock market continues to post losses. We feel bonds will likely continue to offer solid returns in that environment. We will maintain the Portfolio's relatively long average maturity in order to help lock in higher yields as rates fall. We will also continue to favor high-quality corporate issues, which offer attractive yields, as well as mortgage-backed securities. Although mortgage-backed bonds may lag as rates fall, they offer higher coupons and stand to perform well when the economy begins to rebound.*

-------------------------------------------------------------------------------

(1) The Lipper Corporate Debt Funds A-Rated Average is an average of managed funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or in government issues. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

* Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


6 HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund - As of October 31, 2001


Value of a $10,000 Investment

                                     [GRAPH]

                           HSBC Investor Fixed                 Salomon Bros. Broad Investment-
                              Income Fund                           Grade Bond Fund Index
  1/9/95                            10,000                                10,000
12/31/95                            11,741                                11,855
12/31/96                            12,433                                12,284
12/31/97                            13,463                                13,468
12/31/98                            14,384                                14,642
12/31/99                            14,229                                14,520
12/31/00                            15,827                                16,203
10/31/01                            17,568                                17,935


Value of a $10,000 Investment

                                     [GRAPH]

                           HSBC Investor Bond                  Salomon Bros. Broad Investment-
                        Fund Class A (Investor)(2)                  Grade Bond Fund Index

 8/26/96                             9,524                                 10,000
12/31/96                             9,997                                 10,481
12/31/97                            10,845                                 11,491
12/31/98                            11,539                                 12,493
12/31/99                            11,391                                 12,389
12/31/00                            12,599                                 13,825
10/31/01                            13,903                                 15,303


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.


Average Annual Total Return

                                               Inception       1          5        Since
As of October 31, 2001                            Date        Year       Year     Inception
--------------------------------------------------------------------------------------------
HSBC Investor Fixed Income Fund                  1/9/95      15.11%      7.65%     8.63%
--------------------------------------------------------------------------------------------
HSBC Investor Bond Fund Class A (Investor)(2)   8/26/96       8.94%      6.06%     6.57%
--------------------------------------------------------------------------------------------
HSBC Investor Bond Fund Class B(3)               1/6/98       9.43%       N/A      5.41%
--------------------------------------------------------------------------------------------
HSBC Investor Bond Fund Class C(4)              11/4/98      12.44%       N/A      6.30%
--------------------------------------------------------------------------------------------

(2) Reflects the maximum sales charge of 4.75%.
(3) Reflects the contingent deferred sales charge maximum 4.00%.
(4) Reflects the contingent deferred sales charge maximum 1.00%.

-------------------------------------------------------------------------------

The Funds are measured against the Salomon Brothers Broad Investment-Grade Bond Fund Index, an unmanaged market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                               HSBC INVESTOR FAMILY OF FUNDS   7

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund'D'
(Class A (Investor) Shares, B Shares, C Shares and Y (Adviser) Shares)

by Peter J. Loftus
Portfolio Manager
HSBC Asset Management (Americas) Inc.


The HSBC Investor New York Tax-Free Bond Fund (the "Fund") delivered a total return of 9.26% (without sales charge) for Class A (Investor) Shares and 9.53% for the Class Y (Adviser) Shares for the year ended October 31, 2001. That compared to a 9.86% and 9.64% return for the Fund's benchmarks, the Lehman Brothers 7-Year Municipal Bond Fund and the Lipper N.Y. Municipal Bond Funds Average(1), respectively.

The U.S economy experienced a sharp slowdown during the period, causing investors to fear that the economy would slide into a recession. These fears rose following the September 11 terrorist attacks, which hurt consumer confidence and some sectors of the economy. The Fed lowered interest rates nine times between January and October, for a total reduction of four percentage points, in an effort to respark economic growth.

The fixed-income market benefited from those interest-rate cuts. Bonds also benefited from volatility in the stock market, as nervous investors sought safety in bonds. Municipal bonds, which historically lag taxable bonds during highly volatile markets, underperformed most taxable bond sectors. A high level of supply also dampened munis' performance, as many older municipal issues were refunded at lower yields. Among municipal securities, short-term issues delivered the strongest performance, because such securities are greatly affected by Fed policy. The yield on a two-year municipal security fell 203 basis points. By contrast, the yield on the 10-year and 30-year municipal bond fell by 77 basis points and 57 basis points, respectively.

The Fund's duration during the period was approximately 10% longer than that of its benchmark as well as overweighted in the long end of the yield curve. That approach hurt performance somewhat, as short-term municipal issues outperformed long-term muni bonds. We maintained a high-quality portfolio, which benefited the Fund's performance as investors favored such issues in the uncertain environment. We favored essential-purpose revenue bonds. The Fund's average credit quality of AA2 was in line with that of its benchmark. We also found opportunities among tobacco settlement revenue bonds.

The New York municipal bond market lost ground due to the events of September
11. That was particularly true of credits directly related to the terrorist attacks, such as New York City general obligation debt and Port Authority revenue bonds, as prospects for New York City and related agencies became less certain.

In the months ahead, we believe the Fed will continue to reduce short-term interest rates in an effort to spark economic growth. The economy will likely begin to recover towards the end of the second quarter of 2002, due to a combination of the Fed's easing monetary policy and government fiscal stimulus packages. We will position the Fund with a duration that is roughly neutral to that of its benchmark. We will also look for opportunities to help capture additional yield by investing in select lower-rated securities, while maintaining the Fund's high average credit rating.

-------------------------------------------------------------------------------

'D' A fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.
(1) The Lipper N.Y. Municipal Bond Funds Average is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying securities.

* Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

8 HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS
--------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund - As of October 31, 2001



Value of a $10,000 Investment

                                     [GRAPH]

             HSBC Investor N.Y. Tax-Free      Lehman Brothers 7-Year
           Bond Fund Class A (Investor)(2)     Municipal Bond Index
5/1/95                 9,526                          10,000
12/31/95              10,416                          10,815
12/31/96              10,746                          11,289
12/31/97              11,736                          12,158
12/31/98              12,451                          12,915
12/31/99              12,035                          12,896
12/31/00              13,304                          14,069
10/31/01              14,071                          15,089


Value of a $10,000 Investment

                                     [GRAPH]

             HSBC Investor N.Y. Tax-Free      Lehman Brothers 7-Year
             Bond Fund Class Y (Adviser)       Municipal Bond Index
7/1/96                 10,000                           10,000
12/31/96               10,411                           10,429
12/31/97               11,384                           11,231
12/31/98               12,117                           11,931
12/31/99               11,743                           11,914
12/31/00               13,015                           12,997
10/31/01               13,793                           13,939


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return

                                                               Inception       1          5        Since
As of October 31, 2001                                            Date        Year       Year     Inception
-----------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class A (Investor)(2)  5/1/95      4.05%      4.78%       5.39%
-----------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class B(3)             1/6/98      4.44%       N/A        3.75%
-----------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class C(4)            11/4/98      7.40%       N/A        3.70%
-----------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class Y (Adviser)      7/1/96      9.53%      6.05%       6.21%
-----------------------------------------------------------------------------------------------------------


(2) Reflects the maximum sales charge of 4.75%.
(3) Reflects the contingent deferred sales charge maximum 4.00%.
(4) Reflects the contingent deferred sales charge maximum 1.00%.

-------------------------------------------------------------------------------

The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Fund, an unmanaged broad based index comprised of investment grade, fixed-rate and tax-exempt securities with a remaining maturity of at least 7 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                               HSBC INVESTOR FAMILY OF FUNDS   9

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor Balanced Fund
(Class A (Investor) Shares, B Shares, C Shares and Y (Adviser) Shares)

by Frederic Lutcher III, CFA and Edward Merkle
Senior Portfolio Managers, Managing Directors
HSBC Asset Management (Americas) Inc.

The HSBC Investor Balanced Fund (the "Fund") seeks to provide current income and long-term growth of capital consistent with reasonable risk by investing in a broadly diversified portfolio of U.S. government securities, common stock, preferred stocks and high-quality bonds.

The Fund returned -9.04% (without sales charge) for the Class A (Investor) Shares from its inception on February 20, 2001, and -12.95% for tfhe Class Y (Adviser) Shares from its inception on January 18, 2001, through the period end on October 31, 2001. That compared to -6.34%, from February 20, 2001, and -9.49% from January 18, 2001, for the Fund's benchmark the Lipper Balanced Funds Average(1). That also compared to 7.93% and -13.79% from February 28, 2001, and 8.87% and -21.65% from January 31, 2001, for the Fund's benchmarks the Lehman Brothers Aggregate Bond Index and the Standard & Poor's 500 Stock Index, respectively.**

The Fund seeks to invest approximately 60% of its assets in growth-and-income equity investments and 40% of assets in fixed-income securities such as U.S. Government debt, corporate issues, and similar securities issued by foreign governments and corporations. The Fund as of October 31, 2001, held 55% of its net assets in stocks and 40% in fixed-income securities and the remainder is in cash and cash equivalents.*

The U.S. economy experienced a severe slowdown during the period, hurting corporate profits and creating fears among investors that the economy would fall into a recession. Those fears were heightened following the terrorist attacks of September 11, which further dampened consumer confidence, business spending, and the stock market. The Fed attempted to shore up the economy by aggressively cutting short-term interest rates nine times during the period.

Stocks performed poorly in that environment, despite the Fed's actions. Stock prices by the end of the third quarter of 2001 fell to their lowest levels in nearly three years. The loss for the Standard & Poor's 500 Stock Index(2) during the third quarter was that indices worst quarterly decline since the fourth quarter of 1987. Stocks rallied late in the period, therefore, recovering some of the losses that occurred after the September 11 attacks.

Bonds delivered strong returns during the period. The Fed's nine rate cuts equaled a total reduction of four percentage points. The cuts especially benefited short- and intermediate-term Treasury bonds and corporate issues, all of which are heavily influenced by changes in monetary policy. Moreover, investors concerned about declining stock prices and a weak outlook for corporate profits shifted assets from equities into fixed-income investments. Long-term Treasury bonds performed well late in the period, following the U.S. Treasury's decision to stop issuing the 30-year Treasury bond.

The equity portion of the Fund suffered, as ten of the eleven economic sectors in the S&P 500 declined during the period. Only the basic materials sector (up 2%) delivered a gain. The Fund did benefit from an overweight position in the health care sector, which outperformed the overall market, and a modest cash balance. Positive contributors to the Fund's performance included Johnson & Johnson (1.80% of portfolio net assets on October 31, 2001; up 25%), Cardinal Health, Inc. (1.29%; up 3.9%), First Data Corp. (0.76%; up 21.1%), Phillip Morris Cos., Inc. (1.28%; up 6.5%) and Fannie Mae (1.26%; up 6.3%).* The Fund's overweight position in technology during the period hurt performance.

We kept the weighted average maturity of the Fund's fixed-income holdings longer than that of the benchmark to help lock in higher yields in the falling-rate environment. We believe that strategy benefited the Fund's performance. We also improved the credit quality of the Fund's corporate bonds, because the weak economy increased the risk in lower-rated bonds. The Fund as of October 31, 2001 held approximately 13.5% of its net assets in corporate bonds, 26.0% in U.S. agency issues. The average credit rating of the Fund's debt securities was AA2.*

We anticipate that economic growth will likely remain weak in the near future, due to rising unemployment, poor corporate earnings, and the lowest levels of retail sales and consumer confidence in years. We believe that the Fed will continue to cut interest rates in that environment. The U.S. equity markets have proven to be resilient following past catastrophes, and the stock market is now approaching a season that historically has delivered strong investment returns. We feel bonds should continue to benefit as rates fall and the economy stays weak.

Among stocks, we will continue to invest in shares of financially sound companies that can deliver strong growth over time. Among bonds, we will maintain a relatively long average maturity. We will also keep a high credit rating to protect shareholders' principal, while looking for opportunities to help capture attractive yields.
-------------------------------------------------------------------------------

(1) The Lipper Balanced Funds Average is comprised of managed funds that primarily conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.
(2) The Standard & Poor's 500 Stock Index is an unmanaged index that measures the performance of the stock market as a whole. Investors cannot invest directly in an index, although they can invest in its underlying securities.
* Portfolio composition is subject to change.
**The total return stated for the Lehman Brothers Aggregate Bond Index and the Standard & Poor's 500 Stock Index, was calculated from 2/28/01 and 1/31/01, which is the closest possible date to the Fund's inception available for the indices.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

10 HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor Balanced Fund - As of October 31, 2001



Value of a $10,000 Investment

                                     [GRAPH]

             HSBC Investor Balanced     Standard & Poor's         Lehman Brothers
           Fund Class A (Investor)(3)    500 Stock Index       Aggregate Bond Index
2/20/01              9,499                   10,000                  10,000
2/28/01              9,369                   10,000                  10,000
3/31/01              9,019                    9,366                  10,050
4/30/01              9,399                   10,094                  10,008
5/31/01              9,429                   10,162                  10,068
6/30/01              9,227                    9,915                  10,106
7/31/01              9,257                    9,817                  10,332
8/31/01              8,904                    9,203                  10,451
9/30/01              8,540                    8,459                  10,573
10/31/01             8,641                    8,621                  10,793


Value of a $10,000 Investment

                                     [GRAPH]

             HSBC Investor Balanced     Standard & Poor's        Lehman Brothers
             Fund Class Y (Adviser)      500 Stock Index       Aggregate Bond Index
1/18/01             10,000                   10,000                   10,000
1/31/01             10,010                   10,000                   10,000
2/28/01              9,420                    9,088                   10,087
3/31/01              9,060                    8,512                   10,137
4/30/01              9,450                    9,174                   10,095
5/31/01              9,490                    9,235                   10,155
6/30/01              9,281                    9,011                   10,194
7/31/01              9,311                    8,922                   10,422
8/31/01              8,968                    8,363                   10,542
9/30/01              8,594                    7,688                   10,665
10/31/01             8,705                    7,835                   10,887


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.


Aggregate Total Return

                                                          Inception           Since
As of October 31, 2001                                       Date            Inception
---------------------------------------------------------------------------------------
HSBC Investor Balanced Fund Class A (Investor)(3)           2/20/01          -13.59%
---------------------------------------------------------------------------------------
HSBC Investor Balanced Fund Class B(4)                       2/9/01          -14.93%
---------------------------------------------------------------------------------------
HSBC Investor Balanced Fund Class C(5)                      2/13/01          -12.33%
---------------------------------------------------------------------------------------
HSBC Investor Balanced Fund Class Y (Adviser)               1/18/01          -12.95%
---------------------------------------------------------------------------------------

(3) Reflects the maximum sales charge of 5.00%.
(4) Reflects the contingent deferred sales charge maximum 4.00%.
(5) Reflects the contingent deferred sales charge maximum 1.00%.

-------------------------------------------------------------------------------

The Fund is measured against the Lehman Brothers Aggregate Bond Index, which is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity, and the Standard & Poor's 500 Stock Index, which is an unmanaged index generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                HSBC INVESTOR FAMILY OF FUNDS 11

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------

HSBC Investor Equity Fund
(Class A (Investor) Shares, B Shares, C Shares and Y (Adviser) Shares)

by John L. Blundin
Portfolio Manager, Alliance Capital Management, L.P. and

Robert H. Lyon
Portfolio Manager, Institutional Capital Corporation

The HSBC Investor Equity Fund (the "Fund") seeks to provide its shareholders with long-term growth of capital and income without excessive fluctuations in market value. The Fund invests at least 65% of its assets in equity securities of seasoned mid-sized and large companies whose shares are expected to show above-average price appreciation. The Fund employs two sub-investment advisers to achieve its investment objective. Each sub-investment adviser pursues a different investment style.

Alliance Capital Management, L.P. pursues a growth style of investing, focusing on investing in financially secure firms that have established operating histories and are proven leaders in their industries or market sectors. These companies may possess characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share or increasing return on investments.

Institutional Capital Corporation pursues a value style of investing, focusing on shares of companies that are undervalued relative to the stock market as a whole. The firm employs a fundamentals-based, bottom-up stock-picking method to find these companies.

The Fund returned -25.49% (without sales charge) for Class A (Investor) Shares and -25.27% for Class Y (Adviser) Shares for the year ended October 31, 2001. This compared to a return of -39.95% and -25.49% for the Fund's benchmarks, the Russell 1000 Growth Index and the Lipper Large-Cap Core Funds Average(1), respectively.

The period was characterized by the stock market's poor performance, brought on largely by fears that the significant slowdown in economic growth and corporate profit growth would lead to a recession. Those fears rose following the September 11 terrorist attacks, which hurt consumer confidence and the prospects for an economic recovery. The Fed aggressively cut interest rates in an effort to boost the economy. Growth stocks performed especially poorly in that environment, as investors shifted money into value stocks and defensive sectors of the economy. Highly valued shares of technology and telecommunications firms in particular suffered large losses.

The Fund benefited from its holdings among blue-chip growth firms in sectors such as financial services. These sectors maintained relatively strong growth rates, due in part to the Fed's rate cuts. The Fund's health care holdings benefited as investors favored firms that could deliver growth during an economic slowdown. The Fund's holdings in the technology sector and the utility sector hurt performance. However, the portfolio's underweight position in the technology sector helped the Fund outperform its benchmark during the period.*

It appears that much of the excess valuation in the stock market has been wrung out during recent months, bringing stock valuations down to more reasonable levels. The Fed's rate cuts should eventually help boost the economy's growth rate and strengthen corporate profits. We expect to see better earnings visibility starting in the second half of 2002, leading to greater investor and consumer confidence. We believe stocks will likely perform well in that environment.

We will continue to overweight the financial services, health care and consumer sectors. We will continue to pursue our bottom-up stock selection process, by looking for attractively valued shares of firms with leadership positions in their markets, strong balance sheets and strong management teams.

-------------------------------------------------------------------------------

(1) The Lipper Large-Cap Core Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

* Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

12 HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor Equity Fund - As of October 31, 2001




Value of a $10,000 Investment

                                     [GRAPH]

             HSBC Investor Equity Fund     Russell 1000
               Class A (Investor)(2)       Growth Index
8/1/95                 9,497                  10,000
12/31/95              10,530                  10,949
12/31/96              12,161                  13,481
12/31/97              15,612                  17,591
12/31/98              20,170                  24,400
12/31/99              22,144                  32,491
12/31/00              19,353                  25,205
10/31/01              15,616                  18,334


Value of a $10,000 Investment

                                     [GRAPH]

             HSBC Investor Equity Fund     Russell 1000
                 Class Y (Adviser)         Growth Index
7/1/96                10,000                  10,000
12/31/96              10,999                  10,986
12/31/97              14,142                  14,335
12/31/98              18,326                  19,884
12/31/99              20,168                  26,477
12/31/00              17,671                  20,540
10/31/01              14,288                  14,941


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.


Average Annual Total Return

                                                   Inception       1         5         Since
As of October 31, 2001                                Date        Year      Year     Inception
-----------------------------------------------------------------------------------------------
HSBC Investor Equity Fund Class A (Investor)(2)      8/1/95      -29.21%    5.14%      7.39%
-----------------------------------------------------------------------------------------------
HSBC Investor Equity Fund Class B(3)                 1/6/98      -28.92%     N/A      -0.91%
-----------------------------------------------------------------------------------------------
HSBC Investor Equity Fund Class C(4)                11/4/98      -26.78%     N/A      -5.18%
-----------------------------------------------------------------------------------------------
HSBC Investor Equity Fund Class Y (Adviser)          7/1/96      -25.27%    6.49%      6.92%
-----------------------------------------------------------------------------------------------

(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum 4.00%.
(4) Reflects the contingent deferred sales charge maximum 1.00%.

-------------------------------------------------------------------------------

The Fund is measured against the Russell 1000 Growth Index, an unmanaged index that is generally representative of the largest 1000 companies of the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                              HSBC INVESTOR FAMILY OF FUNDS   13

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund
(Class A (Investor) Shares, B Shares and Y (Adviser) Shares)

by Frederic Lutcher III, CFA
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments.

The Fund returned -12.65% (without sales charge) for the Class A (Investor) Shares from its inception on April 12, 2001, and -9.71% for the Class Y (Adviser) Shares from its inception on April 2, 2001, through October 31, 2001. That compared to a -14.60%** return for the S&P 500 Stock Index and a -9.10%** return for the Lipper Growth and Income Funds Average.(1)

During the period from the Fund's inception through October 31, 2001, the economy and corporate profit growth slowed considerably, creating fears that a recession was imminent. These fears intensified following the terrorist attacks on September 11, as consumer confidence and business spending fell. The Fed aggressively cut short-term interest rates six times during the period in an effort to stimulate the economy. The Fed cut rates nine times during the first 10 months of 2001 for a total decline of 400 basis points.

Stocks performed poorly in that environment and growth stocks suffered especially severe losses. The S&P 500 Index already had declined 25% from its peak in March of 2000 to the end of March 2001, just before the Fund's inception. Despite a brief rally in April, stock prices continued to fall. The stock market's loss in the third quarter of the period was the worst since the fourth quarter of 1987, with almost $2.25 trillion in market value lost, according to the Wilshire 5000 Index.(2) However, stocks began to rally again late in the period, as investors looked forward to an economic recovery in 2002.

Although the period was difficult for stocks, we maintained our long-term growth-oriented strategy. We overweighted the Fund in shares of consumer cyclical stocks and technology stocks in anticipation of an economic rebound that should benefit such sectors. We also took positions in stocks that we feel perform well in the current environment, but will also benefit from an improving economy. Such stocks included Wal-Mart Stores, Inc. (3.63% of portfolio net assets on October 31, 2001), Anheuser-Busch Cos., Inc. (1.23%) and IBM Corp. (5.35%). We also overweighted "safe haven" stocks in sectors such as health care and consumer staples whose companies typically offer predictable earnings growth regardless of economic conditions. Examples of the largest overweight holdings and primary contributors to the Fund's performance during the period include Johnson & Johnson (3.21%; up 34.5%), Pfizer, Inc. (3.48%; up 7.5%) and Philip Morris Cos., Inc. (2.26; up 5.2%).*

We feel, rising unemployment, poor corporate earnings, low consumer confidence and the impact of the recent terrorist attacks will dampen the economy in the coming months. However, the long-term outlook for the economy and the stock market remains strong. The Fed's rates cuts will eventually boost the economy. The U.S. Treasury's decision to eliminate the 30-year Treasury bond should help lower long-term interest rates. That bodes well for the stock market, as low yields make stocks more attractive relative to bonds.

The U.S. equity markets are now approaching a season of historically strong investment returns. With short-term yields at their lowest levels in decades, and more than $2.2 trillion of assets held in money market investments, there is still considerable cash on the sidelines, waiting to return to the stock market. The U.S. equity markets in the past have proven to be resilient, often facing catastrophes and economic and political challenges, and we believe the outcome will be the same this time.

-------------------------------------------------------------------------------

(1) The Lipper Growth and Income Funds Average is comprised of managed funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.
(2) The Wilshire 5000 Index is an unmanaged index that measures the performance of U.S. equity securities. Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

* Portfolio composition is subject to change.

**The total return stated was calculated from 3/31/01, which is the closest possible date to the Fund's Inception available for the indices.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


14 HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund - As of October 31, 2001



Value of a $10,000 Investment

                                     [GRAPH]


          HSBC Investor Growth and Income     Standard & Poor's
            Fund Class A (Investor)(3)         500 Stock Index
4/12/01                9,498                      10,000
4/30/01               10,112                      10,000
5/31/01               10,130                      10,067
6/30/01                9,730                       9,822
7/31/01                9,646                       9,725
8/31/01                8,985                       9,117
9/30/01                8,277                       8,380
10/31/01               8,296                       8,540


Value of a $10,000 Investment

                                     [GRAPH]


          HSBC Investor Growth and Income     Standard & Poor's
              Fund Class Y (Adviser)           500 Stock Index
4/2/01                10,000                       10,000
4/30/01               10,991                       10,000
5/31/01               11,011                       10,067
6/30/01               10,588                        9,822
7/31/01               10,486                        9,725
8/31/01                9,778                        9,117
9/30/01                9,019                        8,380
10/31/01               9,029                        8,540


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.



Aggregate Total Return


                                                                 Inception       Since
As of October 31, 2001                                             Date        Inception
------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class A (Investor)(3)        4/12/01       -17.04%
------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class B(4)                    4/5/01       -14.10%
------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class Y (Adviser)             4/2/01        -9.71%
------------------------------------------------------------------------------------------

(3) Reflects the maximum sales charge of 5.00%.
(4) Reflects the contingent deferred sales charge maximum 4.00%.

-------------------------------------------------------------------------------

The Fund is measured against the Standard & Poor's 500 Stock Index, an unmanaged index that is generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



                                              HSBC INVESTOR FAMILY OF FUNDS   15

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund (Class A Shares, B Shares, C Shares and Trust Shares)

by Thomas D'Auria
Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve a higher rate of return than that generated by the Standard & Poor's Mid Cap 400 Index (the "S&P Mid Cap 400") by investing at least 65% of its total assets in stocks of mid-sized companies with market capitalization, at the time of acquisition, falling within the range of the S&P Mid Cap 400 ($1 billion to $12 billion).

The Fund's Class A Shares posted a return of -20.37% (without sales charge) and -20.34% for the Trust Shares for the year ended October 31, 2001. That compares to -12.45% and -38.65% for the Fund's benchmarks, the S&P Mid Cap 400 Index and the Lipper Mid-Cap Growth Funds Average.(1)

The U.S. economy suffered a severe slowdown during the period, causing investors to fear that the economy would slide into a recession. Those fears were heightened after the September 11 terrorist attacks, which negatively affected consumer confidence. Stocks performed poorly in that environment. Mid-cap stocks outperformed large-cap stocks, due to mid-caps' stronger growth rates and relatively attractive valuations. Value stocks outperformed growth stocks during much of the period, as investors replaced high-priced growth shares with stocks that carried lower valuations. Mid-cap sectors that performed well included financial services, health care and consumer staples.

The Fund benefited from its investments in shares of health care and financial services firms, which offered the prospect of stable earnings growth and low volatility. We feel the health care sector will likely benefit from the aging baby boomer population, while interest rate cuts should help boost the earnings of financial services firms. The Fund also benefited from its relatively low exposure to volatile technology and telecommunications shares, which posted significant losses as the economy slowed and corporate spending fell. The Fund's technology holdings did dampen performance. We reduced the Fund's weighting in the basic materials sector, because we believe that there will be little pricing power in this industry. That sector performed poorly during the period.

We also employed other strategies to help improve returns and reduce risk. For example, we wrote some covered call options to help increase returns. The Fund also held a relatively large cash position during the period--roughly 8% to 9% of total assets. We used that cash to invest in high-quality firms when their shares traded at attractive prices.*

Mid-caps remain well positioned to outperform large-company stocks going forward, due to mid-caps' attractive valuations and stronger growth prospects. We believe that mid-caps, due to their smaller size and focus on specialized markets, should be more nimble in reacting to the changing market conditions during the coming months. We will look for opportunities among undervalued shares of companies that have not received much attention from Wall Street analysts. As the economy rebounds, we will shift some assets to aggressive stocks and sectors.

-------------------------------------------------------------------------------

(1) The Lipper Mid-Cap Growth Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid Cap 400 Index. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

* Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


16 HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund - As of October 31, 2001




Value of a $10,000 Investment

                                     [GRAPH]



             HSBC Investor Mid-Cap     HSBC Investor Mid-Cap     Standard & Poor's
                  Fund Class A(2)           Fund Trust           Mid Cap 400 Index
7/1/93               9,486                    10,000                  10,000
12/31/93            10,103                    10,662                  10,783
12/31/94             9,726                    10,294                  10,398
12/31/95            12,911                    13,713                  13,615
12/31/96            15,034                    16,029                  16,230
12/31/97            19,658                    20,993                  21,465
12/31/98            21,473                    22,978                  25,568
12/31/99            29,658                    31,801                  29,332
12/31/00            32,886                    35,341                  34,467
10/31/01            27,463                    29,519                  30,320


The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.



Average Annual Total Return

                                          Inception       1          5         Since
As of October 31, 2000                       Date'D'     Year       Year     Inception
----------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class A(2)       7/1/93      -24.35%     12.10%     12.89%
----------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class B(3)       7/1/93      -24.20%     12.42%     12.75%
----------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class C(4)       7/1/93      -21.87%     12.42%     12.75%
----------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Trust            7/1/93      -20.34%     13.51%     13.87%
----------------------------------------------------------------------------------------

(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum 4.00%.
(4) Reflects the contingent deferred sales charge maximum 1.00%.

-------------------------------------------------------------------------------

'D' Prior to July 1, 2000, HSBC Asset Management (Americas) Inc. managed another pooled investment vehicle called a collective investment trust (CTF) with the same investment objective as the fund since 1993. The assets from that CTF were converted into the HSBC Investor Mid-Cap Fund on July 1. The CTF was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The Fund is measured against the Standard & Poor's 400 Mid Cap Index, an unmanaged index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                              HSBC INVESTOR FAMILY OF FUNDS   17

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund'D'
(Class A (Investor) Shares, B Shares and C Shares)

by David Fisher
Portfolio Manager
Capital Guardian Trust Company

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, know as "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio"). The Portfolio employs Capital Guardian Trust Company as sub-investment adviser.

The Portfolio invest primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

The shares of the HSBC Investor International Equity Fund returned -25.42% and the Class A (Investor) Shares of the HSBC Investor Overseas Equity Fund returned -25.93% (without sales charge) for the year ended October 31, 2001. That compares to a -24.93% and -26.39% return for the Funds' benchmarks, the Morgan Stanley Capital International, Europe, Australia and Far East Index and the Lipper International Funds Average(1).

International markets posted poor returns during the period due to a severe U.S. economic slowdown, which spread across the globe and created fears of a worldwide recession. The terrorist attacks in the U.S. on September 11, 2001, further weakened the already poor outlook for economic growth and corporate profits in many overseas markets. Technology and telecommunications stocks suffered especially big losses in that environment. Many sectors--including airlines and insurers--also experienced significant losses. Central banks in several countries cut interest rates during the period in an effort to stimulate their economies.

In Europe, stock prices fell as investors worried that slowing economic growth would hurt corporate earnings. The European Central Bank beginning in the second quarter of 2001 cut short-term interest rates to help boost economic growth. Technology and telecommunications stocks performed especially poorly, as many companies in these sectors announced that earnings growth would be lower than expected. Shares of firms with more predictable earnings growth rates in sectors such as food and beverages, energy services and utilities delivered relatively strong performance.

Stock prices in Japan plunged to 16-year lows. Japan faces political uncertainty, negative Gross Domestic Product growth, low consumer confidence and a troubled banking system as well as a deflationary environment. Shares of Japanese technology and tele-communications firms performed especially poorly. Some signs of hope appeared late in the period, when Japan's new Prime Minister outlined plans for much-needed economic and banking reforms.

Capital Guardian Trust Company's bottom-up, research-driven approach to investing is based on extensive field research and direct company contact. The Portfolio maintained an overweight position in technology, media and telecommunications stocks due to our belief in the strong long-term outlook for those sectors. That position hurt the Portfolio's performance during the period. However, our disciplined investment approach helped us to identify technology firms that are well-positioned for the future and helped us avoid stocks of many financially unstable companies in the sector. The Portfolio's overweight position in Japan also dampened performance.*

During the period the Portfolio benefited from its investments in select pharmaceutical companies, retail banks and other financial services firms, oil companies, and food and beverage makers. The Portfolio also benefited from strong stock selection in countries such as Australia, South Korea and Mexico. We increased the Portfolio's weighting in Japan, focusing on Japanese companies that appear to be serious about restructuring. Our picks among financial and real-estate stocks in that country benefited the Portfolio's performance late in the period.*

We believe that overseas markets may experience further losses during the coming months, due largely to the negative effects of the September 11 attacks on America to the global economy. In particular, a recession in the U.S. could have ripple effects on the rest of the world. The recent downturn in foreign markets may also provide an opportunity to purchase attractively valued shares of financially solid companies across many sectors. We will continue to employ a disciplined strategy of bottom-up, research-based stock selection to identify such shares.

-------------------------------------------------------------------------------

'D' International investing involves increased risk and volatility.
(1) The Lipper International Funds Average is comprised of managed funds that invest their assets in securities whose primary trading markets are outside of the United States. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

* Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


18 HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund - As of October 31, 2001



Value of a $10,000 Investment

                                     [GRAPH]

               HSBC Investor International             MSCI EAFE
                      Equity Fund                        Index
1/9/95                  10,000                           10,000
12/31/95                11,254                           11,155
12/31/96                12,950                           11,865
12/31/97                14,208                           12,109
12/31/98                15,975                           14,571
12/31/99                27,319                           18,549
12/31/00                21,952                           15,960
10/31/01                16,874                           12,056


Value of a $10,000 Investment

                                     [GRAPH]

                HSBC Investor Overseas Equity           MSCI EAFE
                  Fund Class A (Investor)(2)              Index
8/26/96                      9,497                       10,000
12/31/96                    10,132                       10,439
12/31/97                    10,932                       10,654
12/31/98                    12,087                       12,820
12/31/99                    20,392                       16,320
12/31/00                    16,276                       14,042
10/31/01                    12,444                       10,607


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.


Average Annual Total Return

                                                          Inception        1         5       Since
As of October 31, 2001                                       Date        Year      Year    Inception
-----------------------------------------------------------------------------------------------------
HSBC Investor International Equity Fund                     1/9/95      -25.42%    6.59%    7.99%
-----------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class A (Investor)(2)   8/26/96      -29.65%    4.18%    4.31%
-----------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class B(3)               1/6/98      -29.21%     N/A     2.15%
-----------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class C(4)              11/4/98      -27.20%     N/A     2.10%
-----------------------------------------------------------------------------------------------------

(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum 4.00%.
(4) Reflects the contingent deferred sales charge maximum 1.00%.

-------------------------------------------------------------------------------

The Funds are measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                              HSBC INVESTOR FAMILY OF FUNDS   19

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund'D' (Class A (Investor) Shares, B Shares and C Shares) by Brian Stack
Portfolio Manager
MFS Institutional Advisors, Inc.


The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ("the Funds") seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The portfolio employs MFS Institutional Advisers, Inc., as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

During the year ended October 31, 2001, the shares of the HSBC Investor Small Cap Equity Fund produced a -22.98% return and the Class A (Investor) Shares of the HSBC Investor Opportunity Fund produced a -23.65% return (without sales charge). The Funds' benchmarks the Russell 2000 Stock Index and the Lipper Small Cap Growth Funds Average,(1) returned -12.70% and -28.99%, respectively.

Stocks delivered extremely poor returns during the period. A sharp economic slowdown and weak corporate profits created fears of a recession, and caused investors to sell stocks. Technology stocks trading at premium prices suffered especially severe losses in that environment. There was a short-lived rally in technology and health-care stocks during the second quarter of 2001. However, the terrorist attacks in September hurt consumer confidence and business spending, and helped push stock prices down again.

Small-company stocks, which tend to be especially sensitive to changes in the economy, posted losses during the period. Small-cap stocks outperformed shares of large companies, however, due in part to small-caps' attractive valuations relative to large-caps.

The Portfolio employs a bottom-up, fundamentals-based approach to investing in small- and medium-sized companies, focusing on the quality of individual companies and on their stock valuations. We look for firms with strong earnings growth potential because we believe that earnings growth drives stock prices. That approach led the Portfolio to overweight positions in sectors such as technology (34.0% of the net assets of the portfolio on October 31, 2001), health care (20.8%) and business services (3.0%). The Fund's high exposure to technology shares hurt performance, as high valuations and concerns about the future earnings potential of many technology firms caused investors to sell their shares.*

The Portfolio benefited from its overweight position in the health care sector. Health care firms provide essential services and therefore can deliver relatively strong earnings growth in a weak economic environment. One of the Portfolio's strongest-performing health-care stocks was prescription benefits manager Caremark Rx, Inc. (3.07%). An overweight position in the business services sector also benefited the Portfolio, because companies increasingly are using business services technology to boost efficiency and cut costs. One of the Portfolio's largest holdings in this area was Affiliated Computer Services, Inc. (1.01%), which provides processing service for small businesses.*

We expect economic growth to continue slowing in the coming months as consumer confidence and spending levels remain low. However, we are optimistic that the economy will begin to recover during the next year, helping to strengthen the equity market. Small-company stocks remain attractively valued, and we expect to find the greatest growth opportunities in the technology, health care and business services sectors. We will also maintain a well-diversified portfolio to reduce shareholder risks.

-------------------------------------------------------------------------------

'D' Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.
(1) The Lipper Small Cap Funds Average is comprised of managed funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalization of less than $1 billion at time of purchase. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

* Portfolio composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Some of the returns shown reflect a period of unusually favorable market conditions, which may be difficult to duplicate.

20 HSBC INVESTOR FAMILY OF FUNDS

-------------------------------------------------------------------------------
PORTFOLIO REVIEWS
-------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund - As of October 31, 2001



Value of a $10,000 Investment

                                     [GRAPH]

               HSBC Investor Small           Russell 2000
                 Cap Equity Fund              Stock Index
  9/3/96             10,000                     10,000
12/31/96             10,864                     10,931
12/31/97             13,336                     13,376
12/31/98             15,127                     13,035
12/31/99             22,418                     15,806
12/31/00             23,547                     15,329
10/31/01             19,329                     13,733


Value of a $10,000 Investment

                                     [GRAPH]

                 HSBC Investor Opportunity        Russell 2000
                 Fund Class A (Investor)(2)        Stock Index
 9/23/96                  9,497                       10,000
12/31/96                  9,501                       10,520
12/31/97                 11,578                       12,873
12/31/98                 13,080                       12,545
12/31/99                 19,238                       15,212
12/31/00                 20,062                       14,752
10/31/01                 16,363                       13,217


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.


Average Annual Total Return

                                                                Inception         1          5          Since
As of October 31, 2001                                             Date          Year       Year      Inception
HSBC Investor Small Cap Equity Fund                               9/3/96        -22.98%     12.70%      13.63%
HSBC Investor Opportunity Fund Class A (Investor)(2)             9/23/96        -27.48%     10.80%      10.13%
HSBC Investor Opportunity Fund Class B(3)                         1/6/98        -26.18%       N/A        8.80%
HSBC Investor Fund Class C(4)                                    11/4/98        -24.68%       N/A       12.10%


(2) Reflects the maximum sales charge of 5.00%.
(3) Reflects the contingent deferred sales charge maximum 4.00%.
(4) Reflects the contingent deferred sales charge maximum 1.00%.

-------------------------------------------------------------------------------

The Funds are measured against the Russell 2000 Stock Index, an unmanaged index generally representative of the performance of small-capitalization stocks. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Some of the returns shown reflect a period of unusually favorable market conditions, which may be difficult to duplicate.



                                                HSBC INVESTOR FAMILY OF FUNDS 21

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001
 ................................................................................

---------------------------------------------------------------
 MUNICIPAL BONDS  - 82.8%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
GUAM  - 0.3%
Guam Economic Development Authority
 Revenue, 5.50%, 5/15/41...............   100,000       103,104
                                                     ----------
NEW YORK  - 81.1%
Brookhaven, New York GO (FGIC Insured),
 5.50%, 10/1/12........................   500,000       542,205
Erie County, New York GO (FGIC
 Insured), 5.38%, 6/15/07..............   250,000       269,603
Long Island Power Authority Revenue
 (MBIA Insured), 4.50%, 4/1/11,
 Mandatory Tender 4/1/05 @ 100......... 1,000,000     1,032,560
Metropolitan Transit Authority of New
 York Revenue, 5.75%, 7/1/13...........   285,000       325,538
Metropolitan Transit Authority of New
 York Revenue (FGIC Insured), 5.25%,
 7/1/17................................   720,000       749,909
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.75%, 1/1/14.........................   750,000       835,928
New York City GO, Series H, 6.00%,
 8/1/14................................ 1,000,000     1,087,950
New York City Housing Development Corp.
 Revenue, 5.70%, 11/1/13...............   500,000       517,105
New York City Housing Development Corp.
 Revenue, AMT, 5.60%, 11/1/19..........   100,000       103,369
New York City Municipal Assistance
 Corp. Revenue, 6.00%, 7/1/06.......... 1,250,000     1,400,250
New York City Municipal Water Finance
 Authority Revenue, 5.13%, 6/15/31.....   535,000       536,177
New York City Municipal Water Finance
 Authority Revenue (FGIC Insured),
 5.94%, 6/15/19 (b).................... 2,000,000       818,460
New York City Transitional Finance
 Authority Revenue (FGIC Insured),
 6.00%, 8/15/15........................ 1,000,000     1,129,600
New York Counties Tobacco Trust II
 Revenue, 5.63%, 6/1/35................ 1,750,000     1,787,713
New York Counties Tobacco Trust II
 Revenue, 5.75%, 6/1/43................   500,000       514,960
New York State Dormitory Authority
 Revenue, 5.00%, 4/1/07................   500,000       538,360
New York State Dormitory Authority
 Revenue, 5.75%, 5/15/09...............   500,000       545,800
New York State Dormitory Authority
 Revenue, 6.50%, 8/15/11...............   225,000       268,463
New York State Dormitory Authority
 Revenue, 5.25%, 7/1/13................   500,000       536,275
New York State Dormitory Authority
 Revenue, 6.25%, 5/15/17, Prerefunded
 5/15/03 @ 102.........................   375,000       405,915
New York State Dormitory Authority
 Revenue, 5.50%, 8/15/17...............   990,000     1,033,669
New York State Dormitory Authority
 Revenue, 5.50%, 8/15/17, Prerefunded
 2/15/07 @ 102.........................    10,000        11,335
New York State Dormitory Authority
 Revenue, 6.00%, 7/1/19................   350,000       387,506
New York State Dormitory Authority
 Revenue (AMBAC Insured), 4.00%,
 7/1/03................................   830,000       852,991
New York State Dormitory Authority
 Revenue (AMBAC Insured), 4.00%,
 7/1/04................................   975,000     1,009,027
New York State Dormitory Authority
 Revenue (AMBAC Insured), 5.50%,
 8/1/10................................   750,000       830,858





---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York State Dormitory Authority
 Revenue (AMBAC Insured), 5.63%,
 7/1/16................................ 1,000,000     1,129,560
New York State Dormitory Authority
 Revenue (AMBAC Insured), 5.50%,
 7/1/18................................   500,000       551,025
New York State Dormitory Authority
 Revenue (MBIA Insured), 5.50%,
 7/1/23................................ 1,300,000     1,424,435
New York State Environmental Facility
 Corp. Revenue, 5.70%, 1/15/14......... 1,000,000     1,112,680
New York State Housing Finance Agency
 Service Contract Obligation Revenue,
 5.88%, 9/15/14........................   840,000       878,170
New York State Housing Finance Agency
 Service Contract Obligation Revenue,
 5.88%, 9/15/14, Prerefunded 9/15/03 @
 102...................................   160,000       174,027
New York State Local Government
 Assistance Corp. Revenue, 6.00%,
 4/1/16, Prerefunded 4/1/05 @ 102......   190,000       214,966
New York State Local Government
 Assistance Corp. Revenue, 6.00%,
 4/1/16................................   810,000       868,498
New York State Mortgage Agency Revenue,
 AMT, 5.60%, 10/1/14................... 1,000,000     1,060,090
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.25%, 4/1/07...............   300,000       327,159
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.50%, 4/1/17............... 1,000,000     1,081,100
New York State Thruway Authority
 Service Contract Revenue, 5.88%,
 4/1/14, Prerefunded 4/1/04 @ 102...... 1,000,000     1,102,100
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12................ 1,000,000     1,091,910
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12................   500,000       569,580
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/14........................   300,000       316,827
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/15........................   665,000       696,282
Port Authority of New York & New Jersey
 Revenue, 5.38%, 3/1/28................ 1,100,000     1,131,030
Port Authority of New York & New Jersey
 Special Obligation Revenue, AMT,
 5.75%, 12/1/22........................   500,000       525,510
                                                     ----------
                                                     32,326,475
                                                     ----------
PUERTO RICO  - 1.4%
Puerto Rico Publishing Finance Corp.
 Revenue (LOC AMBAC), 5.38%, 6/1/18....   500,000       549,180
                                                     ----------
TOTAL MUNICIPAL BONDS..................              32,978,759
                                                     ----------

---------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 9.0%

NEW YORK  - 9.0%

New York City GO, Series C (LOC Morgan
 Guaranty Trust), 2.20%................   700,000       700,000
New York City Water Finance Authority
 (FGIC Insured), 1.95%.................   400,000       400,000
New York State Energy Research &
 Development Authority Pollution
 Control Revenue (LOC Mellon Bank),
 2.00%................................. 1,300,000     1,300,000

22    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York State Energy Research &
 Development Authority Pollution
 Control Revenue for Niagara Mohawk
 Power Corp., AMT (LOC Bank One),
 2.05%.................................   300,000       300,000
New York State Job Development
 Authority Revenue, AMT, 1.95%.........   500,000       500,000
New York State Job Development
 Authority, AMT, 1.95%.................   400,000       400,000
                                                     ----------
                                                      3,600,000
                                                     ----------
TOTAL VARIABLE RATE DEMAND NOTES.......               3,600,000
                                                     ----------
---------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.5%
                                          SHARES      VALUE($)
                                         ---------   ----------
Provident New York Tax-Free Money
 Market Fund...........................   611,819       611,819
                                                     ----------
TOTAL INVESTMENT COMPANIES.............                 611,819
                                                     ----------
TOTAL INVESTMENTS
 (COST $35,036,659) (a)  - 93.3%.......              37,190,578
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $39,853,997.

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:



      Unrealized appreciation.........  $2,153,919
      Unrealized depreciation.........          --
                                        ----------
      Net unrealized appreciation.....  $2,153,919
                                        ----------
                                        ----------

(b) Rate presented represents the effective yield at time of purchase.

 * Variable rate security. The interest rate on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on October 31, 2001. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Interest on security is subject to Federal
          Alternative Minimum Tax
FGIC   -- Federal Guaranty Insurance Corporation
FSA    -- Financial Security Assurance
GO     -- General Obligation
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Insurance Association


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    23

          HSBC INVESTOR BALANCED FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001
 ................................................................................

----------------------------------------------------------------
 COMMON STOCKS  - 55.4%
                                             SHARES    VALUE($)
                                             -------   ---------
BANKING & FINANCE  - 7.8%
Bank of America Corp.......................    4,000     235,960
Bank of New York Co., Inc..................    2,800      95,228
Citigroup, Inc.............................    8,700     396,024
Fannie Mae.................................    2,500     202,400
FleetBoston Financial Corp.................    6,300     207,018
Washington Mutual, Inc.....................    4,400     132,836
                                                       ---------
                                                       1,269,466
                                                       ---------

COMPUTER SOFTWARE  - 4.3%
First Data Corp............................    1,800     121,626
Microsoft Corp. (b)........................    7,700     447,755
Oracle Corp. (b)...........................    9,000     122,040
                                                       ---------
                                                         691,421
                                                       ---------
COMPUTERS  - 2.3%
International Business Machines Corp.......    2,300     248,561
Sun Microsystems, Inc. (b).................   12,400     125,860
                                                       ---------
                                                         374,421
                                                       ---------

CONSUMER MANUFACTURING  - 0.7%
Mattel, Inc................................    6,400     121,152
                                                       ---------

CONSUMER PRODUCTS  - 3.8%
Anheuser-Busch Cos., Inc...................    2,700     112,482
Coca-Cola Co...............................    3,900     186,732
Kimberly-Clark Corp........................    2,000     111,020
Philip Morris Cos., Inc....................    4,400     205,920
                                                       ---------
                                                         616,154
                                                       ---------
DIVERSIFIED MANUFACTURING OPERATIONS  - 5.0%
General Electric Co........................   10,800     393,228
Honeywell International, Inc...............    4,400     130,020
Tyco International Ltd.....................    5,700     280,098
                                                       ---------
                                                         803,346
                                                       ---------

ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 2.4%
Intel Corp.................................   10,400     253,968
Texas Instruments, Inc.....................    4,900     137,151
                                                       ---------
                                                         391,119
                                                       ---------

GAS & ELECTRIC UTILITY  - 0.9%
Calpine Corp. (b)..........................    2,900      71,775
Dynegy, Inc................................    1,900      68,210
                                                       ---------
                                                         139,985
                                                       ---------
HEALTH CARE  - 3.5%
Healthsouth Corp. (b)......................   10,400     135,408
Johnson & Johnson..........................    5,000     289,550




----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                             SHARES    VALUE($)
                                             -------   ---------
Medtronic, Inc.............................    3,400     137,020
                                                       ---------
                                                         561,978
                                                       ---------

INSURANCE  - 2.4%
American International Group...............    3,700     290,820
Principal Financial Group, Inc. (b)........    4,377      98,483
                                                       ---------
                                                         389,303
                                                       ---------

MEDIA  - 1.1%
AOL Time Warner, Inc. (b)..................    5,700     177,897
                                                       ---------

OIL & GAS  - 4.3%
ChevronTexaco Corp.........................    1,500     132,825
Exxon Mobil Corp...........................   10,900     430,005
Royal Dutch Petroleum Co. ADR..............    2,500     126,275
                                                       ---------
                                                         689,105
                                                       ---------

PAPER & FOREST PRODUCTS  - 0.5%
International Paper Co.....................    2,300      82,340
                                                       ---------

PHARMACEUTICALS  - 7.2%
American Home Products Corp................    2,400     133,992
Bristol-Myers Squibb Co....................    3,400     181,730
Cardinal Health, Inc.......................    3,100     208,041
Caremark Rx, Inc. (b)......................    4,300      57,620
Merck & Co., Inc...........................    2,800     178,668
Pfizer, Inc................................    7,500     314,250
Schering-Plough Corp.......................    2,600      96,668
                                                       ---------
                                                       1,170,969
                                                       ---------

RETAIL  - 5.8%
Costco Wholesale Corp. (b).................    2,600      98,358
Home Depot, Inc............................    5,500     210,265
Safeway, Inc. (b)..........................    2,900     120,785
Target Corp................................    3,200      99,680
Toys 'R' Us, Inc. (b)......................    4,400      83,600
Wal-Mart Stores, Inc.......................    6,300     323,820
                                                       ---------
                                                         936,508
                                                       ---------

TELECOMMUNICATIONS  - 3.4%
Broadwing, Inc. (b)........................    7,900      73,154
Cisco Systems, Inc. (b)....................    9,000     152,280
SBC Communications, Inc....................    2,900     110,519
Verizon Communications, Inc................    4,300     214,183
                                                       ---------
                                                         550,136
                                                       ---------

TOTAL COMMON STOCKS........................            8,965,300
                                                       ---------

24    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR BALANCED FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

---------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  26.0%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
FEDERAL FARM CREDIT BANK  - 4.1%
6.30%, 12/20/10........................   600,000       661,901
                                                     ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 10.8%
7.00%, 1/1/31.......................... 1,671,159     1,745,212
                                                     ----------
U.S. TREASURY BONDS  - 4.9%
6.63%, 2/15/27.........................    90,000       109,582
6.13%, 11/15/27........................   600,000       691,875
                                                     ----------
                                                        801,457
                                                     ----------
U.S. TREASURY NOTES  - 6.2%
6.38%, 1/31/02.........................   600,000       606,258
6.50%, 2/15/10.........................   350,000       406,191
                                                     ----------
                                                      1,012,449
                                                     ----------

TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS....................               4,221,019
                                                     ----------
---------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 13.5%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------

FINANCE  - 13.5%
General Electric Capital Corp., 7.38%,
 1/19/10...............................  1,000,000    1,140,087
Morgan Stanley Dean Witter & Co.,
 6.45%, 2/8/06.........................  1,000,000    1,052,618
                                                     ----------
TOTAL CORPORATE OBLIGATIONS............               2,192,705
                                                     ----------
---------------------------------------------------------------
 INVESTMENT COMPANIES  - 4.3%
                                          SHARES      VALUE($)
                                         ---------   ----------
Dreyfus Cash Management Fund...........   232,173       232,173
Provident Temp Fund....................   472,614       472,614
                                                     ----------

TOTAL INVESTMENT COMPANIES.............                 704,787
                                                     ----------
TOTAL INVESTMENTS
 (COST $17,426,973) (a)  - 99.2%.......              16,083,811
                                                     ----------
                                                     ----------

---------

Percentages indicated are based on net assets of $16,212,563.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,392. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation..................  $   409,024
  Unrealized depreciation..................   (1,755,578)
                                             -----------
  Net unrealized depreciation..............  $(1,346,554)
                                             -----------
                                             -----------

(b) Represents non-income producing security.

ADR -- American Depositary Receipt

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    25

          HSBC INVESTOR EQUITY FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001
 ................................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - 98.6%
                                           SHARES      VALUE($)
                                          ---------   -----------
AEROSPACE & DEFENSE  - 2.3%
General Dynamics Corp...................     16,350     1,334,160
Northrop Grumman Corp...................     19,950     1,994,003
                                                      -----------
                                                        3,328,163
                                                      -----------
BANKING & FINANCE  - 16.2%
Bank One Corp...........................     72,800     2,416,232
Citigroup, Inc..........................    158,824     7,229,667
Fannie Mae..............................     35,700     2,890,272
FleetBoston Financial Corp..............     57,500     1,889,450
Household International, Inc............     41,150     2,152,145
J.P. Morgan Chase & Co..................     54,800     1,937,728
MBNA Corp...............................     82,800     2,286,108
Morgan Stanley Dean Witter & Co.........     32,400     1,585,008
Wells Fargo & Co........................     37,450     1,479,275
                                                      -----------
                                                       23,865,885
                                                      -----------
COMMERCIAL SERVICES  - 0.6%
Accenture Ltd., Class A (b).............     52,400       920,668
                                                      -----------
COMPUTER SOFTWARE  - 2.8%
BEA Systems, Inc. (b)...................     13,050       158,427
Microsoft Corp. (b).....................     49,100     2,855,165
Oracle Corp. (b)........................     17,200       233,232
Siebel Systems, Inc. (b)................      6,300       102,879
Veritas Software Corp. (b)..............     24,500       695,310
                                                      -----------
                                                        4,045,013
                                                      -----------
COMPUTERS  - 4.2%
Dell Computer Corp. (b).................     47,500     1,139,050
Electronic Data Systems Corp............     36,300     2,336,631
EMC Corp. (b)...........................      6,700        82,544
International Business Machines Corp....     23,150     2,501,821
Sun Microsystems, Inc. (b)..............     10,700       108,605
                                                      -----------
                                                        6,168,651
                                                      -----------
CONSUMER MANUFACTURING  - 1.1%
Harley-Davidson, Inc....................     36,200     1,638,412
                                                      -----------
CONSUMER PRODUCTS  - 3.9%
Colgate-Palmolive Co....................     29,700     1,708,344
Diageo PLC ADR..........................     35,100     1,433,835
Estee Lauder Cos., Inc., Class A........     16,500       532,125
Kimberly-Clark Corp.....................     35,750     1,984,483
                                                      -----------
                                                        5,658,787
                                                      -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 7.6%
Danaher Corp............................     12,300       685,602
General Electric Co.....................    122,500     4,460,225
SPX Corp. (b)...........................      4,150       413,340
Tyco International Ltd..................    114,800     5,641,288
                                                      -----------
                                                       11,200,455
                                                      -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 5.2%
Altera Corp. (b)........................     55,500     1,121,100
Applied Micro Circuits Corp. (b)........     22,100       243,763
Flextronics International Ltd. (b)......     78,800     1,568,120




-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
Intel Corp..............................     44,000     1,074,480
Koninklijke Philips Electronics NV
 ADR....................................     90,631     2,043,729
Micron Technology, Inc. (b).............     11,000       250,360
Solectron Corp. (b).....................    105,600     1,298,880
                                                      -----------
                                                        7,600,432
                                                      -----------
ENVIRONMENTAL SERVICES  - 0.6%
Republic Services, Inc. (b).............     49,500       810,810
                                                      -----------
FOREST PRODUCTS & PAPER  - 1.2%
Weyerhaeuser Co.........................     36,050     1,799,256
                                                      -----------
GAS & ELECTRIC UTILITY  - 3.0%
AES Corp. (b)...........................     42,200       584,470
American Electric Power Co., Inc........     42,600     1,784,940
Dynegy, Inc.............................      9,600       344,640
Entergy Corp............................     44,100     1,713,285
                                                      -----------
                                                        4,427,335
                                                      -----------
HEALTH CARE  - 2.6%
Health Management Associates, Inc. (b)..     31,100       606,139
Johnson & Johnson.......................     33,800     1,957,358
Medtronic, Inc..........................     31,600     1,273,480
                                                      -----------
                                                        3,836,977
                                                      -----------
INSURANCE  - 7.2%
AFLAC, Inc..............................     15,500       379,130
Allstate Corp...........................     41,600     1,305,408
American International Group............     42,750     3,360,150
Loews Corp..............................     57,550     2,923,540
MetLife, Inc............................     95,800     2,577,020
                                                      -----------
                                                       10,545,248
                                                      -----------
MACHINERY & EQUIPMENT  - 1.0%
Caterpillar, Inc........................     31,900     1,426,568
                                                      -----------
MEDIA  - 7.5%
AOL Time Warner, Inc. (b)...............     87,100     2,718,391
Comcast Corp. (b).......................     44,350     1,589,504
Gannett Co., Inc........................     28,290     1,787,928
Liberty Media Corp. Group A (b).........    317,200     3,708,068
News Corporation Ltd. ADR...............     50,422     1,200,044
                                                      -----------
                                                       11,003,935
                                                      -----------
OIL & GAS  - 5.5%
Baker Hughes, Inc.......................     24,100       863,503
Conoco, Inc.............................     55,250     1,419,925
Kerr-McGee Corp.........................     23,700     1,365,120
Pancanadian Energy Corp (b).............     45,027     1,247,259
Phillips Petroleum Co...................     38,100     2,073,021
Transocean Sedco Forex, Inc.............     37,200     1,121,580
                                                      -----------
                                                        8,090,408
                                                      -----------

26    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR EQUITY FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
PHARMACEUTICALS  - 12.2%
Abbott Laboratories.....................     41,000     2,172,180
Bristol-Myers Squibb Co.................     33,450     1,787,903
Cardinal Health, Inc....................     26,250     1,761,638
Pfizer, Inc.............................    135,350     5,671,164
Pharmacia Corp..........................     89,237     3,615,882
Schering-Plough Corp....................     79,800     2,966,964
                                                      -----------
                                                       17,975,731
                                                      -----------
RETAIL  - 7.2%
Home Depot, Inc.........................     44,700     1,708,881
Kohl's Corp. (b)........................     53,400     2,969,574
Kroger Co. (b)..........................     28,200       689,772
McDonald's Corp.........................     30,800       802,956
Sears, Roebuck And Co...................     42,300     1,639,971
Target Corp.............................     58,500     1,822,275
Wal-Mart Stores, Inc....................     17,750       912,350
                                                      -----------
                                                       10,545,779
                                                      -----------
TELECOMMUNICATIONS  - 6.2%
Amdocs Ltd. (b).........................     13,900       362,929
AT&T Wireless Services Inc. (b).........    156,800     2,264,192
Cisco Systems, Inc. (b).................    124,200     2,101,464
Hughes Electronics Corp. (b)............     56,900       782,375
Juniper Networks, Inc. (b)..............     19,400       432,426
Nokia Oyj ADR...........................     67,450     1,383,400
Verizon Communications, Inc.............     36,246     1,805,413
                                                      -----------
                                                        9,132,199
                                                      -----------
-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
TRANSPORTATION  - 0.5%
Canadian Pacific Railway Ltd. (b).......     41,175       694,210
                                                      -----------
TOTAL COMMON STOCKS.....................              144,714,922
                                                      -----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES - 1.8%

Dreyfus Cash Management Fund............  2,613,457     2,613,457
                                                      -----------
TOTAL INVESTMENT COMPANIES..............                2,613,457
                                                      -----------
TOTAL INVESTMENTS
 (COST $152,115,770) (a)  - 100.4%......              147,328,379
                                                      -----------
                                                      -----------

---------

Percentages indicated are based on net assets of $146,685,500.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $991,009. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................  $ 16,075,587
  Unrealized depreciation......................   (21,853,987)
                                                 ------------
  Net unrealized depreciation..................  $ (5,778,400)
                                                 ------------
                                                 ------------

(b) Represents non-income producing security.

ADR - American Depositary Receipt

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    27

          HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001
 ................................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - 99.4%
                                           SHARES      VALUE($)
                                          ---------   -----------
AEROSPACE & DEFENSE  - 1.3%
United Technologies Corp................     53,500     2,883,115
                                                      -----------
BANKING & FINANCE  - 14.1%
Bank of America Corp....................     99,800     5,887,202
Citigroup, Inc..........................    212,500     9,673,000
Fannie Mae..............................     60,900     4,930,464
FleetBoston Financial Corp..............    154,600     5,080,156
State Street Corp.......................     52,900     2,409,066
Washington Mutual, Inc..................    107,200     3,236,368
                                                      -----------
                                                       31,216,256
                                                      -----------
COMPUTER SOFTWARE  - 5.2%
First Data Corp.........................     43,300     2,925,781
Microsoft Corp. (b).....................     94,900     5,518,435
Oracle Corp. (b)........................    221,900     3,008,964
                                                      -----------
                                                       11,453,180
                                                      -----------
COMPUTERS  - 5.4%
International Business Machines Corp....    109,700    11,855,279
                                                      -----------
CONSUMER MANUFACTURING  - 1.3%
Mattel, Inc.............................    156,600     2,964,438
                                                      -----------
CONSUMER PRODUCTS  - 6.8%
Anheuser-Busch Cos., Inc................     65,400     2,724,564
Coca-Cola Co............................     95,800     4,586,904
Kimberly-Clark Corp.....................     49,700     2,758,847
Philip Morris Cos., Inc.................    106,900     5,002,920
                                                      -----------
                                                       15,073,235
                                                      -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 7.9%
General Electric Co.....................    265,100     9,652,291
Honeywell International, Inc............     26,500       783,075
Tyco International Ltd..................    142,700     7,012,278
                                                      -----------
                                                       17,447,644
                                                      -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 4.3%
Intel Corp..............................    255,500     6,239,310
Texas Instruments, Inc..................    119,900     3,356,001
                                                      -----------
                                                        9,595,311
                                                      -----------
GAS & ELECTRIC UTILITY  - 1.4%
Dynegy, Inc.............................     89,300     3,205,870
                                                      -----------
HEALTH CARE  - 6.2%
Healthsouth Corp. (b)...................    255,400     3,325,308
Johnson & Johnson.......................    122,600     7,099,766
Medtronic, Inc..........................     83,900     3,381,170
                                                      -----------
                                                       13,806,244
                                                      -----------
INSURANCE  - 4.3%
American International Group............     90,100     7,081,860
Principal Financial Group, Inc. (b).....    107,643     2,421,968
                                                      -----------
                                                        9,503,828
                                                      -----------
MEDIA  - 2.0%
AOL Time Warner, Inc. (b)...............    140,300     4,378,763
                                                      -----------
OIL & GAS  - 7.6%
ChevronTexaco Corp......................     36,400     3,223,220
Exxon Mobil Corp........................    266,600    10,517,370
Royal Dutch Petroleum Co. ADR...........     61,300     3,096,263
                                                      -----------
                                                       16,836,853
                                                      -----------
PAPER & FOREST PRODUCTS  - 0.9%
International Paper Co..................     56,200     2,011,960
                                                      -----------




-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
PHARMACEUTICALS  - 13.0%
American Home Products Corp.............     59,600     3,327,468
Bristol-Myers Squibb Co.................     84,400     4,511,180
Cardinal Health, Inc....................     76,400     5,127,204
Caremark Rx, Inc. (b)...................    106,200     1,423,080
Merck & Co., Inc........................     69,800     4,453,938
Pfizer, Inc.............................    183,700     7,697,030
Schering-Plough Corp....................     61,900     2,301,442
                                                      -----------
                                                       28,841,342
                                                      -----------
RETAIL  - 10.4%
Costco Wholesale Corp. (b)..............     65,100     2,462,733
Home Depot, Inc.........................     92,100     3,520,983
Lowe's Companies, Inc...................     50,000     1,705,000
Safeway, Inc. (b).......................     72,300     3,011,295
Target Corp.............................     74,600     2,323,790
Toys 'R' Us, Inc. (b)...................    102,800     1,953,200
Wal-Mart Stores, Inc....................    156,400     8,038,960
                                                      -----------
                                                       23,015,961
                                                      -----------
TELECOMMUNICATIONS  - 7.3%
Broadwing, Inc. (b).....................    194,500     1,801,070
Cisco Systems, Inc. (b).................    385,400     6,520,968
SBC Communications, Inc.................     69,800     2,660,078
Verizon Communications, Inc.............    104,600     5,210,126
                                                      -----------
                                                       16,192,242
                                                      -----------
TOTAL COMMON STOCKS.....................              220,281,521
                                                      -----------
-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.4%

Dreyfus Cash Management Fund............    823,966       823,966
                                                      -----------
TOTAL INVESTMENT COMPANIES..............                  823,966
                                                      -----------
TOTAL INVESTMENTS
 (COST $212,149,539) (a)  - 99.8%.......              221,105,487
                                                      -----------

---------

Percentages indicated are based on net assets of $221,478,759.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,743,192. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows

       Unrealized appreciation...........  $ 20,975,389
       Unrealized depreciation...........   (14,762,633)
                                           ------------
       Net unrealized appreciation.......  $  6,212,756
                                           ------------
                                           ------------

(b) Represents non-income producing security.
ADR  - American Depositary Receipt
Written call options open at October 31, 2001:

                                                 SHARES
                         EXPIRATION   EXERCISE   SUBJECT
      DESCRIPTION           DATE       PRICE     TO CALL   VALUE($)
      -----------        ----------   --------   -------   --------
International Business
 Machines Corp.........     Jan         110      12,500     (85,000)
International Business
 Machines Corp.........     Jan         115      12,500     (60,000)
                                                           --------
Total (premiums
 received $104,122)....                                    (145,000)
                                                           --------
                                                           --------

28    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001
 ................................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - 92.2%
                                           SHARES      VALUE($)
                                          ---------   -----------
AUTO PARTS & EQUIPMENT  - 0.8%
Visteon Corp............................     95,000     1,130,500
                                                      -----------
BANKING & FINANCE  - 8.7%
Astoria Financial Corp..................     38,500     2,005,465
Dime Bancorp, Inc.......................     68,100     2,307,228
Lehman Brothers Holdings, Inc...........     45,500     2,841,930
M & T Bank Corp.........................     25,000     1,637,500
Marshall & Ilsley Corp..................     24,000     1,407,360
TCF Financial Corp......................     36,500     1,533,000
                                                      -----------
                                                       11,732,483
                                                      -----------
BIOTECHNOLOGY  - 0.9%
Biotech Holders Trust (b)...............     10,000     1,265,500
                                                      -----------
COMMERCIAL SERVICES  - 1.8%
Concord EFS, Inc. (b)...................     87,000     2,381,190
                                                      -----------
COMPUTER SERVICES  - 4.6%
Affiliated Computer Services, Inc. (b)..     12,000     1,056,600
DST Systems, Inc. (b)...................     25,000     1,023,750
Factset Research Systems, Inc...........     60,000     1,485,000
Sungard Data Systems, Inc. (b)..........    105,000     2,646,000
                                                      -----------
                                                        6,211,350
                                                      -----------
COMPUTER SOFTWARE  - 4.4%
Cadence Design Systems, Inc. (b)........     41,000       866,740
Citrix Systems, Inc. (b)................     63,000     1,474,200
IMS Health, Inc.........................     71,000     1,517,270
Intuit, Inc. (b)........................     33,500     1,347,370
Midway Games, Inc. (b)..................     40,000       636,800
                                                      -----------
                                                        5,842,380
                                                      -----------
COMPUTERS  - 1.3%
Sun Microsystems, Inc. (b)..............    167,000     1,695,050
                                                      -----------
CONSUMER MANUFACTURING  - 4.0%
Harley-Davidson, Inc....................     35,800     1,620,308
Jones Apparel Group, Inc. (b)...........     35,000       966,000
Mattel, Inc.............................    145,000     2,744,850
                                                      -----------
                                                        5,331,158
                                                      -----------
CONSUMER PRODUCTS  - 3.1%
Pepsi Bottling Group, Inc...............     25,000     1,162,000
RJ Reynolds Tobacco Holdings, Inc.......     53,000     2,970,120
                                                      -----------
                                                        4,132,120
                                                      -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 5.1%
Atmel Corp. (b).........................     86,400       686,880
Avnet, Inc..............................     57,000     1,175,910
Cypress Semiconductor Corp. (b).........     75,000     1,481,250
Integrated Device Technology, Inc. (b)..     48,000     1,336,800
Vishay Intertechnology, Inc. (b)........    116,000     2,188,920
                                                      -----------
                                                        6,869,760
                                                      -----------
GAS & ELECTRIC UTILITY  - 2.3%
Calpine Corp. (b).......................     36,000       891,000
Dynegy, Inc.............................     17,500       628,250
Southern Co.............................     63,000     1,505,700
                                                      -----------
                                                        3,024,950
                                                      -----------




-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
HEALTH CARE  - 11.3%
Cytyc Corp. (b).........................     70,000     1,835,400
Dentsply International, Inc.............     29,500     1,327,205
Health Management Associates, Inc. (b)..    136,000     2,650,640
Healthsouth Corp. (b)...................    230,000     2,994,600
Laboratory Corp. of America Holdings
 (b)....................................     40,000     3,448,000
Lincare Holdings, Inc. (b)..............     40,000     1,028,000
Patterson Dental Co. (b)................     32,400     1,231,200
St. Jude Medical, Inc. (b)..............     10,000       710,000
                                                      -----------
                                                       15,225,045
                                                      -----------
INSURANCE  - 5.0%
Fidelity National Financial, Inc........     55,500     1,277,055
Gallagher, Arthur J. & Co...............     60,000     2,192,400
Hartford Financial Services Group, Inc..     15,000       810,000
Radian Group, Inc.......................     73,100     2,475,897
                                                      -----------
                                                        6,755,352
                                                      -----------
MANUFACTURING  - 1.3%
The Shaw Group, Inc. (b)................     61,000     1,677,500
                                                      -----------
MEDICAL  - 1.3%
Given Imaging Ltd. (b)..................     50,000       447,500
Medimmune, Inc. (b).....................     32,000     1,255,680
                                                      -----------
                                                        1,703,180
                                                      -----------
OIL & GAS  - 4.7%
Conoco, Inc.............................     35,700       917,490
Cooper Cameron Corp. (b)................     24,000       936,000
Kerr-McGee Corp.........................     22,700     1,307,520
Valero Energy Corp......................     37,800     1,421,280
Weatherford International, Inc. (b).....     48,600     1,663,578
                                                      -----------
                                                        6,245,868
                                                      -----------
PAPER & FOREST PRODUCTS  - 0.9%
International Paper Co..................     32,400     1,159,920
                                                      -----------
PHARMACEUTICALS  - 13.3%
Amerisourcebergen Corp. (b).............     30,000     1,906,800
Andrx Group (b).........................     12,500       811,625
Cardinal Health, Inc....................     39,700     2,664,267
Caremark Rx, Inc. (b)...................    225,000     3,015,000
Cephalon, Inc. (b)......................     18,500     1,166,425
Genzyme Corp. (b).......................     43,000     2,319,850
Human Genome Sciences, Inc. (b).........     39,000     1,662,570
Idec Pharmaceuticals Corp. (b)..........     24,000     1,439,520
ImClone Systems (b).....................     13,000       795,470
Isis Pharmaceuticals, Inc. (b)..........     20,000       415,200
King Pharmaceuticals, Inc. (b)..........     46,000     1,793,540
                                                      -----------
                                                       17,990,267
                                                      -----------
REAL ESTATE  - 0.6%
Hospitality Properties Trust............     30,000       744,300
                                                      -----------
REFUSE SYSTEMS  - 0.8%
Waste Management, Inc...................     45,000     1,102,500
                                                      -----------
RESTAURANTS  - 1.9%
Brinker International, Inc. (b).........     65,000     1,651,000
Darden Restaurants, Inc.................     26,600       851,732
                                                      -----------
                                                        2,502,732
                                                      -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    29

          HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
RETAIL  - 9.2%
Barnes & Noble, Inc. (b)................     37,000     1,359,750
Best Buy Company, Inc. (b)..............     35,000     1,921,500
BJ's Wholesale Club, Inc. (b)...........     35,000     1,776,950
Chico's FAS, Inc. (b)...................     83,000     2,158,000
Office Depot, Inc. (b)..................    145,000     1,972,000
The Men's Wearhouse, Inc. (b)...........     42,000       834,540
Toys 'R' Us, Inc. (b)...................    125,000     2,375,000
                                                      -----------
                                                       12,397,740
                                                      -----------
TELECOMMUNICATIONS  - 3.5%
Broadwing, Inc. (b).....................    132,500     1,226,950
Sprint Corp.- PCS Group (b).............     40,000       892,000
Telephone & Data Systems, Inc...........     20,500     1,801,950
TyCom Ltd. (b)..........................     50,000       766,000
                                                      -----------
                                                        4,686,900
                                                      -----------
TOBACCO  - 1.4%
UST, Inc................................     57,300     1,925,853
                                                      -----------
TOTAL COMMON STOCKS.....................              123,733,598
                                                      -----------
-----------------------------------------------------------------
INVESTMENT COMPANIES  - 6.0%
Dreyfus Cash Management Fund............  6,484,343     6,484,343
Provident Temp Fund.....................  1,524,185     1,524,185
                                                      -----------
TOTAL INVESTMENT COMPANIES..............                8,008,528
                                                      -----------
-----------------------------------------------------------------
 DEPOSITARY RECEIPTS  - 2.8%
                                           SHARES      VALUE($)
                                          ---------   -----------

S&P 400 Mid-Cap Depository Receipt......     45,000     3,719,250
                                                      -----------
TOTAL DEPOSITARY RECEIPTS...............                3,719,250
                                                      -----------
TOTAL INVESTMENTS
 (COST $131,974,696) (a)  - 101.0%......              135,461,376
                                                      -----------
                                                      -----------

--------------

Percentages indicated are based on net assets of $134,164,357.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $524,810. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.................  $ 13,145,624
  Unrealized depreciation.................   (10,183,754)
                                            ------------
  Net unrealized appreciation.............  $  2,961,870
                                            ------------
                                            ------------

(b) Represents non-income producing security.

Written call options open at October 31, 2001:

                                                  SHARES
                       EXPIRATION  EXERCISE      SUBJECT
     DESCRIPTION          DATE      PRICE        TO CALL       VALUE($)
     -----------          ----      -----        -------       --------
Chico's FAS, Inc.         Feb         25          20,000        (26,000)
Citrix Systems, Inc.      Nov         25          20,000        (22,000)
Cytyc Corp.               Feb         30          20,000        (40,000)
ImClone Systems           Nov         60           3,000        (10,800)
St. Jude Medical,
 Inc.                     Nov         70          10,000        (27,500)
                                                               --------
Total (premiums
 received $208,018)                                            (126,300)
                                                               --------
                                                               --------

30    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                             HSBC INVESTOR FAMILY OF FUNDS    31

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2001
 ................................................................................

                                                               LIMITED MATURITY        FIXED INCOME              BOND
                                                                     FUND                  FUND                  FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value                                           $69,463,064          $150,943,722           $8,696,387
  Interest and dividends receivable                                        --                    --                   --
  Receivable for capital shares issued                                     --                31,148               14,359
  Receivable for investments sold                                          --                    --                   --
  Receivable from investment adviser                                   32,842                    --                7,721
  Prepaid expenses                                                     18,024                 8,193               12,382
                                                                  -----------          ------------           ----------
  TOTAL ASSETS                                                     69,513,930           150,983,063            8,730,849
                                                                  -----------          ------------           ----------
LIABILITIES:
  Payable to custodian                                                     --                    --                   --
  Dividends payable                                                   129,872               376,793               19,693
  Payable for investments purchased                                        --                    --                   --
  Payable for capital shares redeemed                                      --                   630                2,000
  Accrued expenses and other liabilities:
     Investment management                                                 --                    --                   --
     Administration                                                     2,183                 5,246                  287
     Distribution                                                         780                    --                1,172
     Shareholder servicing                                                410                    --                1,768
     Other                                                             32,293                20,825                2,252
                                                                  -----------          ------------           ----------
  TOTAL LIABILITIES                                                   165,538               403,494               27,172
                                                                  -----------          ------------           ----------
NET ASSETS                                                        $69,348,392          $150,579,569           $8,703,677
                                                                  -----------          ------------           ----------
                                                                  -----------          ------------           ----------
 .............................................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                                                         $66,478,424          $146,360,732           $8,627,129
  Accumulated (dividends in excess of) net investment income          (12,475)                9,806                  562
  Accumulated net realized gains (losses) from investment
    and futures transactions                                          311,870            (3,463,677)            (251,007)
  Unrealized appreciation (depreciation) from investments
    and futures                                                     2,570,573             7,672,708              326,993
                                                                  -----------          ------------           ----------
NET ASSETS                                                        $69,348,392          $150,579,569           $8,703,677
                                                                  -----------          ------------           ----------
                                                                  -----------          ------------           ----------
 .............................................................................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                                                      $   976,765          $         --           $6,683,440
  Shares Outstanding                                                   92,339                    --              633,633
  Net Asset Value and Redemption Price per share                  $     10.58          $         --           $    10.55
                                                                  -----------          ------------           ----------
                                                                  -----------          ------------           ----------
  Maximum sales charge                                                   4.75%                   --                 4.75%
                                                                  -----------          ------------           ----------
                                                                  -----------          ------------           ----------
  Maximum Offering Price per share (Net Asset
    Value/(100%-maximum sales charge))                            $     11.11          $         --           $    11.08
                                                                  -----------          ------------           ----------
                                                                  -----------          ------------           ----------
 .............................................................................................................................
CLASS B SHARES
  Net Assets                                                      $   895,773          $         --           $1,493,969
  Shares Outstanding                                                   84,572                    --              141,547
  Net Asset Value, Offering Price and Redemption Price per
    share*                                                        $     10.59          $         --           $    10.55
                                                                  -----------          ------------           ----------
                                                                  -----------          ------------           ----------
 .............................................................................................................................
CLASS C SHARES
  Net Assets                                                      $   161,075          $         --           $  526,268
  Shares Outstanding                                                   15,220                    --               49,914
  Net Asset Value, Offering Price and Redemption Price per
    share*                                                        $     10.58          $         --           $    10.54
                                                                  -----------          ------------           ----------
                                                                  -----------          ------------           ----------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES
  Net Assets                                                      $67,314,779          $150,579,569           $       --
  Shares Outstanding                                                6,354,916            13,935,557                   --
  Net Asset Value, Offering Price and Redemption Price per
    share                                                         $     10.59          $      10.81           $       --
                                                                  -----------          ------------           ----------
  Investments, at cost                                            $        --          $         --           $       --
                                                                  -----------          ------------           ----------
                                                                  -----------          ------------           ----------

--------------

* Redemption price per share varies by length of time shares are held.

32    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

         NEW YORK
         TAX-FREE              BALANCED               EQUITY
         BOND FUND               FUND                  FUND
-------------------------------------------------------------------
        $37,190,578           $16,083,811          $147,328,379
            397,093                91,484               133,721
          2,362,711                   223               104,754
                 --                74,981               422,920
                156                10,893                    --
              3,322                19,121                20,081
        -----------           -----------          ------------
         39,953,860            16,280,513           148,009,855
        -----------           -----------          ------------
                 --                    --               432,983
             58,028                    --                    --
                 --                54,617               719,959
             22,434                    --                29,709
                 --                    --                59,967
              2,578                 1,121                11,027
              4,315                   590                 1,394
              5,147                   217                 4,113
              7,361                11,405                65,203
        -----------           -----------          ------------
             99,863                67,950             1,324,355
        -----------           -----------          ------------
        $39,853,997           $16,212,563          $146,685,500
        -----------           -----------          ------------
        -----------           -----------          ------------
 ...................................................................
        $38,324,256           $18,848,960          $159,599,250
                411               130,192                34,425
           (624,589)           (1,423,427)           (8,160,784)
          2,153,919            (1,343,162)           (4,787,391)
        -----------           -----------          ------------
        $39,853,997           $16,212,563          $146,685,500
        -----------           -----------          ------------
        -----------           -----------          ------------
 ...................................................................
        $17,722,027           $   312,864          $ 17,222,667
          1,621,883                36,583             1,323,475
        $     10.93           $      8.55          $      13.01
        -----------           -----------          ------------
        -----------           -----------          ------------
               4.75%                 5.00%                 5.00%
        -----------           -----------          ------------
        -----------           -----------          ------------
        $     11.48           $      9.00          $      13.69
        -----------           -----------          ------------
        -----------           -----------          ------------
 ...................................................................
        $ 5,619,312           $   641,269          $  1,389,073
            514,746                75,034               108,726
        $     10.92           $      8.55          $      12.78
        -----------           -----------          ------------
        -----------           -----------          ------------
 ...................................................................
        $ 1,523,435           $   106,528          $    768,191
            139,028                12,454                59,815
        $     10.96           $      8.55          $      12.84
        -----------           -----------          ------------
        -----------           -----------          ------------
 ...................................................................
        $14,989,223           $15,151,902          $127,305,569
          1,371,835             1,758,426             9,782,812
        $     10.93           $      8.62          $      13.01
        -----------           -----------          ------------
        $35,036,659           $17,426,973          $152,115,770
        -----------           -----------          ------------
        -----------           -----------          ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    33

HSBC INVESTOR FAMILY OF FUNDS

 ................................................................................

                                                                  GROWTH AND                                 INTERNATIONAL
                                                                    INCOME                MID-CAP               EQUITY
                                                                     FUND                  FUND                  FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value                                          $221,105,487          $135,461,376          $185,394,968
  Interest and dividends receivable                                   179,182                49,491                    --
  Receivable for capital shares issued                                  4,743                13,519                22,066
  Receivable for investments sold                                   1,856,898             1,089,314                    --
  Receivable from investment manager                                       --                    --                    --
  Tax reclaims receivable                                                  --                    --               202,376
  Prepaid expenses                                                     25,215                13,895                20,503
                                                                 ------------          ------------          ------------
  TOTAL ASSETS                                                    223,171,525           136,627,595           185,639,913
                                                                 ------------          ------------          ------------
LIABILITIES:
  Call options written, at value (premiums received
    $104,122; $208,018)                                               145,000               126,300                    --
  Payable for investments purchased                                 1,343,115             2,214,642                    --
  Payable for capital shares redeemed                                      --                 6,051             1,105,396
  Accrued expenses and other liabilities:
     Investment management                                            106,736                62,079                    --
     Administration                                                    18,651                 9,177                 6,752
     Distribution                                                         205                 2,501                    --
     Shareholder servicing                                                492                 1,026                    --
     Other                                                             78,567                41,462                33,769
                                                                 ------------          ------------          ------------
  TOTAL LIABILITIES                                                 1,692,766             2,463,238             1,145,917
                                                                 ------------          ------------          ------------
NET ASSETS                                                       $221,478,759          $134,164,357          $184,493,996
                                                                 ------------          ------------          ------------
                                                                 ------------          ------------          ------------
 .............................................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                                                        $235,757,022          $143,691,612          $202,474,768
  Accumulated net investment income                                   286,802                    --             2,300,911
  Accumulated net realized gains (losses) from investment,
    option and foreign currency transactions                      (23,480,135)          (13,095,653)           (1,876,570)
  Unrealized appreciation (depreciation) from investments,
    options and foreign currencies                                  8,915,070             3,568,398           (18,405,113)
                                                                 ------------          ------------          ------------
NET ASSETS                                                       $221,478,759          $134,164,357          $184,493,996
                                                                 ------------          ------------          ------------
                                                                 ------------          ------------          ------------
 .............................................................................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                                                     $  1,927,446          $    927,190          $         --
  Shares Outstanding                                                  216,372               117,405                    --
  Net Asset Value and Redemption Price per share                 $       8.91          $       7.90          $         --
                                                                 ------------          ------------          ------------
                                                                 ------------          ------------          ------------
  Maximum sales charge                                                   5.00%                 5.00%                   --
                                                                 ------------          ------------          ------------
                                                                 ------------          ------------          ------------
  Maximum Offering Price per share
    (Net Asset Value/(100%-maximum sales charge))                $       9.38          $       8.32          $         --
                                                                 ------------          ------------          ------------
                                                                 ------------          ------------          ------------
 .............................................................................................................................
CLASS B SHARES
  Net Assets                                                     $    330,264          $  3,826,644          $         --
  Shares Outstanding                                                   37,193               489,511                    --
  Net Asset Value, Offering Price and Redemption Price per
    share*                                                       $       8.88          $       7.82          $         --
                                                                 ------------          ------------          ------------
                                                                 ------------          ------------          ------------
 .............................................................................................................................
CLASS C SHARES
  Net Assets                                                     $          9**        $     20,703          $         --
  Shares Outstanding                                                        1                 2,648                    --
  Net Asset Value, Offering Price and Redemption Price per
    share*                                                       $       8.88***       $       7.82          $         --
                                                                 ------------          ------------          ------------
                                                                 ------------          ------------          ------------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES
  Net Assets                                                     $219,221,040          $         --          $184,493,996
  Shares Outstanding                                               24,563,711                    --            14,693,067
  Net Asset Value, Offering Price and Redemption Price per
    share                                                        $       8.92          $         --          $      12.56
                                                                 ------------          ------------          ------------
                                                                 ------------          ------------          ------------
 .............................................................................................................................
TRUST SHARES
  Net Assets                                                     $         --          $129,389,820          $         --
  Shares Outstanding                                                       --            16,350,747                    --
  Net Asset Value, Offering Price and Redemption Price per
    share                                                        $         --          $       7.91          $         --
                                                                 ------------          ------------          ------------
                                                                 ------------          ------------          ------------
  Investments, at cost                                           $212,149,539          $131,974,696          $         --
                                                                 ------------          ------------          ------------
                                                                 ------------          ------------          ------------

--------------

  * Redemption Price per share varies by length of time shares are held.

 ** Net assets of the Growth and Income Fund Class C Shares represent seed money only. As of October 31, 2001 the class has not commenced operations.

*** Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

34    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.


                            SMALL CAP
   OVERSEAS EQUITY           EQUITY              OPPORTUNITY
        FUND                  FUND                  FUND
 ---------------------------------------------------------------
     $7,319,214           $180,288,817           $13,589,712
             --                     --                    --
         45,945                  9,069                26,640
             --                     --                    --
          6,195                     --                 7,264
          8,629                     --                    --
         12,834                  9,866                12,540
     ----------           ------------           -----------
      7,392,817            180,307,752            13,636,156
     ----------           ------------           -----------
             --                     --                    --
             --                     --                    --
         13,632                     --                12,520
             --                     --                    --
            262                  6,630                   493
            557                     --                   158
          1,540                     --                 2,860
          3,579                 36,142                 6,072
     ----------           ------------           -----------
         19,570                 42,772                22,103
     ----------           ------------           -----------
     $7,373,247           $180,264,980           $13,614,053
     ----------           ------------           -----------
     ----------           ------------           -----------
 ...................................................................
     $7,735,776           $208,947,594           $15,407,564
         64,530                     --                    --
        189,496            (14,166,103)             (719,572)
       (616,555)           (14,516,511)           (1,073,939)
     ----------           ------------           -----------
     $7,373,247           $180,264,980           $13,614,053
     ----------           ------------           -----------
     ----------           ------------           -----------
 ...................................................................
     $6,940,061           $         --           $11,892,209
        595,279                     --             1,238,396
     $    11.66           $         --           $      9.60
     ----------           ------------           -----------
     ----------           ------------           -----------
           5.00%                    --                  5.00%
     ----------           ------------           -----------
     ----------           ------------           -----------
     $    12.27           $         --           $     10.11
     ----------           ------------           -----------
     ----------           ------------           -----------
 ...................................................................
     $  294,347           $         --           $ 1,314,585
         26,043                     --               141,755
     $    11.30           $         --           $      9.27
     ----------           ------------           -----------
     ----------           ------------           -----------
 ...................................................................
     $  138,839           $         --           $   407,259
         12,164                     --                43,540
     $    11.41           $         --           $      9.35
     ----------           ------------           -----------
     ----------           ------------           -----------
 ...................................................................
     $       --           $180,264,980           $        --
             --             15,925,020                    --
     $       --           $      11.32           $        --
     ----------           ------------           -----------
     ----------           ------------           -----------
 ...................................................................
     $       --           $         --           $        --
             --                     --                    --
     $       --           $         --           $        --
     ----------           ------------           -----------
     ----------           ------------           -----------
     $       --           $         --           $        --
     ----------           ------------           -----------
     ----------           ------------           -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    35

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2001
 ................................................................................

                                                                    LIMITED                FIXED
                                                                   MATURITY               INCOME                 BOND
                                                                     FUND*                 FUND                  FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                        $       --            $        --            $     --
  Dividends                                                               --                     --                  --
  Investment income from portfolio                                 1,681,261             10,371,864             348,009
  Expenses from portfolio                                           (166,603)              (780,783)            (26,486)
                                                                  ----------            -----------            --------
  TOTAL INVESTMENT INCOME                                          1,514,658              9,591,081             321,523
                                                                  ----------            -----------            --------
 .............................................................................................................................
EXPENSES:
  Investment management                                                   --                     --                  --
  Administration                                                      12,021                 57,167               1,937
  Distribution:
     Class B Shares (a)                                                2,698                     --               5,254
     Class C Shares (b)                                                  729                     --               1,600
  Shareholder servicing:
     Class A (Investor) Shares (c)                                       796                     --              10,129
     Class B Shares (a)                                                  899                     --               1,751
     Class C Shares (b)                                                  243                     --                 533
  Accounting                                                          28,980                  8,524              25,676
  Custodian                                                               --                     --                  --
  Legal                                                                  866                  4,457                 145
  Registration                                                        19,069                 11,882               8,717
  Printing                                                            28,732                 18,876               1,827
  Transfer agent                                                      36,772                 25,192              42,470
  Other                                                                6,746                 18,496               9,721
                                                                  ----------            -----------            --------
     Total expenses before fee reductions                            138,551                144,594             109,760
     Fees reduced by Investment Adviser                              (37,243)                    --             (74,746)
                                                                  ----------            -----------            --------
     NET EXPENSES                                                    101,308                144,594              35,014
                                                                  ----------            -----------            --------
 .............................................................................................................................
NET INVESTMENT INCOME                                              1,413,350              9,446,487             286,509
                                                                  ----------            -----------            --------
 .............................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND
 FUTURES:
Net realized gains (losses) from investment and futures
 transactions                                                        311,870              1,357,671              13,408
Change in unrealized appreciation/depreciation from
 investments and futures                                           2,570,573              9,782,932             420,687
                                                                  ----------            -----------            --------
 .............................................................................................................................
Net realized/unrealized gains (losses) from investment and
 futures transactions                                              2,882,443             11,140,603             434,095
                                                                  ----------            -----------            --------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                    $4,295,793            $20,587,090            $720,604
                                                                  ----------            -----------            --------
                                                                  ----------            -----------            --------

--------------

 *  The Limited Maturity Fund commenced operations on January 23, 2001.

 ** The Balanced Fund commenced operations on January 18, 2001.

(a) The Limited Maturity Fund Class B Shares commenced operations on February 15, 2001. The Balanced Fund Class B Shares commenced operations on February 9, 2001.

(b) The Limited Maturity Fund Class C Shares commenced operations on February 13, 2001. The Balanced Fund Class C Shares commenced operations on February 13, 2001.

(c) The Limited Maturity Fund Class A (Investor) Shares commenced operations on February 7, 2001. The Balanced Fund Class A (Investor) Shares commenced operations on February 20, 2001.

36    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

     NEW YORK
     TAX-FREE              BALANCED               EQUITY
     BOND FUND              FUND**                 FUND
---------------------------------------------------------------
    $1,431,238            $   303,665          $         --
         9,243                126,624             2,084,050
            --                     --                    --
            --                     --                    --
    ----------            -----------          ------------
     1,440,481                430,289             2,084,050
    ----------            -----------          ------------
 ...................................................................
        74,067                 73,332               841,920
        23,121                 10,397               141,516
        20,180                  1,833                10,981
         4,378                    425                 7,337
        40,896                    279                47,522
         6,727                    611                 3,660
         1,459                    142                 2,446
        59,419                 51,333                78,900
        10,536                 11,077               101,107
         1,974                    951                25,768
         3,930                  6,241                16,666
         7,435                 20,240                60,529
        54,747                 31,673                73,652
         8,544                  5,850                25,807
    ----------            -----------          ------------
       317,413                214,384             1,437,811
       (36,289)               (84,821)                   --
    ----------            -----------          ------------
       281,124                129,563             1,437,811
    ----------            -----------          ------------
 ...................................................................
     1,159,357                300,726               646,239
    ----------            -----------          ------------
 ...................................................................
       (55,184)            (1,423,427)           (1,113,991)
     1,344,534             (1,343,162)          (53,141,068)
    ----------            -----------          ------------
 ...................................................................
     1,289,350             (2,766,589)          (54,255,059)
    ----------            -----------          ------------
    $2,448,707            $(2,465,863)         $(53,608,820)
    ----------            -----------          ------------
    ----------            -----------          ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    37

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

                                                                  GROWTH AND                                 INTERNATIONAL
                                                                    INCOME                MID-CAP               EQUITY
                                                                     FUND*                 FUND                  FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                       $         --          $     18,831          $         --
  Dividends                                                         1,510,327               815,890                    --
  Investment income from portfolio                                         --                    --             3,341,637
  Tax reclaims                                                             --                    --               138,084
  Foreign tax withholding from portfolio                                   --                    --              (485,909)
  Expenses from portfolio                                                  --                    --            (1,789,038)
                                                                 ------------          ------------          ------------
  TOTAL INVESTMENT INCOME                                           1,510,327               834,721             1,204,774
                                                                 ------------          ------------          ------------
 .............................................................................................................................
EXPENSES:
  Investment management                                               692,003               618,909                    --
  Administration                                                      101,160                87,866                77,712
Distribution:
  Class B Shares (a)                                                      799                23,799                    --
  Class C Shares                                                           --                   160                    --
Shareholder servicing:
  Class A (Investor) Shares (b)                                         1,231                 1,949                    --
  Class B Shares (a)                                                      266                 7,933                    --
  Class C Shares                                                           --                    54                    --
Accounting                                                             33,187                56,419                 8,542
Custodian                                                              29,231                48,544                    --
Legal                                                                   6,112                11,410                 6,736
Registration                                                           67,434                38,860                26,378
Printing                                                               53,161                35,704                25,395
Transfer agent                                                         25,648                67,785                25,724
Other                                                                  19,315                17,571                19,697
                                                                 ------------          ------------          ------------
  Total expenses before fee reductions                              1,029,547             1,016,963               190,184
  Fees reduced by Investment Adviser                                       --                    --                    --
                                                                 ------------          ------------          ------------
NET EXPENSES                                                        1,029,547             1,016,963               190,184
                                                                 ------------          ------------          ------------
 .............................................................................................................................
NET INVESTMENT INCOME (LOSS)                                          480,780              (182,242)            1,014,590
                                                                 ------------          ------------          ------------
 .............................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS,
 OPTIONS AND FOREIGN CURRENCIES:
Net realized gains (losses) from investment, option and
 foreign currency transactions                                    (23,480,135)          (12,842,812)             (864,979)
Change in unrealized appreciation/depreciation from
 investments, options and foreign currencies                       (6,140,927)          (13,952,127)          (57,687,083)
                                                                 ------------          ------------          ------------
 .............................................................................................................................
Net realized/unrealized losses from investment, options and
 foreign currency transactions                                    (29,621,062)          (26,794,939)          (58,552,062)
                                                                 ------------          ------------          ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                   $(29,140,282)         $(26,977,181)         $(57,537,472)
                                                                 ------------          ------------          ------------
                                                                 ------------          ------------          ------------

--------------

 *  The Growth and Income Fund commenced operations on April 2, 2001.

(a) The Growth and Income Fund Class B Shares commenced operations on April 5, 2001.

(b) The Growth and Income Fund Class A (Investor) Shares commenced operations on April 12, 2001.

38    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          OVERSEAS              SMALL CAP
           EQUITY                EQUITY              OPPORTUNITY
            FUND                  FUND                  FUND
     ---------------------------------------------------------------
         $        --          $         --           $        --
                  --                    --                    --
             126,285               728,749                51,207
               4,804                    --                    --
             (18,425)                 (113)                   (8)
             (67,285)           (2,132,104)             (151,251)
         -----------          ------------           -----------
              45,379            (1,403,468)             (100,052)
         -----------          ------------           -----------
 ...................................................................
                  --                    --                    --
               2,930                85,046                 6,031
               2,502                    --                 9,971
               1,534                    --                 4,409
              17,403                    --                33,802
                 834                    --                 3,324
                 511                    --                 1,470
              25,676                 8,553                25,676
                  --                    --                    --
                 236                 7,774                   535
               9,438                21,423                10,867
               2,467                27,178                 4,941
              46,627                27,547                58,836
               9,482                24,409                 7,594
         -----------          ------------           -----------
             119,640               201,930               167,456
             (44,060)                   --               (49,473)
         -----------          ------------           -----------
              75,580               201,930               117,983
         -----------          ------------           -----------
 ...................................................................
             (30,201)           (1,605,398)             (218,035)
         -----------          ------------           -----------
 ...................................................................
             280,029           (13,093,313)             (630,848)
          (2,456,203)          (42,620,204)           (3,305,053)
         -----------          ------------           -----------
 ...................................................................
          (2,176,174)          (55,713,517)           (3,935,901)
         -----------          ------------           -----------
         $(2,206,375)         $(57,318,915)          $(4,153,936)
         -----------          ------------           -----------
         -----------          ------------           -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    39

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                   LIMITED
                                                                MATURITY FUND                   FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE                FOR THE              FOR THE
                                                              PERIOD ENDED             YEAR ENDED           YEAR ENDED
                                                             OCTOBER 31, 2001       OCTOBER 31, 2001     OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                                          $ 1,413,350            $  9,446,487         $  7,229,501
  Net realized gains (losses) from investment and future
    transactions                                                     311,870               1,357,671           (1,562,147)
  Change in unrealized appreciation/depreciation from
    investments and futures                                        2,570,573               9,782,932            1,297,662
                                                                 -----------            ------------         ------------
  CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                   4,295,793              20,587,090            6,965,016
                                                                 -----------            ------------         ------------
 .............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares (a)                                      (13,627)                     --                   --
  Class B Shares (b)                                                 (12,677)                     --                   --
  Class C Shares (c)                                                  (3,513)                     --                   --
  Class Y (Adviser) Shares (d)                                    (1,396,008)             (9,119,429)          (7,241,736)
                                                                 -----------            ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                   (1,425,825)             (9,119,429)          (7,241,736)
                                                                 -----------            ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS              66,478,424               4,653,730           20,330,279
                                                                 -----------            ------------         ------------
CHANGE IN NET ASSETS                                              69,348,392              16,121,391           20,053,559
 .............................................................................................................................
NET ASSETS:
  Beginning of period                                                     --             134,458,178          114,404,619
                                                                 -----------            ------------         ------------
  End of period                                                  $69,348,392            $150,579,569         $134,458,178
                                                                 -----------            ------------         ------------
                                                                 -----------            ------------         ------------

--------------

(a) The Limited Maturity Fund Class A (Investor) Shares commenced operations on February 7, 2001.

(b) The Limited Maturity Fund Class B Shares commenced operations on February 15, 2001.

(c) The Limited Maturity Fund Class C Shares commenced operations on February 13, 2001.

(d) The Limited Maturity Fund Class Y (Adviser) Shares commenced operations on January 23, 2001.

40    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

 ................................................................................

                                                                   LIMITED
                                                                MATURITY FUND                   FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE                FOR THE              FOR THE
                                                              PERIOD ENDED             YEAR ENDED           YEAR ENDED
                                                             OCTOBER 31, 2001*      OCTOBER 31, 2001     OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                                    $   935,685            $         --         $         --
  Dividends reinvested                                                11,857                      --                   --
  Cost of shares redeemed                                            (10,200)                     --                   --
                                                                 -----------            ------------         ------------
Class A (Investor) Shares capital transactions                       937,342                      --                   --
                                                                 -----------            ------------         ------------
 .............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                        849,220                      --                   --
  Dividends reinvested                                                10,217                      --                   --
  Cost of shares redeemed                                                 --                      --                   --
                                                                 -----------            ------------         ------------
Class B Shares capital transactions                                  859,437                      --                   --
                                                                 -----------            ------------         ------------
 .............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                        150,541                      --                   --
  Dividends reinvested                                                 3,268                      --                   --
  Cost of shares redeemed                                                 --                      --                   --
                                                                 -----------            ------------         ------------
Class C Shares capital transactions                                  153,809                      --                   --
                                                                 -----------            ------------         ------------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES:
  Proceeds from shares issued                                     68,731,123              62,493,366           37,011,764
  Dividends reinvested                                             1,261,026               6,223,084            6,456,778
  Cost of shares redeemed                                         (5,464,313)            (64,062,720)         (23,138,263)
                                                                 -----------            ------------         ------------
Class Y (Adviser) Shares capital transactions                     64,527,836               4,653,730           20,330,279
                                                                 -----------            ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                   $66,478,424            $  4,653,730         $ 20,330,279
                                                                 -----------            ------------         ------------
                                                                 -----------            ------------         ------------
 .............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                              92,192                      --                   --
  Reinvested                                                           1,152                      --                   --
  Redeemed                                                            (1,005)                     --                   --
                                                                 -----------            ------------         ------------
Change in Class A (Investor) Shares                                   92,339                      --                   --
                                                                 -----------            ------------         ------------
 .............................................................................................................................
CLASS B SHARES:
  Issued                                                              83,579                      --                   --
  Reinvested                                                             993                      --                   --
  Redeemed                                                                --                      --                   --
                                                                 -----------            ------------         ------------
Change in Class B Shares                                              84,572                      --                   --
                                                                 -----------            ------------         ------------
 .............................................................................................................................
CLASS C SHARES:
  Issued                                                              14,900                      --                   --
  Reinvested                                                             320                      --                   --
  Redeemed                                                                --                      --                   --
                                                                 -----------            ------------         ------------
Change in Class C Shares                                              15,220                      --                   --
                                                                 -----------            ------------         ------------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES:
  Issued                                                           6,771,636               5,985,482            3,728,827
  Reinvested                                                         123,026                 598,774              653,712
  Redeemed                                                          (539,746)             (6,111,063)          (2,347,561)
                                                                 -----------            ------------         ------------
Change in Class Y (Adviser) Shares                                 6,354,916                 473,193            2,034,978
                                                                 -----------            ------------         ------------

--------------

* The Limited Maturity Fund Class A (Investor) Shares commenced operations on February 7, 2001.
  The Limited Maturity Fund Class B Shares commenced operations on February 15, 2001.
  The Limited Maturity Fund Class C Shares commenced operations on February 13, 2001.
  The Limited Maturity Fund Class Y (Adviser) Shares commenced operations on January 23, 2001.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    41

HSBC INVESTOR FAMILY OF FUNDS

 ................................................................................

                                                                                                    NEW YORK TAX-FREE
                                                            BOND FUND                                   BOND FUND
----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                              YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2001     OCTOBER 31, 2000       OCTOBER 31, 2001     OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                          $  286,509           $  275,549            $ 1,159,357          $ 1,192,492
  Net realized gains (losses) from
    investment and futures transactions              13,408              (90,829)               (55,184)            (453,209)
  Change in unrealized
    appreciation/depreciation from
    investments and futures                         420,687               79,180              1,344,534            1,251,385
                                                 ----------           ----------            -----------          -----------
  CHANGE IN NET ASSETS RESULTING FROM
    OPERATIONS                                      720,604              263,900              2,448,707            1,990,668
                                                 ----------           ----------            -----------          -----------
 .............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                        (230,901)            (250,768)              (618,917)            (710,880)
  Class B Shares                                    (33,881)             (17,916)               (79,461)             (23,831)
  Class C Shares                                    (10,411)              (7,835)               (17,213)             (10,608)
  Class Y (Adviser) Shares                               --                   --               (405,781)            (447,173)
IN EXCESS OF NET INVESTMENT INCOME:
  Class A (Investor) Shares                              --                   --                     --              (19,831)
  Class B Shares                                         --                   --                     --               (1,379)
  Class C Shares                                         --                   --                     --                 (646)
  Class Y (Adviser) Shares                               --                   --                     --              (14,516)
                                                 ----------           ----------            -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                         (275,193)            (276,519)            (1,121,372)          (1,228,864)
                                                 ----------           ----------            -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                     4,013,689             (573,614)            15,368,944           (4,610,671)
                                                 ----------           ----------            -----------          -----------
CHANGE IN NET ASSETS                              4,459,100             (586,233)            16,696,279           (3,848,867)
 .............................................................................................................................
NET ASSETS:
  Beginning of period                             4,244,577            4,830,810             23,157,718           27,006,585
                                                 ----------           ----------            -----------          -----------
  End of period                                  $8,703,677           $4,244,577            $39,853,997          $23,157,718
                                                 ----------           ----------            -----------          -----------
                                                 ----------           ----------            -----------          -----------

42    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

 ................................................................................

                                                                                                     NEW YORK TAX-FREE
                                                               BOND FUND                                 BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                    FOR THE             FOR THE               FOR THE            FOR THE
                                                  YEAR ENDED          YEAR ENDED            YEAR ENDED         YEAR ENDED
                                                OCTOBER 31, 2001    OCTOBER 31, 2000      OCTOBER 31, 2001   OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                       $ 3,935,727         $   807,920           $ 9,622,947        $  5,467,875
  Dividends reinvested                                  205,930             258,495               599,267             720,325
  Cost of shares redeemed                            (1,653,720)         (1,561,013)           (5,589,600)        (11,805,447)
                                                    -----------         -----------           -----------        ------------
Class A (Investor) Shares capital transactions        2,487,937            (494,598)            4,632,614          (5,617,247)
                                                    -----------         -----------           -----------        ------------
 .............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                         1,272,219              35,389             4,683,289             270,380
  Dividends reinvested                                   29,355              18,465                59,416              23,676
  Cost of shares redeemed                              (145,193)           (119,914)              (60,598)            (49,099)
                                                    -----------         -----------           -----------        ------------
Class B Shares capital transactions                   1,156,381             (66,060)            4,682,107             244,957
                                                    -----------         -----------           -----------        ------------
 .............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                           486,571                  --             1,417,052             260,865
  Dividends reinvested                                    9,339               8,233                10,897               9,985
  Cost of shares redeemed                              (126,539)            (21,189)             (342,600)           (119,349)
                                                    -----------         -----------           -----------        ------------
Class C Shares capital transactions                     369,371             (12,956)            1,085,349             151,501
                                                    -----------         -----------           -----------        ------------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES:
  Proceeds from shares issued                                --                  --             7,228,348           1,903,903
  Dividends reinvested                                       --                  --               176,531             144,977
  Cost of shares redeemed                                    --                  --            (2,436,005)         (1,438,762)
                                                    -----------         -----------           -----------        ------------
Class Y (Adviser) Shares capital transactions                --                  --             4,968,874             610,118
                                                    -----------         -----------           -----------        ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS      $ 4,013,689         $  (573,614)          $15,368,944        $ (4,610,671)
                                                    -----------         -----------           -----------        ------------
                                                    -----------         -----------           -----------        ------------
 .............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                383,428              83,732               893,549             539,621
  Reinvested                                             20,291              26,801                55,776              70,605
  Redeemed                                             (162,204)           (161,723)             (521,250)         (1,160,027)
                                                    -----------         -----------           -----------        ------------
Change in Class A (Investor) Shares                     241,515             (51,190)              428,075            (549,801)
                                                    -----------         -----------           -----------        ------------
 .............................................................................................................................
CLASS B SHARES:
  Issued                                                124,339               3,687               435,056              26,264
  Reinvested                                              2,876               1,913                 5,508               2,321
  Redeemed                                              (14,209)            (12,332)               (5,581)             (4,838)
                                                    -----------         -----------           -----------        ------------
Change in Class B Shares                                113,006              (6,732)              434,983              23,747
                                                    -----------         -----------           -----------        ------------
 .............................................................................................................................
CLASS C SHARES:
  Issued                                                 47,211                  --               130,594              25,407
  Reinvested                                                919                 854                 1,009                 973
  Redeemed                                              (12,360)             (2,226)              (32,472)            (11,773)
                                                    -----------         -----------           -----------        ------------
Change in Class C Shares                                 35,770              (1,372)               99,131              14,607
                                                    -----------         -----------           -----------        ------------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES:
  Issued                                                     --                  --               667,345             187,154
  Reinvested                                                 --                  --                16,431              14,187
  Redeemed                                                   --                  --              (227,893)           (140,946)
                                                    -----------         -----------           -----------        ------------
Change in Class Y (Adviser) Shares                           --                  --               455,883              60,395
                                                    -----------         -----------           -----------        ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    43

HSBC INVESTOR FAMILY OF FUNDS

 ................................................................................

                                                         BALANCED FUND                             EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
                                                             FOR THE                    FOR THE                  FOR THE
                                                          PERIOD ENDED                 YEAR ENDED               YEAR ENDED
                                                        OCTOBER 31, 2001            OCTOBER 31, 2001         OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                                    $   300,726                $    646,239             $  1,482,233
  Net realized losses from investment transactions          (1,423,427)                 (1,113,991)              (6,289,505)
  Change in unrealized appreciation/depreciation
    from investments                                        (1,343,162)                (53,141,068)                   3,280
                                                           -----------                ------------             ------------
  CHANGE IN NET ASSETS FROM OPERATIONS                      (2,465,863)                (53,608,820)              (4,803,992)
                                                           -----------                ------------             ------------
 .............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares (a)                                 (1,324)                    (20,485)                 (93,579)
  Class B Shares (b)                                            (2,748)                         --                       --
  Class C Shares (c)                                              (507)                         --                       --
  Class Y (Adviser) Shares (d)                                (166,407)                   (591,329)              (1,530,830)
 .............................................................................................................................
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS:
  Class A (Investor) Shares (a)                                     --                          --               (2,540,730)
  Class B Shares (b)                                                --                          --                 (164,600)
  Class C Shares (c)                                                --                          --                 (140,798)
  Class Y (Adviser) Shares (d)                                      --                          --              (23,138,028)
                                                           -----------                ------------             ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS               (170,986)                   (611,814)             (27,608,565)
                                                           -----------                ------------             ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        18,849,412                 (29,232,949)             (14,133,632)
                                                           -----------                ------------             ------------
CHANGE IN NET ASSETS                                        16,212,563                 (83,453,583)             (46,546,189)
 .............................................................................................................................
NET ASSETS:
  Beginning of period                                               --                 230,139,083              276,685,272
                                                           -----------                ------------             ------------
  End of period                                            $16,212,563                $146,685,500             $230,139,083
                                                           -----------                ------------             ------------
                                                           -----------                ------------             ------------

--------------

(a) The Balanced Fund Class A (Investor) Shares commenced operations on February 20, 2001.

(b) The Balanced Fund Class B Shares commenced operations on February 9, 2001.

(c) The Balanced Fund Class C Shares commenced operations on February 13, 2001.

(d) The Balanced Fund Class Y (Adviser) Shares commenced operations on January 18, 2001.

44    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

 ................................................................................

                                                                BALANCED FUND                      EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE                FOR THE              FOR THE
                                                              PERIOD ENDED             YEAR ENDED           YEAR ENDED
                                                             OCTOBER 31, 2001*      OCTOBER 31, 2001     OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                                    $   333,812            $  3,990,021         $  3,393,134
  Dividends reinvested                                                 1,324                  20,013            2,632,994
  Cost of shares redeemed                                               (369)             (3,749,365)          (8,112,689)
                                                                 -----------            ------------         ------------
Class A (Investor) Shares capital transactions                       334,767                 260,669           (2,086,561)
                                                                 -----------            ------------         ------------
 .............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                        693,178                 384,659              230,714
  Dividends reinvested                                                 2,747                      --              164,600
  Cost of shares redeemed                                            (19,280)               (152,022)            (350,443)
                                                                 -----------            ------------         ------------
Class B Shares capital transactions                                  676,645                 232,637               44,871
                                                                 -----------            ------------         ------------
 .............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                        115,794                   3,037              148,886
  Dividends reinvested                                                   507                      --              140,798
  Cost of shares redeemed                                                 --                (142,327)            (535,539)
                                                                 -----------            ------------         ------------
Class C Shares capital transactions                                  116,301                (139,290)            (245,855)
                                                                 -----------            ------------         ------------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES:
  Proceeds from shares issued                                     21,529,837              13,172,401           19,587,921
  Dividends reinvested                                               166,407                 487,717           23,396,032
  Cost of shares redeemed                                         (3,974,545)            (43,247,083)         (54,830,040)
                                                                 -----------            ------------         ------------
Class Y (Adviser) Shares capital transactions                     17,721,699             (29,586,965)         (11,846,087)
                                                                 -----------            ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                   $18,849,412            $(29,232,949)        $(14,133,632)
                                                                 -----------            ------------         ------------
                                                                 -----------            ------------         ------------
 .............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                              36,482                 277,863              185,956
  Reinvested                                                             143                   1,419              148,814
  Redeemed                                                               (42)               (246,497)            (448,870)
                                                                 -----------            ------------         ------------
Change in Class A (Investor) Shares                                   36,583                  32,785             (114,100)
                                                                 -----------            ------------         ------------
 .............................................................................................................................
CLASS B SHARES:
  Issued                                                              76,886                  26,370               13,118
  Reinvested                                                             297                      --                9,400
  Redeemed                                                            (2,149)                (10,574)             (19,536)
                                                                 -----------            ------------         ------------
Change in Class B Shares                                              75,034                  15,796                2,982
                                                                 -----------            ------------         ------------
 .............................................................................................................................
CLASS C SHARES:
  Issued                                                              12,399                     188                8,380
  Reinvested                                                              55                      --                8,000
  Redeemed                                                                --                  (9,748)             (28,993)
                                                                 -----------            ------------         ------------
Change in Class C Shares                                              12,454                  (9,560)             (12,613)
                                                                 -----------            ------------         ------------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES:
  Issued                                                           2,172,219                 863,049            1,132,911
  Reinvested                                                          17,913                  34,633            1,321,153
  Redeemed                                                          (431,706)             (2,827,263)          (3,073,758)
                                                                 -----------            ------------         ------------
Change in Class Y (Adviser) Shares                                 1,758,426              (1,929,581)            (619,694)
                                                                 -----------            ------------         ------------

--------------

* The Balanced Fund Class A (Investor) Shares commenced operations on
  February 20, 2001.
  The Balanced Fund Class B Shares commenced operations on February 9, 2001.
  The Balanced Fund Class C Shares commenced operations on February 13, 2001. The Balanced Fund Class Y (Adviser) Shares commenced operations on January 18, 2001.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    45

HSBC INVESTOR FAMILY OF FUNDS

 ................................................................................

                                                           GROWTH AND
                                                           INCOME FUND                            MID-CAP FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                          FOR THE                    FOR THE                  FOR THE
                                                        PERIOD ENDED                YEAR ENDED              PERIOD ENDED
                                                      OCTOBER 31, 2001           OCTOBER 31, 2001         OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                             $    480,780               $   (182,242)            $    (74,721)
  Net realized gains (losses) from investment and
    options transactions                                    (23,480,135)               (12,842,812)               1,268,596
  Change in unrealized appreciation/depreciation
    from investments and options                             (6,140,927)               (13,952,127)              (1,416,553)
                                                           ------------               ------------             ------------
  CHANGE IN NET ASSETS FROM OPERATIONS                      (29,140,282)               (26,977,181)                (222,678)
                                                           ------------               ------------             ------------
 .............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares (a)                                     (49)                        --                       --
  Class B Shares (b)                                                (76)                        --                       --
  Class Y (Adviser) Shares (c)                                 (214,391)                        --                       --
 .............................................................................................................................
NET REALIZED GAINS FROM INVESTMENT AND OPTIONS
 TRANSACTIONS:
  Class A (Investor) Shares (a)                                      --                     (7,299)                      --
  Class B Shares (b)                                                 --                    (25,991)                      --
  Class C Shares (d)                                                 --                       (242)                      --
  Trust Shares (e)                                                   --                 (1,487,905)                      --
                                                           ------------               ------------             ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                (214,516)                (1,521,437)                      --
                                                           ------------               ------------             ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        250,833,557                 52,156,388              110,729,265
                                                           ------------               ------------             ------------
CHANGE IN NET ASSETS                                        221,478,759                 23,657,770              110,506,587
 .............................................................................................................................
NET ASSETS:
  Beginning of period                                                --                110,506,587                       --
                                                           ------------               ------------             ------------
  End of period                                            $221,478,759               $134,164,357             $110,506,587
                                                           ------------               ------------             ------------
                                                           ------------               ------------             ------------

--------------

(a) The Growth and Income Fund Class A (Investor) Shares commenced operations on April 12, 2001. The Mid-Cap Fund Class A (Investor) Shares commenced operations on July 10, 2000.

(b) The Growth and Income Fund Class B Shares commenced operations on April 5, 2001. The Mid-Cap Fund Class B Shares commenced operations on
    July 17, 2000.

(c) The Growth and Income Fund Class Y (Adviser) Shares commenced operations on April 2, 2001.

(d) The Mid-Cap Fund Class C Shares commenced operations on August 9, 2000.

(e) The Mid-Cap Fund Trust Shares commenced operations on July 1, 2000.

46    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

 ................................................................................

                                                                  GROWTH AND
                                                                 INCOME FUND                      MID-CAP FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE                FOR THE              FOR THE
                                                               PERIOD ENDED           YEAR ENDED           PERIOD ENDED
                                                             OCTOBER 31, 2001*      OCTOBER 31, 2001     OCTOBER 31, 2000**
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                                    $  2,446,819           $   803,503          $    482,606
  Dividends reinvested                                                     49                 7,290                    --
  Cost of shares redeemed                                            (269,455)             (141,302)              (23,759)
                                                                 ------------           -----------          ------------
Class A (Investor) Shares capital transactions                      2,177,413               669,491               458,847
                                                                 ------------           -----------          ------------
 .............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                         389,700             3,429,435             1,587,058
  Dividends reinvested                                                     76                25,987                    --
  Cost of shares redeemed                                              (5,499)             (383,635)              (15,366)
                                                                 ------------           -----------          ------------
Class B Shares capital transactions                                   384,277             3,071,787             1,571,692
                                                                 ------------           -----------          ------------
 .............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                              10                 8,034                18,572
  Dividends reinvested                                                     --                   242                    --
                                                                 ------------           -----------          ------------
Class C Shares capital transactions                                        10                 8,276                18,572
                                                                 ------------           -----------          ------------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES:
  Proceeds from shares issued                                      73,445,284                    --                    --
  Proceeds from shares issued in conjunction with common
    trust fund conversion                                         185,299,210                    --                    --
  Cost of shares redeemed                                         (10,472,637)                   --                    --
                                                                 ------------           -----------          ------------
Class Y (Adviser) Shares capital transactions                     248,271,857                    --                    --
                                                                 ------------           -----------          ------------
 .............................................................................................................................
TRUST SHARES:
  Proceeds from shares issued                                              --            53,373,079            26,692,955
  Proceeds from shares issued in conjunction with common
    trust fund conversion                                                  --                    --            84,343,643
  Dividends reinvested                                                     --               199,737                    --
  Cost of shares redeemed                                                  --            (5,165,982)           (2,356,444)
                                                                 ------------           -----------          ------------
Trust Shares capital transactions                                          --            48,406,834           108,680,154
                                                                 ------------           -----------          ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                   $250,833,557           $52,156,388          $110,729,265
                                                                 ------------           -----------          ------------
                                                                 ------------           -----------          ------------
 .............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                              243,328                87,980                46,313
  Reinvested                                                                5                   800                    --
  Redeemed                                                            (26,961)              (15,500)               (2,188)
                                                                 ------------           -----------          ------------
Change in Class A (Investor) Shares                                   216,372                73,280                44,125
                                                                 ------------           -----------          ------------
 .............................................................................................................................
CLASS B SHARES:
  Issued                                                               37,790               375,774               156,431
  Reinvested                                                                7                 2,862                    --
  Redeemed                                                               (604)              (44,007)               (1,549)
                                                                 ------------           -----------          ------------
Change in Class B Shares                                               37,193               334,629               154,882
                                                                 ------------           -----------          ------------
 .............................................................................................................................
CLASS C SHARES:
  Issued                                                                    1                   859                 1,762
  Reinvested                                                               --                    27                    --
                                                                 ------------           -----------          ------------
Change in Class C Shares                                                    1                   886                 1,762
                                                                 ------------           -----------          ------------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES:
  Issued                                                            7,112,943                    --                    --
  Shares issued in conjunction with common trust fund
    conversion                                                     18,529,921                    --                    --
  Redeemed                                                         (1,079,153)                   --                    --
                                                                 ------------           -----------          ------------
Change in Class Y (Adviser) Shares                                 24,563,711                    --                    --
                                                                 ------------           -----------          ------------
 .............................................................................................................................
TRUST SHARES:
  Issued                                                                   --             6,136,564             2,549,619
  Shares issued in conjunction with common trust fund
    conversion                                                             --                    --             8,434,364
  Reinvested                                                               --                21,901                    --
  Redeemed                                                                 --              (567,045)             (224,656)
                                                                 ------------           -----------          ------------
Change in Trust Shares                                                     --             5,591,420            10,759,327
                                                                 ------------           -----------          ------------

--------------
 * The Growth and Income Fund Class A (Investor) Shares commenced operations on April 12, 2001.
   The Growth and Income Fund Class B Shares commenced operations on April 5, 2001.
   The Growth and Income Fund Class Y (Adviser) Shares commenced operations on April 2, 2001.
** The Mid-Cap Fund Class A (Investor) Shares commenced operations on July 10,
   2000.
   The Mid-Cap Fund Class B Shares commenced operations on July 17, 2000.
   The Mid-Cap Fund Class C Shares commenced operations on August 9, 2000.
   The Mid-Cap Fund Trust Shares commenced operations on July 1, 2000.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    47

HSBC INVESTOR FAMILY OF FUNDS

 ................................................................................

                                                      INTERNATIONAL EQUITY                           OVERSEAS EQUITY
                                                              FUND                                        FUND
----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2001     OCTOBER 31, 2000       OCTOBER 31, 2001     OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $  1,014,590         $  1,138,489           $   (30,201)          $  (48,642)
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                    (864,979)          17,513,754               280,029              773,517
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies           (57,687,083)         (18,216,044)           (2,456,203)            (406,702)
                                                ------------         ------------           -----------           ----------
  CHANGE IN NET ASSETS RESULTING FROM
    OPERATIONS                                   (57,537,472)             436,199            (2,206,375)             318,173
                                                ------------         ------------           -----------           ----------
 .............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class Y (Adviser) Shares                                --           (1,113,205)                   --                   --
 .............................................................................................................................
NET REALIZED GAINS FROM INVESTMENT AND
 FOREIGN CURRENCY TRANSACTIONS:
  Class A (Investor) Shares                               --                   --              (617,961)            (105,101)
  Class B Shares                                          --                   --               (30,934)              (1,339)
  Class C Shares                                          --                   --               (21,281)                (955)
  Class Y (Adviser) Shares                       (15,528,858)         (10,986,096)                   --                   --
                                                ------------         ------------           -----------           ----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                       (15,528,858)         (12,099,301)             (670,176)            (107,395)
                                                ------------         ------------           -----------           ----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                     37,723,225           59,495,941             2,390,782             (677,152)
                                                ------------         ------------           -----------           ----------
CHANGE IN NET ASSETS                             (35,343,105)          47,832,839              (485,769)            (466,374)
 .............................................................................................................................
NET ASSETS:
  Beginning of period                            219,837,101          172,004,262             7,859,016            8,325,390
                                                ------------         ------------           -----------           ----------
  End of period                                 $184,493,996         $219,837,101           $ 7,373,247           $7,859,016
                                                ------------         ------------           -----------           ----------
                                                ------------         ------------           -----------           ----------

48    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

 ................................................................................

                                                       INTERNATIONAL EQUITY FUND                   OVERSEAS EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
                                                    FOR THE             FOR THE               FOR THE           FOR THE
                                                   YEAR ENDED        PERIOD ENDED           YEAR ENDED        YEAR ENDED
                                                OCTOBER 31, 2001    OCTOBER 31, 2000      OCTOBER 31, 2001  OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                      $          --       $         --           $ 3,027,505         $ 1,703,742
  Dividends reinvested                                        --                 --               607,484             105,101
  Cost of shares redeemed                                     --                 --            (1,285,651)         (2,990,679)
                                                   -------------       ------------           -----------         -----------
Class A (Investor) Shares capital transactions                --                 --             2,349,338          (1,181,836)
                                                   -------------       ------------           -----------         -----------
 .............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                 --                 --               115,478             328,190
  Dividends reinvested                                        --                 --                30,696               1,339
  Cost of shares redeemed                                     --                 --               (78,401)            (15,408)
                                                   -------------       ------------           -----------         -----------
Class B Shares capital transactions                           --                 --                67,773             314,121
                                                   -------------       ------------           -----------         -----------
 .............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                 --                 --                 4,640             246,490
  Dividends reinvested                                        --                 --                20,932                 955
  Cost of shares redeemed                                     --                 --               (51,901)            (56,882)
                                                   -------------       ------------           -----------         -----------
Class C Shares capital transactions                           --                 --               (26,329)            190,563
                                                   -------------       ------------           -----------         -----------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES:
  Proceeds from shares issued                        142,194,368         98,205,172                    --                  --
  Dividends reinvested                                12,546,992         11,983,348                    --                  --
  Cost of shares redeemed                           (117,018,135)       (50,692,579)                   --                  --
                                                   -------------       ------------           -----------         -----------
Class Y (Adviser) Shares capital transactions         37,723,225         59,495,941                    --                  --
                                                   -------------       ------------           -----------         -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS     $  37,723,225       $ 59,495,941           $ 2,390,782         $  (677,152)
                                                   -------------       ------------           -----------         -----------
                                                   -------------       ------------           -----------         -----------
 .............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                      --                 --               225,640              86,678
  Reinvested                                                  --                 --                38,941               5,590
  Redeemed                                                    --                 --               (90,582)           (152,609)
                                                   -------------       ------------           -----------         -----------
Change in Class A (Investor) Shares                           --                 --               173,999             (60,341)
                                                   -------------       ------------           -----------         -----------
 .............................................................................................................................
CLASS B SHARES:
  Issued                                                      --                 --                 8,534              16,629
  Reinvested                                                  --                 --                 2,017                  72
  Redeemed                                                    --                 --                (5,783)               (798)
                                                   -------------       ------------           -----------         -----------
Change in Class B Shares                                      --                 --                 4,768              15,903
                                                   -------------       ------------           -----------         -----------
 .............................................................................................................................
CLASS C SHARES:
  Issued                                                      --                 --                   310              11,885
  Reinvested                                                  --                 --                 1,362                  51
  Redeemed                                                    --                 --                (4,124)             (3,137)
                                                   -------------       ------------           -----------         -----------
Change in Class C Shares                                      --                 --                (2,452)              8,799
                                                   -------------       ------------           -----------         -----------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES:
  Issued                                               9,718,621          4,690,175                    --                  --
  Reinvested                                             750,418            603,844                    --                  --
  Redeemed                                            (7,900,920)        (2,424,813)                   --                  --
                                                   -------------       ------------           -----------         -----------
Change in Class Y (Adviser) Shares                     2,568,119          2,869,206                    --                  --
                                                   -------------       ------------           -----------         -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    49

HSBC INVESTOR FAMILY OF FUNDS

 ................................................................................

                                                        SMALL CAP EQUITY                               OPPORTUNITY
                                                              FUND                                        FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2001     OCTOBER 31, 2000       OCTOBER 31, 2001     OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss                           $ (1,605,398)        $ (1,495,099)          $  (218,035)         $  (248,795)
  Net realized gains (losses) from
    investment transactions                      (13,093,313)          64,934,444              (630,848)           6,334,113
  Change in unrealized
    appreciation/depreciation from
    investments                                  (42,620,204)          18,833,299            (3,305,053)           1,367,057
                                                ------------         ------------           -----------          -----------
  CHANGE IN NET ASSETS RESULTING FROM
    OPERATIONS                                   (57,318,915)          82,272,644            (4,153,936)           7,452,375
                                                ------------         ------------           -----------          -----------
 .............................................................................................................................
DIVIDENDS:
NET REALIZED GAINS FROM INVESTMENT
 TRANSACTIONS:
  Class A (Investor) Shares                               --                   --            (4,482,911)          (1,264,593)
  Class B Shares                                          --                   --              (382,267)             (53,066)
  Class C Shares                                          --                   --              (207,645)             (28,892)
  Class Y (Adviser) Shares                       (40,029,122)         (16,264,282)                   --                   --
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                       (40,029,122)         (16,264,282)           (5,072,823)          (1,346,551)
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                     23,888,975           39,177,633             5,445,130           (2,550,305)
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS                             (73,459,062)         105,185,995            (3,781,629)           3,555,519
 .............................................................................................................................
NET ASSETS:
  Beginning of period                            253,724,042          148,538,047            17,395,682           13,840,163
                                                ------------         ------------           -----------          -----------
  End of period                                 $180,264,980         $253,724,042           $13,614,053          $17,395,682
                                                ------------         ------------           -----------          -----------
                                                ------------         ------------           -----------          -----------

50    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

 ................................................................................

                                                        SMALL CAP EQUITY                               OPPORTUNITY
                                                              FUND                                        FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2001     OCTOBER 31, 2000       OCTOBER 31, 2001     OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                  $          --        $          --           $  2,480,888         $  1,960,908
  Dividends reinvested                                    --                   --              4,335,392            1,264,593
  Cost of shares redeemed                                 --                   --             (2,227,760)          (6,541,565)
                                               -------------        -------------           ------------         ------------
Class A (Investor) Shares capital
 transactions                                             --                   --              4,588,520           (3,316,064)
                                               -------------        -------------           ------------         ------------
 .............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                             --                   --                699,978              493,659
  Dividends reinvested                                    --                   --                380,376               53,066
  Cost of shares redeemed                                 --                   --               (285,036)             (55,924)
                                               -------------        -------------           ------------         ------------
Class B Shares capital transactions                       --                   --                795,318              490,801
                                               -------------        -------------           ------------         ------------
 .............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                             --                   --                 60,690              375,779
  Dividends reinvested                                    --                   --                198,109               28,893
  Cost of shares redeemed                                 --                   --               (197,507)            (129,714)
                                               -------------        -------------           ------------         ------------
Class C Shares capital transactions                       --                   --                 61,292              274,958
                                               -------------        -------------           ------------         ------------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES:
  Proceeds from shares issued                    188,438,165          243,832,983                     --                   --
  Dividends reinvested                            31,482,604           16,264,282                     --                   --
  Cost of shares redeemed                       (196,031,794)        (220,919,632)                    --                   --
                                               -------------        -------------           ------------         ------------
Class Y (Adviser) Shares capital
 transactions                                     23,888,975           39,177,633                     --                   --
                                               -------------        -------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                  $  23,888,975        $  39,177,633           $  5,445,130         $ (2,550,305)
                                               -------------        -------------           ------------         ------------
                                               -------------        -------------           ------------         ------------
 .............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                  --                   --                220,207              111,264
  Reinvested                                              --                   --                391,988               84,194
  Redeemed                                                --                   --               (196,134)            (360,049)
                                               -------------        -------------           ------------         ------------
Change in Class A (Investor) Shares                       --                   --                416,061             (164,591)
                                               -------------        -------------           ------------         ------------
 .............................................................................................................................
CLASS B SHARES:
  Issued                                                  --                   --                 63,592               27,719
  Reinvested                                              --                   --                 35,384                3,573
  Redeemed                                                --                   --                (26,390)              (3,143)
                                               -------------        -------------           ------------         ------------
Change in Class B Shares                                  --                   --                 72,586               28,149
                                               -------------        -------------           ------------         ------------
 .............................................................................................................................
CLASS C SHARES:
  Issued                                                  --                   --                  5,547               20,957
  Reinvested                                              --                   --                 18,276                1,934
  Redeemed                                                --                   --                (18,490)              (6,724)
                                               -------------        -------------           ------------         ------------
Change in Class C Shares                                  --                   --                  5,333               16,167
                                               -------------        -------------           ------------         ------------
 .............................................................................................................................
CLASS Y (ADVISER) SHARES:
  Issued                                          14,172,827           14,316,985                     --                   --
  Reinvested                                       2,431,089            1,146,179                     --                   --
  Redeemed                                       (14,928,017)         (13,043,328)                    --                   --
                                               -------------        -------------           ------------         ------------
Change in Class Y (Adviser) Shares                 1,675,899            2,419,836                     --                   --
                                               -------------        -------------           ------------         ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    51

          HSBC INVESTOR FUNDS  -  LIMITED MATURITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
 ................................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                         INVESTMENT ACTIVITIES                    DIVIDENDS
                                               ------------------------------------------   ----------------------

                                   NET ASSET                NET REALIZED AND
                                     VALUE,        NET       UNREALIZED GAINS   TOTAL FROM      NET                 NET ASSET
                                   BEGINNING   INVESTMENT   FROM INVESTMENT    INVESTMENT   INVESTMENT    TOTAL     VALUE, END
                                   OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME    DIVIDENDS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)    $10.04        0.33            0.54            0.87         (0.33)      (0.33)      $10.58
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)    $10.07        0.25            0.52            0.77         (0.25)      (0.25)      $10.59
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (h)    $10.07        0.26            0.51            0.77         (0.26)      (0.26)      $10.58
------------------------------------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Period ended October 31, 2001 (i)    $10.00        0.37            0.59            0.96         (0.37)      (0.37)      $10.59
------------------------------------------------------------------------------------------------------------------------------

                                                                           RATIOS/SUPPLEMENTARY DATA
                                                     ---------------------------------------------------------------------
                                                                                RATIO OF
                                                                                  NET
                                                     NET ASSETS    RATIO OF    INVESTMENT    RATIO OF
                                                     AT END OF     EXPENSES    INCOME TO     EXPENSES
                                      TOTAL            PERIOD     TO AVERAGE    AVERAGE     TO AVERAGE          PORTFOLIO
                                      RETURN          (000'S)     NET ASSETS   NET ASSETS   NET ASSETS         TURNOVER(a)
---------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)     8.78%(c)(d)     $   977       1.10%(e)     4.27%(e)      1.49%(e)(j)       102.01%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)     8.02%(c)(g)     $   896       1.85%(e)     3.52%(e)      7.59%(e)(j)       102.01%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (h)     7.80%(c)(g)     $   161       1.85%(e)     3.60%(e)     17.61%(e)(j)       102.01%
---------------------------------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Period ended October 31, 2001 (i)     9.78%(c)        $67,315       0.85%(e)     4.59%(e)      0.85%(e)          102.01%
---------------------------------------------------------------------------------------------------------------------------

 (a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
 (b) Class A (Investor) Shares commenced operations on February 7, 2001.
 (c) Not annualized.
 (d) Excludes sales charge.
 (e) Annualized.
 (f) Class B Shares commenced operations on February 15, 2001.
 (g) Excludes redemption charge.
 (h) Class C Shares commenced operations on February 13, 2001.
 (i) Class Y (Adviser) Shares commenced operations on January 23, 2001.
 (j) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

52    HSBC INVESTOR FAMILY OF FUNDS

          HSBC ADVISOR FUNDS TRUST  -  FIXED INCOME FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
 ................................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                            INVESTMENT ACTIVITIES                        DIVIDENDS
                                                  ------------------------------------------   -----------------------------
                                                               NET REALIZED AND
                                                               UNREALIZED GAINS                               NET REALIZED
                                      NET ASSET                 (LOSSES) FROM                                  GAINS FROM
                                       VALUE,        NET        INVESTMENT AND    TOTAL FROM      NET        INVESTMENT AND
                                      BEGINNING   INVESTMENT       FUTURES        INVESTMENT   INVESTMENT       FUTURES
                                      OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME       TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997            $10.67        0.59            0.31            0.90        (0.64)          (0.01)
Year ended October 31, 1998             10.92        0.65            0.02            0.67        (0.65)          (0.13)
Year ended October 31, 1999             10.81        0.62           (0.51)           0.11        (0.62)          (0.28)
Year ended October 31, 2000             10.01        0.69           (0.02)           0.67        (0.69)             --
Year ended October 31, 2001              9.99        0.67            0.80            1.47        (0.65)             --
----------------------------------------------------------------------------------------------------------------------------

                                              DIVIDENDS
                                      --------------------------
                                       IN EXCESS OF
                                       NET REALIZED
                                        GAINS FROM
                                      INVESTMENT AND               NET ASSET
                                         FUTURES         TOTAL     VALUE, END   TOTAL
                                       TRANSACTIONS    DIVIDENDS   OF PERIOD    RETURN
---------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997                    --        (0.65)      $10.92      9.14%
Year ended October 31, 1998                    --        (0.78)       10.81      6.26%
Year ended October 31, 1999                 (0.01)       (0.91)       10.01      1.01%
Year ended October 31, 2000                    --        (0.69)        9.99      6.98%
Year ended October 31, 2001                    --        (0.65)       10.81     15.11%
---------------------------------------------------------------------------------------

                                                          RATIOS/SUPPLEMENTARY DATA
                                      -----------------------------------------------------------------
                                                                 RATIO OF
                                                                   NET
                                      NET ASSETS    RATIO OF    INVESTMENT    RATIO OF
                                      AT END OF     EXPENSES    INCOME TO     EXPENSES
                                        PERIOD     TO AVERAGE    AVERAGE     TO AVERAGE      PORTFOLIO
                                       (000'S)     NET ASSETS   NET ASSETS   NET ASSETS     TURNOVER(a)
-------------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997            $ 71,686      0.83%        5.92%        0.85%(b)       349.00%
Year ended October 31, 1998              97,728      0.78%        5.87%        0.78%          126.40%
Year ended October 31, 1999             114,405      0.69%        6.31%        0.69%          433.26%
Year ended October 31, 2000             134,458      0.61%        6.66%        0.61%          440.49%
Year ended October 31, 2001             150,580      0.63%        6.45%        0.63%          341.26%
------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    53

          HSBC INVESTOR FUNDS  -  BOND FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
 ................................................................................
           SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                          INVESTMENT ACTIVITIES                        DIVIDENDS
                                                ------------------------------------------   -----------------------------
                                                             NET REALIZED AND
                                                             UNREALIZED GAINS                               NET REALIZED
                                    NET ASSET                 (LOSSES) FROM                                  GAINS FROM
                                     VALUE,        NET        INVESTMENT AND    TOTAL FROM      NET        INVESTMENT AND
                                    BEGINNING   INVESTMENT       FUTURES        INVESTMENT   INVESTMENT       FUTURES
                                    OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME       TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997          $10.26        0.57            0.30            0.87        (0.57)          (0.06)
Year ended October 31, 1998           10.50        0.59            0.01            0.60        (0.59)             --
Year ended October 31, 1999           10.51        0.57           (0.49)           0.08        (0.57)          (0.22)
Year ended October 31, 2000            9.78        0.61           (0.01)           0.60        (0.62)             --
Year ended October 31, 2001            9.76        0.60            0.77            1.37        (0.58)             --
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (d)    $10.63        0.41           (0.12)           0.29        (0.41)             --
Year ended October 31, 1999           10.51        0.49           (0.49)             --        (0.49)          (0.22)
Year ended October 31, 2000            9.78        0.54           (0.01)           0.53        (0.54)             --
Year ended October 31, 2001            9.77        0.52            0.76            1.28        (0.50)             --
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)    $10.46        0.47           (0.45)           0.02        (0.47)          (0.24)
Year ended October 31, 2000            9.77        0.55           (0.01)           0.54        (0.55)             --
Year ended October 31, 2001            9.76        0.51            0.77            1.28        (0.50)             --
--------------------------------------------------------------------------------------------------------------------------
                                             DIVIDENDS
                                    ---------------------------
                                     IN EXCESS OF
                                     NET REALIZED
                                      GAINS FROM
                                    INVESTMENT AND                NET ASSET
                                        FUTURES         TOTAL     VALUE, END   TOTAL
                                     TRANSACTIONS     DIVIDENDS   OF PERIOD    RETURN
-----------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997                 --          (0.63)      $10.50      8.71%(c)
Year ended October 31, 1998                 --          (0.59)       10.51      5.83%(c)
Year ended October 31, 1999              (0.02)         (0.81)        9.78      0.68%(c)
Year ended October 31, 2000                 --          (0.62)        9.76      6.39%(c)
Year ended October 31, 2001                 --          (0.58)       10.55     14.41%(c)
-----------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (d)           --          (0.41)      $10.51      2.84%(e)(f)
Year ended October 31, 1999              (0.02)         (0.73)        9.78     (0.01)%(f)
Year ended October 31, 2000                 --          (0.54)        9.77      5.67%(f)
Year ended October 31, 2001                 --          (0.50)       10.55     13.43%(f)
-----------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)           --          (0.71)      $ 9.77      0.11%(e)(f)
Year ended October 31, 2000                 --          (0.55)        9.76      5.71%(f)
Year ended October 31, 2001                 --          (0.50)       10.54     13.44%(f)
-----------------------------------------------------------------------------------------
                                                        RATIOS/SUPPLEMENTARY DATA
                                    -----------------------------------------------------------------
                                                                RATIO OF
                                                                  NET         RATIO OF
                                    NET ASSETS    RATIO OF     INVESTMENT     EXPENSES
                                    AT END OF     EXPENSES     INCOME TO     TO AVERAGE
                                      PERIOD     TO AVERAGE     AVERAGE         NET        PORTFOLIO
                                     (000'S)     NET ASSETS    NET ASSETS    ASSETS(a)    TURNOVER(b)
-----------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997           $2,439       1.10%         5.40%         5.24%        349.00%
Year ended October 31, 1998            4,826       1.10%         5.51%         1.61%        126.40%
Year ended October 31, 1999            4,331       1.07%         5.84%         2.62%        433.26%
Year ended October 31, 2000            3,828       1.10%         6.13%         3.31%        440.49%
Year ended October 31, 2001            6,683       1.10%         5.92%         2.61%        341.26%
-----------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (d)     $  364       1.85%(g)      4.76%(g)      2.36%(g)     126.40%
Year ended October 31, 1999              345       1.79%         5.13%         3.37%        433.26%
Year ended October 31, 2000              279       1.85%         5.38%         4.03%        440.49%
Year ended October 31, 2001            1,494       1.85%         5.04%         3.32%        341.26%
-----------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)     $  152       1.95%(g)      4.96%(g)      3.50%(g)     433.26%
Year ended October 31, 2000              138       1.85%         5.38%         4.05%        440.49%
Year ended October 31, 2001              526       1.85%         5.11%         3.34%        341.26%
-----------------------------------------------------------------------------------------------------

 (a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
 (c) Excludes sales charge.
 (d) Class B Shares commenced operations on January 6, 1998.
 (e) Not annualized.
 (f) Excludes redemption charge.
 (g) Annualized.
 (h) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.

54    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS  -  NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
 ................................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                              NET REALIZED AND
                                                              UNREALIZED GAINS
                                     NET ASSET                 (LOSSES) FROM
                                      VALUE,        NET        INVESTMENT AND    TOTAL FROM
                                     BEGINNING   INVESTMENT       FUTURES        INVESTMENT
                                     OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997           $10.30        0.45            0.36            0.81
Year ended October 31, 1998            10.64        0.47            0.33            0.80
Year ended October 31, 1999            10.93        0.46           (0.83)          (0.37)
Year ended October 31, 2000            10.08        0.46            0.33            0.79
Year ended October 31, 2001            10.39        0.41            0.54            0.95
-------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (d)     $10.81        0.37            0.11            0.48
Year ended October 31, 1999            10.92        0.38           (0.83)          (0.45)
Year ended October 31, 2000            10.07        0.39            0.33            0.72
Year ended October 31, 2001            10.38        0.33            0.54            0.87
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)     $10.90        0.34           (0.77)          (0.43)
Year ended October 31, 2000            10.11        0.39            0.33            0.72
Year ended October 31, 2001            10.42        0.33            0.54            0.87
-------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997           $10.30        0.46            0.36            0.82
Year ended October 31, 1998            10.64        0.49            0.33            0.82
Year ended October 31, 1999            10.93        0.48           (0.84)          (0.36)
Year ended October 31, 2000            10.07        0.49            0.34            0.83
Year ended October 31, 2001            10.39        0.44            0.54            0.98
-------------------------------------------------------------------------------------------

                                                    DIVIDENDS
                                     ----------------------------------------
                                                      NET
                                                    REALIZED
                                                   GAINS FROM     IN EXCESS                 NET ASSET
                                        NET        INVESTMENT       OF NET                    VALUE,
                                     INVESTMENT   AND FUTURES     INVESTMENT      TOTAL       END OF
                                       INCOME     TRANSACTIONS      INCOME      DIVIDENDS     PERIOD
------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997             (0.45)       (0.02)            --         (0.47)      $10.64
Year ended October 31, 1998             (0.47)       (0.04)            --         (0.51)       10.93
Year ended October 31, 1999             (0.46)       (0.02)         (0.00)*       (0.48)       10.08
Year ended October 31, 2000             (0.46)          --          (0.02)        (0.48)       10.39
Year ended October 31, 2001             (0.41)          --             --         (0.41)       10.93
------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (d)       (0.37)          --             --         (0.37)      $10.92
Year ended October 31, 1999             (0.38)       (0.02)         (0.00)*       (0.40)       10.07
Year ended October 31, 2000             (0.39)          --          (0.02)        (0.41)       10.38
Year ended October 31, 2001             (0.33)          --             --         (0.33)       10.92
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)       (0.34)       (0.02)            --         (0.36)      $10.11
Year ended October 31, 2000             (0.39)          --          (0.02)        (0.41)       10.42
Year ended October 31, 2001             (0.33)          --             --         (0.33)       10.96
------------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997             (0.46)       (0.02)            --         (0.48)      $10.64
Year ended October 31, 1998             (0.49)       (0.04)            --         (0.53)       10.93
Year ended October 31, 1999             (0.48)       (0.02)         (0.00)*       (0.50)       10.07
Year ended October 31, 2000             (0.49)          --          (0.02)        (0.51)       10.39
Year ended October 31, 2001             (0.44)          --             --         (0.44)       10.93
------------------------------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTARY DATA
                                     -------------------------------------------------------
                                                                                  RATIO OF
                                                                                     NET
                                                                    RATIO OF     INVESTMENT      RATIO OF
                                                   NET ASSETS AT   EXPENSES TO    INCOME TO     EXPENSES TO
                                      TOTAL        END OF PERIOD     AVERAGE       AVERAGE        AVERAGE       PORTFOLIO
                                     RETURN           (000'S)      NET ASSETS    NET ASSETS    NET ASSETS(a)   TURNOVER(b)
----------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997           8.22 %(c)       $20,794         0.92%         4.46%          1.55%         163.46%
Year ended October 31, 1998           7.65 %(c)        23,153         0.95%         4.28%          1.20%         100.35%
Year ended October 31, 1999          (3.62)%(c)        17,568         0.96%         4.22%          1.21%          46.56%
Year ended October 31, 2000           8.03 %(c)        12,401         0.93%         4.60%          1.06%          34.12%
Year ended October 31, 2001           9.26 %(c)        17,722         0.95%         3.91%          1.07%           0.00%
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (d)     4.50 %(e)(f)    $   618         1.70%(g)      3.53%(g)       1.95%(g)      100.35%
Year ended October 31, 1999          (4.30)%(f)           564         1.71%         3.48%          1.96%          46.56%
Year ended October 31, 2000           7.27 %(f)           828         1.70%         3.81%          1.74%          34.12%
Year ended October 31, 2001           8.44 %(f)         5,619         1.70%         3.05%          1.82%           0.00%
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)    (4.10)%(e)(f)    $   256         1.70%(g)      3.46%(g)       2.02%(g)       46.56%
Year ended October 31, 2000           7.23 %(f)           416         1.71%         3.77%          1.73%          34.12%
Year ended October 31, 2001           8.40 %(f)         1,523         1.70%         3.04%          1.83%           0.00%
----------------------------------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997           8.38 %          $ 8,901         0.78%         4.66%          1.27%         163.46%
Year ended October 31, 1998           7.87 %            8,641         0.70%         4.53%          0.95%         100.35%
Year ended October 31, 1999          (3.45)%            8,619         0.71%         4.49%          0.96%          46.56%
Year ended October 31, 2000           8.41 %            9,514         0.69%         4.82%          0.78%          34.12%
Year ended October 31, 2001           9.53 %           14,989         0.70%         4.19%          0.83%           0.00%
----------------------------------------------------------------------------------------------------------------------------

  *  Less than $0.005 per share.

 (a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

 (b) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
 (c) Excludes sales charge.

 (d) Class B Shares commenced operations on January 6, 1998.

 (e) Not annualized.

 (f) Excludes redemption charge.

 (g) Annualized.

 (h) Class C Shares commenced operations on November 4, 1998.

    See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    55

          HSBC INVESTOR FUNDS  -  BALANCED FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
 ................................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           INVESTMENT ACTIVITIES                    DIVIDENDS
                                                 ------------------------------------------   ----------------------

                                                              NET REALIZED AND
                                     NET ASSET                   UNREALIZED
                                      VALUE,        NET         LOSSES FROM      TOTAL FROM      NET
                                     BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT   INVESTMENT     TOTAL
                                     OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS
--------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (c)     $ 9.55        0.11           (1.02)          (0.91)       (0.09)       (0.09)
--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)     $ 9.80        0.08           (1.25)          (1.17)       (0.08)       (0.08)
--------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)     $ 9.78        0.07           (1.24)          (1.17)       (0.06)       (0.06)
--------------------------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Period ended October 31, 2001 (j)     $10.00        0.16           (1.45)          (1.29)       (0.09)       (0.09)
--------------------------------------------------------------------------------------------------------------------

                                                                 RATIOS/SUPPLEMENTARY DATA
                                                                 -----------------------

                                     NET ASSET                   NET ASSETS    RATIO OF
                                      VALUE,                     AT END OF     EXPENSES
                                      END OF      TOTAL            PERIOD     TO AVERAGE
                                      PERIOD      RETURN          (000'S)     NET ASSETS
-----------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (c)      $8.55      (9.04)%(d)(e)   $   313       1.20%(f)
-----------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)      $8.55     (11.41)%(d)(h)   $   641       1.95%(f)
-----------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)      $8.55     (11.46)%(d)(h)   $   107       1.95%(f)
-----------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Period ended October 31, 2001 (j)      $8.62     (12.95)%(d)      $15,152       0.95%(f)
-----------------------------------------------------------------------------------------

                                          RATIOS/SUPPLEMENTARY DATA
                                     ----------------------------------------
                                      RATIO OF
                                        NET
                                     INVESTMENT     RATIO OF
                                     INCOME TO      EXPENSES
                                      AVERAGE      TO AVERAGE      PORTFOLIO
                                     NET ASSETS   NET ASSETS(a)   TURNOVER(b)
------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (c)        1.88%(f)     2.05%(f)      39.95%
------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (g)        1.14%(f)     2.78%(f)      39.95%
------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (i)        1.19%(f)     2.71%(f)      39.95%
------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Period ended October 31, 2001 (j)        2.29%(f)     1.58%(f)      39.95%
------------------------------------------------------------------------------

 (a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (b) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
 (c) Class A (Investor) Shares commenced operations on February 20, 2001.
 (d) Not annualized.
 (e) Excludes sales charge.
 (f) Annualized.
 (g) Class B Shares commenced operations on February 9, 2001.
 (h) Excludes redemption charge.
 (i) Class C Shares commenced operations on February 13, 2001.
 (j) Class Y (Adviser) Shares commenced operations on January 18, 2001.

See notes to financial statements.

56    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS  -  EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
 ................................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------

                                                              NET REALIZED AND
                                                              UNREALIZED GAINS
                                     NET ASSET      NET        (LOSSES) FROM
                                      VALUE,     INVESTMENT      INVESTMENT      TOTAL FROM
                                     BEGINNING     INCOME       AND FUTURES      INVESTMENT
                                     OF PERIOD     (LOSS)       TRANSACTIONS     ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997           $11.93        0.07            3.32            3.39
Year ended October 31, 1998            15.00        0.05            2.80            2.85
Year ended October 31, 1999            16.95        0.05            3.32            3.37
Year ended October 31, 2000            19.89        0.06           (0.51)          (0.45)
Year ended October 31, 2001            17.48        0.03           (4.48)          (4.45)
-------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (d)     $14.88       (0.01)           2.07            2.06
Year ended October 31, 1999            16.92       (0.08)           3.30            3.22
Year ended October 31, 2000            19.74       (0.07)          (0.52)          (0.59)
Year ended October 31, 2001            17.26       (0.08)          (4.40)          (4.48)
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)     $17.08          --            3.19            3.19
Year ended October 31, 2000            19.83       (0.07)          (0.51)          (0.58)
Year ended October 31, 2001            17.36       (0.10)          (4.42)          (4.52)
-------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997           $11.93        0.10            3.33            3.43
Year ended October 31, 1998            15.01        0.08            2.79            2.87
Year ended October 31, 1999            16.95        0.10            3.32            3.42
Year ended October 31, 2000            19.89        0.10           (0.51)          (0.41)
Year ended October 31, 2001            17.48        0.06           (4.47)          (4.41)
-------------------------------------------------------------------------------------------

                                                            DIVIDENDS
                                     -------------------------------------------------------

                                                  NET REALIZED
                                                   GAINS FROM     IN EXCESS OF                 NET ASSET
                                        NET        INVESTMENT          NET                      VALUE,
                                     INVESTMENT   AND FUTURES      INVESTMENT        TOTAL      END OF      TOTAL
                                       INCOME     TRANSACTIONS       INCOME        DIVIDENDS    PERIOD      RETURN
----------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997             (0.10)       (0.22)              --          (0.32)     $15.00      28.92 %(b)
Year ended October 31, 1998             (0.05)       (0.85)              --          (0.90)      16.95      19.98 %(b)
Year ended October 31, 1999             (0.04)       (0.39)              --          (0.43)      19.89      20.23 %(b)
Year ended October 31, 2000             (0.07)       (1.89)              --          (1.96)      17.48      (2.38)%(b)
Year ended October 31, 2001             (0.02)          --               --          (0.02)      13.01     (25.49)%(b)
----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (d)       (0.02)          --               --          (0.02)     $16.92      13.84 %(e)(f)
Year ended October 31, 1999                --        (0.39)           (0.01)         (0.40)      19.74      19.32 %(f)
Year ended October 31, 2000                --        (1.89)              --          (1.89)      17.26      (3.13)%(f)
Year ended October 31, 2001                --           --               --             --       12.78     (25.96)%(f)
----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)          --        (0.39)           (0.05)         (0.44)     $19.83      19.05 %(e)(f)
Year ended October 31, 2000                --        (1.89)              --          (1.89)      17.36      (3.11)%(f)
Year ended October 31, 2001                --           --               --             --       12.84     (26.04)%(f)
----------------------------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997             (0.13)       (0.22)              --          (0.35)     $15.01      29.28 %
Year ended October 31, 1998             (0.08)       (0.85)              --          (0.93)      16.95      20.16 %
Year ended October 31, 1999             (0.09)       (0.39)              --          (0.48)      19.89      20.59 %
Year ended October 31, 2000             (0.11)       (1.89)              --          (2.00)      17.48      (2.19)%
Year ended October 31, 2001             (0.06)          --               --          (0.06)      13.01     (25.27)%
----------------------------------------------------------------------------------------------------------------------

                                                          RATIOS/SUPPLEMENTARY DATA
                                     -------------------------------------------------------------------
                                                                 RATIO OF
                                                                    NET
                                                                INVESTMENT
                                     NET ASSETS    RATIO OF       INCOME        RATIO OF
                                     AT END OF     EXPENSES      (LOSS) TO      EXPENSES
                                       PERIOD     TO AVERAGE      AVERAGE      TO AVERAGE     PORTFOLIO
                                      (000'S)     NET ASSETS    NET ASSETS     NET ASSETS    TURNOVER(a)
--------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997           $ 12,363      1.21%          0.48 %        1.28%(c)       99.02%
Year ended October 31, 1998             23,559      1.03%          0.30 %        1.03%         176.34%
Year ended October 31, 1999             27,942      0.94%          0.26 %        0.94%          70.85%
Year ended October 31, 2000             22,558      0.93%          0.34 %        0.93%          91.81%
Year ended October 31, 2001             17,223      1.01%          0.14 %        1.01%          51.65%
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (d)     $    956      1.78%(g)      (0.45)%(g)     1.78%(g)      176.34%
Year ended October 31, 1999              1,775      1.69%         (0.50)%        1.69%          70.85%
Year ended October 31, 2000              1,604      1.65%         (0.40)%        1.65%          91.81%
Year ended October 31, 2001              1,389      1.76%         (0.61)%        1.76%          51.65%
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)     $  1,626      1.33%(g)      (0.16)%(g)     1.33%(g)       70.85%
Year ended October 31, 2000              1,204      1.65%         (0.37)%        1.65%          91.81%
Year ended October 31, 2001                768      1.75%         (0.60)%        1.75%          51.65%
--------------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997           $ 63,060      0.96%          0.77 %        1.03%(c)       99.02%
Year ended October 31, 1998            210,498      0.78%          0.55 %        0.78%         176.34%
Year ended October 31, 1999            245,342      0.69%          0.51 %        0.69%          70.85%
Year ended October 31, 2000            204,772      0.68%          0.58 %        0.68%          91.81%
Year ended October 31, 2001            127,306      0.75%          0.40 %        0.75%          51.65%
--------------------------------------------------------------------------------------------------------

 (a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

 (b) Excludes sales charge.

 (c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

 (d) Class B Shares commenced operations on January 6, 1998.

 (e) Not annualized.

 (f) Excludes redemption charge.

 (g) Annualized.

 (h) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    57

          HSBC INVESTOR FUNDS  -  GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
 ................................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                           INVESTMENT ACTIVITIES                    DIVIDENDS
                                                 ------------------------------------------   ----------------------

                                                              NET REALIZED AND
                                     NET ASSET      NET          UNREALIZED
                                      VALUE,     INVESTMENT     LOSSES FROM      TOTAL FROM      NET
                                     BEGINNING     INCOME        INVESTMENT      INVESTMENT   INVESTMENT     TOTAL
                                     OF PERIOD     (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS
--------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)     $10.06        0.01           (1.15)          (1.14)       (0.01)       (0.01)
--------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)     $ 9.54       (0.01)          (0.64)          (0.65)       (0.01)       (0.01)
--------------------------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Period ended October 31, 2001 (h)     $10.00        0.02           (1.09)          (1.07)       (0.01)       (0.01)
--------------------------------------------------------------------------------------------------------------------

                                                                               RATIOS/SUPPLEMENTARY DATA
                                                                 -----------------------------------------------------
                                                                                            RATIO OF
                                                                                              NET
                                                                                           INVESTMENT
                                     NET ASSET                   NET ASSETS    RATIO OF      INCOME
                                      VALUE,                     AT END OF     EXPENSES    (LOSS) TO
                                      END OF      TOTAL            PERIOD     TO AVERAGE    AVERAGE         PORTFOLIO
                                      PERIOD      RETURN          (000'S)     NET ASSETS   NET ASSETS      TURNOVER(a)
-----------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)      $8.91     (12.65)%(c)(d)   $  1,927      1.11%(e)      0.15 %(e)      43.13%
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001 (f)      $8.88     (10.52)%(c)(g)   $    330      1.84%(e)     (0.64)%(e)      43.13%
-----------------------------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Period ended October 31, 2001 (h)      $8.92      (9.71)%(c)      $219,221      0.82%(e)      0.38 %(e)      43.13%
-----------------------------------------------------------------------------------------------------------------------

 (a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
 (b) Class A (Investor) Shares commenced operations on April 12, 2001.
 (c) Not annualized.
 (d) Excludes sales charge.
 (e) Annualized.
 (f) Class B Shares commenced operations on April 5, 2001.
 (g) Excludes redemption charge.
 (h) Class Y (Adviser) Shares commenced operations on April 2, 2001.

See notes to financial statements.

58    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS  -  MID-CAP FUND
-------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
 ...............................................................................

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       INVESTMENT ACTIVITIES                      DIVIDENDS
                                             -------------------------------------------   ----------------------
                                                          NET REALIZED AND
                                                          UNREALIZED GAINS                 NET REALIZED
                                  NET ASSET                (LOSSES) FROM                    GAINS FROM
                                   VALUE,       NET        INVESTMENT AND     TOTAL FROM    INVESTMENT               NET ASSET
                                  BEGINNING  INVESTMENT        OPTION         INVESTMENT    AND OPTION     TOTAL    VALUE, END
                                  OF PERIOD     LOSS        TRANSACTIONS      ACTIVITIES   TRANSACTIONS  DIVIDENDS  OF PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2000 (b)     $10.27      (0.01)          (0.19)           (0.20)           --          --      $10.07
Year ended October 31, 2001            10.07      (0.03)          (2.00)           (2.03)        (0.14)      (0.14)       7.90
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2000 (f)     $10.72      (0.02)          (0.64)           (0.66)           --          --      $10.06
Year ended October 31, 2001            10.06      (0.08)          (2.02)           (2.10)        (0.14)      (0.14)       7.82
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2000 (h)     $10.04      (0.01)           0.03 (j)         0.02            --          --      $10.06
Year ended October 31, 2001            10.06      (0.09)          (2.01)           (2.10)        (0.14)      (0.14)       7.82
------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31, 2000 (i)     $10.00      (0.01)           0.09 (j)         0.08            --          --      $10.08
Year ended October 31, 2001            10.08      (0.01)          (2.02)           (2.03)        (0.14)      (0.14)       7.91
------------------------------------------------------------------------------------------------------------------------------

                                                                 RATIOS/SUPPLEMENTARY DATA
                                                    ---------------------------------------------------
                                                                               RATIO OF
                                                                                 NET
                                                    NET ASSETS    RATIO OF    INVESTMENT
                                                    AT END OF     EXPENSES     LOSS TO
                                     TOTAL            PERIOD     TO AVERAGE    AVERAGE      PORTFOLIO
                                     RETURN          (000'S)     NET ASSETS   NET ASSETS   TURNOVER(a)
------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2000 (b)    (1.95)%(c)(d)   $    445      1.28%(e)     (0.42)%(e)    57.69%
Year ended October 31, 2001         (20.37)%(d)           927      1.13%        (0.40)%      112.67%
------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2000 (f)    (6.16)%(c)(g)   $  1,557      2.02%(e)     (1.17)%(e)    57.69%
Year ended October 31, 2001         (21.09)%(g)         3,827      1.88%        (1.16)%      112.67%
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2000 (h)     0.20 %(c)(g)   $     18      2.11%(e)     (1.29)%(e)    57.69%
Year ended October 31, 2001         (21.09)%(g)            21      1.87%        (1.13)%      112.67%
------------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31, 2000 (i)     0.80 %(c)      $108,487      1.01%(e)     (0.22)%(e)    57.69%
Year ended October 31, 2001         (20.34)%          129,390      0.87%        (0.13)%      112.67%
------------------------------------------------------------------------------------------------------

 (a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

 (b) Class A (Investor) Shares commenced operations on July 10, 2000.

 (c) Not annualized.

 (d) Excludes sales charge.

 (e) Annualized.

 (f) Class B Shares commenced operations on July 17, 2000.

 (g) Excludes redemption charge.

 (h) Class C Shares commenced operations on August 9, 2000.

 (i) Trust Shares commenced operations on July 1, 2000.

 (j) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

     See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    59

          HSBC ADVISOR FUNDS TRUST  -  INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
 ................................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                              NET REALIZED AND
                                                              UNREALIZED GAINS
                                                               (LOSSES) FROM
                                     NET ASSET                   INVESTMENT
                                      VALUE,        NET         AND FOREIGN      TOTAL FROM
                                     BEGINNING   INVESTMENT       CURRENCY       INVESTMENT
                                     OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997           $12.05        0.12            1.85            1.97
Year ended October 31, 1998            13.76        0.11            0.32            0.43
Year ended October 31, 1999            13.24        0.09            5.87            5.96
Year ended October 31, 2000            18.58        0.11            0.75 (b)        0.86
Year ended October 31, 2001            18.13        0.09           (4.38)          (4.29)
-------------------------------------------------------------------------------------------

                                                    DIVIDENDS
                                     ---------------------------------------

                                                   NET REALIZED
                                                    GAINS FROM
                                                    INVESTMENT                 NET ASSET
                                        NET        AND FOREIGN                  VALUE,
                                     INVESTMENT      CURRENCY        TOTAL      END OF      TOTAL
                                       INCOME      TRANSACTIONS    DIVIDENDS    PERIOD      RETURN
-----------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997             (0.11)        (0.15)         (0.26)     $13.76      16.62 %
Year ended October 31, 1998             (0.27)        (0.68)         (0.95)      13.24       3.49 %
Year ended October 31, 1999             (0.15)        (0.47)         (0.62)      18.58      46.92 %
Year ended October 31, 2000             (0.11)        (1.20)         (1.31)      18.13       4.05 %
Year ended October 31, 2001                --         (1.28)         (1.28)      12.56     (25.42)%
-----------------------------------

                                                 RATIOS/SUPPLEMENTARY DATA
                                     --------------------------------------------------

                                                                RATIO OF
                                                                  NET
                                     NET ASSETS    RATIO OF    INVESTMENT
                                     AT END OF     EXPENSES    INCOME TO
                                       PERIOD     TO AVERAGE    AVERAGE      PORTFOLIO
                                      (000'S)     NET ASSETS   NET ASSETS   TURNOVER(a)
----------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997           $132,924      0.91%        0.91%        30.00%
Year ended October 31, 1998            120,250      1.09%        0.75%        40.47%
Year ended October 31, 1999            172,004      1.05%        0.54%        34.26%
Year ended October 31, 2000            219,837      0.90%        0.51%        27.81%
Year ended October 31, 2001            184,494      0.99%        0.51%        26.90%
----------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

60    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS  -  OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
 ................................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                              NET REALIZED AND
                                                              UNREALIZED GAINS
                                                               (LOSSES) FROM
                                     NET ASSET                 INVESTMENT AND
                                      VALUE,        NET           FOREIGN        TOTAL FROM
                                     BEGINNING   INVESTMENT       CURRENCY       INVESTMENT
                                     OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997           $10.15       (0.00)*          1.43            1.43
Year ended October 31, 1998            11.57       (0.01)           0.23            0.22
Year ended October 31, 1999            11.64       (0.04)           5.32            5.28
Year ended October 31, 2000            16.90       (0.11)           0.64            0.53
Year ended October 31, 2001            17.21       (0.04)          (4.05)          (4.09)
-------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (d)     $11.45       (0.07)           0.19            0.12
Year ended October 31, 1999            11.57       (0.12)           5.24            5.12
Year ended October 31, 2000            16.69       (0.10)           0.48            0.38
Year ended October 31, 2001            16.85       (0.14)          (3.95)          (4.09)
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)     $11.88       (0.08)           5.04            4.96
Year ended October 31, 2000            16.84       (0.14)           0.52            0.38
Year ended October 31, 2001            17.00       (0.18)          (3.95)          (4.13)
-------------------------------------------------------------------------------------------

                                                    DIVIDENDS
                                     ---------------------------------------

                                                   NET REALIZED
                                                    GAINS FROM
                                                  INVESTMENT AND               NET ASSET
                                        NET          FOREIGN                    VALUE,
                                     INVESTMENT      CURRENCY        TOTAL      END OF      TOTAL
                                       INCOME      TRANSACTIONS    DIVIDENDS    PERIOD     RETURN
--------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997             (0.01)        (0.00)*        (0.01)     $11.57       14.08 %(c)
Year ended October 31, 1998             (0.08)        (0.07)         (0.15)      11.64        1.96 %(c)
Year ended October 31, 1999             (0.02)           --          (0.02)      16.90       45.41 %(c)
Year ended October 31, 2000                --         (0.22)         (0.22)      17.21        3.05 %(c)
Year ended October 31, 2001                --         (1.46)         (1.46)      11.66      (25.93)%(c)
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (d)          --            --             --      $11.57        1.05 %(e)(f)
Year ended October 31, 1999                --            --             --       16.69       44.25 %(f)
Year ended October 31, 2000                --         (0.22)         (0.22)      16.85        2.18 %(f)
Year ended October 31, 2001                --         (1.46)         (1.46)      11.30      (26.52)%(f)
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)          --            --             --      $16.84       41.84 %(e)(f)
Year ended October 31, 2000                --         (0.22)         (0.22)      17.00        2.10 %(f)
Year ended October 31, 2001                --         (1.46)         (1.46)      11.41      (26.53)%(f)
--------------------------------------------------------------------------------------------------------

                                                        RATIOS/SUPPLEMENTARY DATA
                                     ----------------------------------------------------------------

                                                                RATIO OF
                                                                  NET        RATIO OF
                                     NET ASSETS    RATIO OF    INVESTMENT   EXPENSES TO
                                     AT END OF     EXPENSES     LOSS TO       AVERAGE
                                       PERIOD     TO AVERAGE    AVERAGE         NET        PORTFOLIO
                                      (000'S)     NET ASSETS   NET ASSETS    ASSETS(a)    TURNOVER(b)
------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997            $3,660       1.71%       (0.16)%        4.10%        30.00%
Year ended October 31, 1998             6,070       1.77%       (0.08)%        1.86%        40.47%
Year ended October 31, 1999             8,138       1.86%       (0.30)%        2.44%        34.26%
Year ended October 31, 2000             7,252       1.85%       (0.49)%        2.43%        27.81%
Year ended October 31, 2001             6,940       1.85%       (0.35)%        2.44%        26.90%
------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (d)      $   42       2.52%(g)    (0.83)%(g)     2.61%(g)     40.47%
Year ended October 31, 1999                90       2.59%       (1.04)%        3.24%        34.26%
Year ended October 31, 2000               358       2.60%       (1.17)%        2.96%        27.81%
Year ended October 31, 2001               294       2.60%       (1.09)%        3.18%        26.90%
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h)      $   98       2.57%(g)    (1.01)%(g)     3.15%(g)     34.26%
Year ended October 31, 2000               248       2.60%       (1.14)%        2.96%        27.81%
Year ended October 31, 2001               139       2.60%       (1.10)%        3.16%        26.90%
------------------------------------------------------------------------------------------------------

* Less than $0.005 per share.
 (a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
 (c) Excludes sales charge.
 (d) Class B Shares commenced operations on January 6, 1998.
 (e) Not annualized.
 (f) Excludes redemption charge.
 (g) Annualized.
 (h) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    61

          HSBC ADVISOR FUNDS TRUST  -  SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
 ................................................................................

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                           INVESTMENT ACTIVITIES
                                                 ------------------------------------------
                                                              NET REALIZED AND
                                     NET ASSET                UNREALIZED GAINS
                                      VALUE,        NET        (LOSSES) FROM     TOTAL FROM
                                     BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT
                                     OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997           $10.63       (0.06)           2.93            2.87
Year ended October 31, 1998            13.44       (0.09)          (0.49)          (0.58)
Year ended October 31, 1999            11.48       (0.09)           2.65            2.56
Year ended October 31, 2000            12.56       (0.10)           6.73            6.63
Year ended October 31, 2001            17.81       (0.10)          (3.65)          (3.75)
-------------------------------------------------------------------------------------------

                                                   DIVIDENDS
                                     -------------------------------------

                                     IN EXCESS    NET REALIZED               NET ASSET
                                       OF NET      GAINS FROM                 VALUE,
                                     INVESTMENT    INVESTMENT      TOTAL      END OF     TOTAL
                                       INCOME     TRANSACTIONS   DIVIDENDS    PERIOD     RETURN
-------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997               --         (0.06)        (0.06)     $13.44      27.18 %
Year ended October 31, 1998               --         (1.38)        (1.38)      11.48      (4.27)%
Year ended October 31, 1999            (0.03)        (1.45)        (1.48)      12.56      24.63 %
Year ended October 31, 2000               --         (1.38)        (1.38)      17.81      55.59 %
Year ended October 31, 2001               --         (2.74)        (2.74)      11.32     (22.98)%
-------------------------------------------------------------------------------------------------

                                                         RATIOS/SUPPLEMENTARY DATA
                                     ------------------------------------------------------------------
                                                               RATIO OF NET
                                     NET ASSETS    RATIO OF     INVESTMENT     RATIO OF
                                     AT END OF     EXPENSES      LOSS TO      EXPENSES TO
                                       PERIOD     TO AVERAGE     AVERAGE        AVERAGE      PORTFOLIO
                                      (000'S)     NET ASSETS    NET ASSETS    NET ASSETS    TURNOVER(a)
-------------------------------------------------------------------------------------------------------
CLASS Y (ADVISER) SHARES
Year ended October 31, 1997           $137,996      1.02%        (0.50)%         1.03%(b)      92.18%
Year ended October 31, 1998            112,935      1.14%        (0.68)%         1.16%(b)     154.69%
Year ended October 31, 1999            148,538      1.18%        (0.81)%         1.18%         77.74%
Year ended October 31, 2000            253,724      1.05%        (0.68)%         1.05%         79.51%
Year ended October 31, 2001            180,265      1.07%        (0.74)%         1.07%         52.47%
-------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

See notes to financial statements.

62    HSBC INVESTOR FAMILY OF FUNDS

         HSBC INVESTOR FUNDS  -  OPPORTUNITY FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
 ................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      INVESTMENT ACTIVITIES                            DIVIDENDS
                                            ------------------------------------------   -------------------------------------
                                                         NET REALIZED AND
                                NET ASSET                UNREALIZED GAINS                IN EXCESS    NET REALIZED
                                 VALUE,        NET        (LOSSES) FROM     TOTAL FROM     OF NET      GAINS FROM
                                BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997       $ 9.80       (0.07)           2.64            2.57           --         (0.00)*       (0.00)*
Year ended October 31, 1998        12.37       (0.13)          (0.46)          (0.59)          --         (0.45)        (0.45)
Year ended October 31, 1999        11.33       (0.19)           2.78            2.59        (0.04)        (0.69)        (0.73)
Year ended October 31, 2000        13.19       (0.26)           7.13            6.87           --         (1.31)        (1.31)
Year ended October 31, 2001        18.75       (0.14)          (3.58)          (3.72)          --         (5.43)        (5.43)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (c) $11.65       (0.09)          (0.25)          (0.34)          --            --            --
Year ended October 31, 1999        11.31       (0.23)           2.71            2.48        (0.04)        (0.69)        (0.73)
Year ended October 31, 2000        13.06       (0.28)           6.93            6.65           --         (1.31)        (1.31)
Year ended October 31, 2001        18.40       (0.23)**        (3.47)          (3.70)          --         (5.43)        (5.43)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h) $11.55       (0.10)           2.41            2.31        (0.04)        (0.69)        (0.73)
Year ended October 31, 2000        13.13       (0.32)           7.01            6.69           --         (1.31)        (1.31)
Year ended October 31, 2001        18.51       (0.24)**        (3.49)          (3.73)          --         (5.43)        (5.43)
------------------------------------------------------------------------------------------------------------------------------

                                                                               RATIOS/SUPPLEMENTARY DATA
                                                          --------------------------------------------------------------------
                                                                                    RATIO OF NET
                                NET ASSET                 NET ASSETS    RATIO OF     INVESTMENT      RATIO OF
                                 VALUE,                   AT END OF     EXPENSES      LOSS TO       EXPENSES TO
                                 END OF     TOTAL           PERIOD     TO AVERAGE     AVERAGE       AVERAGE NET     PORTFOLIO
                                 PERIOD     RETURN         (000'S)     NET ASSETS    NET ASSETS      ASSETS(a)     TURNOVER(b)
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 1997       $12.37      26.28 %(c)    $  9,983      1.55%        (1.05)%          2.01%          92.18%
Year ended October 31, 1998        11.33      (4.68)%(c)      13,137      1.63%        (1.17)%          1.64%         154.69%
Year ended October 31, 1999        13.19      23.80 %(c)      13,015      1.75%        (1.38)%          2.14%          77.74%
Year ended October 31, 2000        18.75      54.54 %(c)      15,415      1.65%        (1.29)%          1.84%          79.51%
Year ended October 31, 2001         9.60     (23.65)%(c)      11,892      1.65%        (1.32)%          1.97%          52.47%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 1998 (c) $11.31      (2.92)%(e)(f)  $   349      2.38%(g)     (1.92)%(g)       2.39%(g)      154.69%
Year ended October 31, 1999        13.06      22.93 %(f)         536      2.48%        (2.12)%          2.92%          77.74%
Year ended October 31, 2000        18.40      53.30 %(f)       1,273      2.40%        (2.02)%          2.49%          79.51%
Year ended October 31, 2001         9.27     (24.16)%(f)       1,315      2.40%        (2.08)%          2.73%          52.47%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 1999 (h) $13.13      21.00 %(e)(f)  $   289      2.38%(g)     (2.02)%(g)       2.77%(g)       77.74%
Year ended October 31, 2000        18.51      53.32 %(f)         707      2.40%        (2.02)%          2.46%          79.51%
Year ended October 31, 2001         9.35     (24.17)%(f)         407      2.40%        (2.06)%          2.71%          52.47%
------------------------------------------------------------------------------------------------------------------------------

*   Less than $0.005 per share.
**  Calculated using average shares.
(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(c) Excludes sales charge.
(d) Class B Shares commenced operations on January 6, 1998.
(e) Not annualized.
(f) Excludes redemption charge.
(g) Annualized.
(h) Class C Shares commenced operations on November 4, 1998.



See notes to financial statements.



                                             HSBC INVESTOR FAMILY OF FUNDS    63

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001
          ......................................................................

1.  ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the 'Advisor Trust'), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the 'Act'), as open-end management investment companies. The Trust and Advisor Trust (collectively the 'Trusts') contain the following funds (individually a 'Fund,' collectively the 'Funds'):

FUND                                       SHORT NAME                    TRUST
----                                       ----------                    -----
HSBC Investor Limited Maturity Fund        Limited Maturity Fund         Trust
HSBC Investor Fixed Income Fund            Fixed Income Fund             Advisor Trust
HSBC Investor Bond Fund                    Bond Fund                     Trust
HSBC Investor New York Tax-Free Bond Fund  New York Tax-Free Bond Fund   Trust
HSBC Investor Balanced Fund                Balanced Fund                 Trust
HSBC Investor Equity Fund                  Equity Fund                   Trust
HSBC Investor Growth and Income Fund       Growth and Income Fund        Trust
HSBC Investor Mid-Cap Fund                 Mid-Cap Fund                  Trust
HSBC Investor International Equity Fund    International Equity Fund     Advisor Trust
HSBC Investor Overseas Equity Fund         Overseas Equity Fund          Trust
HSBC Investor Small Cap Equity Fund        Small Cap Equity Fund         Advisor Trust
HSBC Investor Opportunity Fund             Opportunity Fund              Trust

        The Funds are separate series of the Trusts and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        On April 2, 2001, the Growth and Income Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of a collective investment trust (the 'CTF') as part of a tax-free reorganization of the CTF. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

Class Y (Adviser) Shares....................................    18,529,921
Net assets acquired.........................................  $185,299,210
Net asset value.............................................  $      10.00
Unrealized appreciation.....................................  $ 15,055,997

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, International Equity Fund, Overseas Equity Fund, Small Cap Equity Fund, and the Opportunity Fund (individually a 'Feeder Fund,' collectively the 'Feeder Funds') utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below), per the following schedule:

                                                                           PROPORTIONATE
                                                                            INTEREST ON
FUND                            RESPECTIVE PORTFOLIO                      OCTOBER 31, 2001
----                            --------------------                      ----------------
Limited Maturity Fund           HSBC Investor Limited Maturity Portfolio        60.3%
Fixed Income Fund               HSBC Investor Fixed Income Portfolio            62.1%
Bond Fund                       HSBC Investor Fixed Income Portfolio             3.6%
International Equity Fund       HSBC Investor International Equity Portfolio    67.2%
Overseas Equity Fund            HSBC Investor International Equity Portfolio     2.7%
Small Cap Equity Fund           HSBC Investor Small Cap Equity Portfolio        67.9%
Opportunity Fund                HSBC Investor Small Cap Equity Portfolio         5.1%

        The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio (individually a 'Portfolio,' collectively the 'Portfolios'), are diversified series of the HSBC Investor Portfolio Trust (the 'Portfolio Trust'), and

64    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 (CONTINUED)
          ......................................................................

    like each Feeder Fund, are open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

        The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Limited Maturity Fund, New York Tax-Free Bond Fund, Balanced Fund, Equity Fund, and the Growth and Income Fund each offers four classes of shares, Class A (Investor) Shares, Class B Shares, Class C Shares and Class Y (Adviser) Shares. The Mid-Cap Fund offers four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Fixed Income Fund, International Equity Fund, and the Small Cap Equity Fund each offers one class of shares. The Bond Fund, Overseas Equity Fund, and the Opportunity Fund each offers three classes of shares, Class A (Investor) Shares, Class B Shares and Class C Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

    A. NEW YORK TAX-FREE BOND FUND, BALANCED FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees.

    B. FEEDER FUNDS

        The Feeder Funds record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

    A. NEW YORK TAX-FREE BOND FUND, BALANCED FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

                                             HSBC INVESTOR FAMILY OF FUNDS    65

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 (CONTINUED)
          ......................................................................

    B. FEEDER FUNDS

        The Feeder Funds record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent the Feeder Fund's share of such elements allocated from the Portfolio.

    FUTURES CONTRACTS:

        The New York Tax-Free Bond Fund and Equity Fund invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the New York Tax-Free Bond Fund and Equity Fund are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin', are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

        Futures contracts may also be entered into for non-hedging purposes. A 'sale' of futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A 'purchase' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

        Should market conditions move unexpectedly, the New York Tax-Free Bond Fund and the Equity Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    OPTIONS:

        The Growth and Income Fund and the Mid-Cap Fund write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is 'covered' if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss.

    EXPENSE ALLOCATION:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

    ORGANIZATION EXPENSES:

        Costs incurred in connection with the organization and initial registration of the Trusts, which have been allocated among the Funds, have been deferred and are being amortized over a five year period, beginning with each Fund's commencement of operations, except for the Limited Maturity Fund, Balanced Fund, Growth and Income Fund and Mid-Cap Fund, which were expensed as incurred.

    DIVIDENDS TO SHAREHOLDERS:

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Equity Fund, semi-annually in

66    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 (CONTINUED)
          ......................................................................

    the case of the Balanced Fund, Growth and Income Fund, Small Cap Equity Fund, and the Opportunity Fund and annually in the case of the Mid-Cap Fund, International Equity Fund and Overseas Equity Fund.

        The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  CALL OPTIONS WRITTEN:

        The following is a summary of covered call option activity for the Growth and Income Fund for the period ended October 31, 2001:

                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------    --------
Options outstanding at April 2, 2001........................       --     $        --
Options written.............................................      250         104,122
                                                               ------     -----------
Options outstanding at October 31, 2001.....................      250     $   104,122
                                                               ------     -----------
                                                               ------     -----------

        The following is a summary of covered call option activity for the Mid-Cap Fund for the year ended October 31, 2001:

                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------    --------
Options outstanding at October 31, 2000.....................       --     $        --
Options written.............................................    5,488       1,679,778
Options terminated in closing purchase transactions.........   (4,758)     (1,471,760)
                                                               ------     -----------
Options outstanding at October 31, 2001.....................      730     $   208,018
                                                               ------     -----------
                                                               ------     -----------

4.  RELATED PARTY TRANSACTIONS WITH AFFILIATES:

    INVESTMENT MANAGEMENT:

        HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund, Balanced Fund, Growth and Income Fund and Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of:

                                             HSBC INVESTOR FAMILY OF FUNDS    67

          HSBC INVESTOR FAMILY OF FUNDS
------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ..............................................................................

FUND                                                          FEE RATE
----                                                          --------
New York Tax-Free Bond Fund.................................   0.25%
Balanced Fund...............................................   0.55%
Growth and Income Fund......................................   0.55%
Mid-Cap Fund................................................   0.55%

        HSBC also serves as Investment Adviser to the Equity Fund. Alliance Capital Management L.P. and Institutional Capital Corporation serve as Sub-Investment Advisers to the Equity Fund and are paid for their services directly by HSBC. For their services as Investment Adviser and Sub-Investment Advisers to the Equity Fund, HSBC, Alliance Capital Management and Institutional Capital Corporation receive a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $50 million...........................................   0.500%
In excess of $50 million but not exceeding $100 million.....   0.425%
In excess of $100 million but not exceeding $200 million....   0.375%
In excess of $200 million...................................   0.325%

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), who serves the Trusts as Administrator, is a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trusts are affiliated. Such officers are paid no fees directly by the Funds for serving as officers of the Trusts. Under the terms of the administration agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $1 billion............................................   0.10%
In excess of $1 billion but not exceeding $2 billion........   0.08%
In excess of $2 billion.....................................   0.07%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as Distributor (the 'Distributor'). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment by the Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds. This payment represents actual expenses incurred by the Distributor for marketing costs and services rendered in distributing the Funds' shares. BISYS, as the Funds' distributor, recovered $244,679 in commissions from sales of the funds of which $952 was reallowed to affiliated brokers and dealers. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares and Class C Shares. In addition, the Distributor retains a portion of the front-end sales charge of Class A (Investor) Shares. For the year ended October 31, 2001, neither the Distributor nor HSBC have retained any monies from dealer commissions.

    SHAREHOLDER SERVICING:

        The Trusts have entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing

68    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 (CONTINUED)
          ......................................................................

    Agreement may not exceed 0.25% of the average daily net assets of Class A (Investor) Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, of the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Overseas Equity Fund and the Opportunity Fund. Each Fund Class has it's own expense limitations based on average daily net assets for any full fiscal year as follows:

FUND                                            CLASS                       EXPENSE LIMITATION
----                                            -----                       ------------------
Limited Maturity Fund                             A                                1.10%
Limited Maturity Fund                             B                                1.85
Limited Maturity Fund                             C                                1.85
Limited Maturity Fund                             Y                                0.85
Bond Fund                                         A                                1.10
Bond Fund                                         B                                1.85
Bond Fund                                         C                                1.85
New York Tax-Free Bond Fund                       A                                0.95
New York Tax-Free Bond Fund                       B                                1.70
New York Tax-Free Bond Fund                       C                                1.70
New York Tax-Free Bond Fund                       Y                                0.70
Overseas Equity Fund                              A                                1.85
Overseas Equity Fund                              B                                2.60
Overseas Equity Fund                              C                                2.60
Opportunity Fund                                  A                                1.65
Opportunity Fund                                  B                                2.40
Opportunity Fund                                  C                                2.40

    FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, Equity Fund, Balanced Fund and Growth and Income Fund. For services to the Funds, BISYS Ohio receives an annual per fund fee accrued daily and paid monthly.

5.  INVESTMENT TRANSACTIONS:

        Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended October 31, 2001, totaled:

                                                             PURCHASES        SALES
                                                             ---------        -----
New York Tax-Free Bond Fund...............................  $ 11,045,577   $         --
Balanced Fund.............................................    24,535,223      6,372,575
Equity Fund...............................................    92,966,930    124,160,366
Growth and Income Fund....................................   156,868,028     91,236,372
Mid-Cap Fund..............................................   167,694,153    119,834,966

                                             HSBC INVESTOR FAMILY OF FUNDS    69

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 (CONTINUED)
          ......................................................................

        Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2001, totaled:

                                                            CONTRIBUTIONS   WITHDRAWALS
                                                            -------------   -----------
Limited Maturity Fund.....................................  $ 70,652,946    $  5,586,983
Fixed Income Fund.........................................    62,455,711      67,325,682
Bond Fund.................................................     5,754,705       2,078,998
International Equity Fund.................................   142,978,093     120,470,995
Overseas Equity Fund......................................     3,135,616       1,568,147
Small Cap Equity Fund.....................................   188,425,956     207,518,307
Opportunity Fund..........................................     3,260,456       3,047,396

6.  CONCENTRATION OF CREDIT RISK:

        The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent. The New York Tax-Free Bond Fund had the following concentrations by municipal funding sources at October 31, 2001, (as a percentage of total investments):

Airport.....................................................    2.2%
Development.................................................    8.9%
Education...................................................   11.7%
Finance.....................................................    8.3%
General Obligation..........................................   12.6%
Hospitals...................................................    8.9%
Medical.....................................................    5.0%
Multifamily Housing.........................................    4.5%
Pollution...................................................    6.5%
Single Family Housing.......................................    7.3%
Transportation..............................................   14.2%
Utilities...................................................    8.3%
Other.......................................................    1.6%
                                                              -----
                                                              100.0%
                                                              -----
                                                              -----

70    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 (CONTINUED)
          ......................................................................

7.  FEDERAL INCOME TAX INFORMATION (UNAUDITED):

        For federal income tax purposes, the following Funds have capital loss carryforwards as of October 31, 2001, which are available to offset future realized gains, if any:

                                                                AMOUNT      EXPIRES
                                                                ------      -------
Fixed Income Fund...........................................  $ 1,882,550    2007
                                                                1,576,583    2008
Bond Fund...................................................      159,153    2007
                                                                   91,688    2008
New York Tax-Free Bond Fund.................................      134,443    2007
                                                                  445,952    2008
                                                                   44,194    2009
Balanced Fund...............................................    1,420,035    2009
Equity Fund.................................................    5,765,400    2008
                                                                1,404,375    2009
Growth and Income Fund......................................   20,736,943    2009
Mid-Cap Fund................................................   12,570,843    2009
International Equity Fund...................................    1,506,643    2009
Small Cap Equity Fund.......................................   12,472,477    2009
Opportunity Fund............................................      591,105    2009

        For the taxable year ended October 31, 2001, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations.

                                                              QUALIFIED
                                                              DIVIDEND
                                                               INCOME
                                                               ------
Balanced Fund...............................................    27.28%
Equity Fund.................................................   100.00%
Growth and Income Fund......................................   100.00%
Small Cap Equity Fund.......................................     0.57%
Opportunity Fund............................................     0.49%

        During the year ended October 31, 2001, the New York Tax-Free Bond Fund paid $1,107,451 in tax-exempt income distributions.

        The International Equity Fund and the Overseas Equity Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Shareholders will receive more detailed information along with their 2001 Form 1099-DIV. Foreign source income and foreign tax expense as of October 31, 2001 are as follows:

                                                               FOREIGN     FOREIGN
                                                                SOURCE       TAX
                                                                INCOME     EXPENSE
                                                                ------     -------
International Equity Fund...................................  $3,341,637   $485,909
Overseas Equity Fund........................................     126,285     18,425

        During the year ended October 31, 2001, the Funds declared long-term realized gain distributions in the following amounts:

                                                              20% CAPITAL GAINS
                                                              -----------------
Mid-Cap Fund................................................     $ 1,521,437
International Equity Fund...................................      15,528,858
Overseas Equity Fund........................................         670,176
Small Cap Equity Fund.......................................      25,675,803
Opportunity Fund............................................       2,497,809

                                             HSBC INVESTOR FAMILY OF FUNDS    71

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Trustees of the
HSBC Investor Funds
HSBC Investor Advisor Funds Trust:

We have audited the accompanying statements of assets and liabilities of the HSBC Investor Limited Maturity Fund, HSBC Investor Fixed Income Fund, HSBC Investor Bond Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor International Equity Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Small Cap Equity Fund, and HSBC Investor Opportunity Fund (collectively, the Funds), including the schedules of portfolio investments of HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund, and HSBC Investor Mid-Cap Fund, as of October 31, 2001, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned by the HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund, and HSBC Investor Mid-Cap Fund as of October 31, 2001, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2001, the results of their operations, changes in their net assets and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP


Columbus, Ohio
December 14, 2001


72   HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001
          ......................................................................

---------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  62.1%

                                        PRINCIPAL
                                        AMOUNT($)    VALUE($)
                                        ---------   -----------
FEDERAL FARM CREDIT BANK  - 0.9%
5.56%, 6/14/05........................  1,000,000     1,021,098
                                                    -----------
FEDERAL HOME LOAN BANK  - 8.7%
5.38%, 1/5/04.........................  1,500,000     1,577,568
5.13%, 3/6/06.........................  8,000,000     8,392,896
                                                    -----------
                                                      9,970,464
                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 18.9%
6.38%, 11/15/03.......................  2,000,000     2,139,544
6.88%, 1/15/05........................  2,000,000     2,205,942
5.25%, 9/6/06.........................  2,000,000     2,066,520
6.00%, 6/15/11........................  5,000,000     5,424,275
Pool #C01188, 7.00%, 6/1/31...........  9,668,652    10,079,570
                                                    -----------
                                                     21,915,851
                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 18.6%
5.25%, 6/15/06........................  3,500,000     3,683,796
5.75%, 2/15/08........................  3,500,000     3,766,578
6.40%, 5/14/09........................  2,000,000     2,140,924
Pool #535063, 6.50%, 12/1/14..........  4,620,273     4,811,634
Pool #535933, 6.50%, 5/1/31...........  6,766,564     6,968,291
                                                    -----------
                                                     21,371,223
                                                    -----------
U.S. TREASURY NOTES  - 15.0%
5.63%, 2/15/06........................  7,000,000     7,609,763
4.75%, 11/15/08.......................  2,000,000     2,089,062
5.75%, 2/15/10........................  4,000,000     4,442,500
5.00%, 2/15/11........................  3,000,000     3,166,407
                                                    -----------
                                                     17,307,732
                                                    -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS...................               71,586,368
                                                    -----------

CORPORATE OBLIGATIONS  - 31.4%

AUTO MANUFACTURERS  - 1.3%
General Motors Corp., 7.20%,
 1/15/11..............................  1,500,000     1,503,771
                                                    -----------
BANKING & FINANCE  - 15.4%
Bank of America Corp., 7.40%,
 1/15/11..............................  1,500,000     1,652,808
Citigroup, Inc., 6.50%, 1/18/11.......  1,500,000     1,599,340
Countrywide Home Loan, 5.50%,
 8/1/06...............................  1,500,000     1,534,205
Ford Motor Credit Co., 6.50%,
 1/25/07..............................  2,500,000     2,492,299
Goldman Sachs Group, Inc., 6.88%,
 1/15/11..............................  1,500,000     1,582,437
Heller Financial, Inc., 6.40%,
 1/15/03..............................  1,500,000     1,562,486
Household Finance Corp., 6.50%,
 1/24/06..............................   500,000        527,675
Household Finance Corp., 6.38%,
 10/15/11.............................  1,000,000     1,015,467
Lehman Brothers Holdings, Inc., 6.25%,
 5/15/06..............................  1,000,000     1,045,431
Merrill Lynch & Co., 5.70%, 2/6/04....  2,000,000     2,097,493
Salomon Smith Barney Holdings, Inc.,
 5.88%, 3/15/06.......................  1,000,000     1,051,208
Washington Mutual Financial, Inc.,
 6.25%, 5/15/06.......................  1,500,000     1,583,195
                                                    -----------
                                                     17,744,044
                                                    -----------

CORPORATE OBLIGATIONS, CONTINUED

                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)    VALUE($)
                                        ---------   -----------
CONSUMER MANUFACTURING  - 1.3%
Honeywell International, Inc., 5.13%,
 11/1/06..............................  1,500,000     1,505,870
                                                    -----------
CONSUMER PRODUCTS  - 2.8%
Anheuser-Busch Companies, Inc., 6.00%,
 4/15/11..............................  1,500,000     1,584,905
Pepsico, Inc., 5.75%, 1/15/08.........  1,500,000     1,603,705
                                                    -----------
                                                      3,188,610
                                                    -----------
FOOD  - 0.9%
Kraft Foods, Inc., 5.63%, 11/1/11.....  1,000,000       999,470
                                                    -----------
MEDIA  - 0.9%
AOL Time Warner, Inc., 6.13%,
 4/15/06..............................  1,000,000     1,042,598
                                                    -----------
PHARMACEUTICALS  - 1.8%
Pfizer, Inc., 3.63%, 11/1/04..........  2,000,000     2,019,380
                                                    -----------
RETAIL  - 3.5%
Wal-Mart Stores, Inc., 4.63%,
 4/15/03..............................  2,000,000     2,053,142
Wal-Mart Stores, Inc., 3.25%,
 9/29/03..............................  2,000,000     2,012,632
                                                    -----------
                                                      4,065,774
                                                    -----------
TELECOMMUNICATIONS  - 3.5%
BellSouth Corp., 6.00%, 10/15/11......   500,000        509,315
Qwest Capital Funding, 7.00%,
 8/3/09 (b)...........................  2,000,000     2,008,531
Worldcom, Inc., 6.50%, 5/15/04........  1,500,000     1,556,636
                                                    -----------
                                                      4,074,482
                                                    -----------
TOTAL CORPORATE OBLIGATIONS...........               36,143,999
                                                    -----------

ASSET BACKED SECURITIES  - 4.9%

American Express Credit, 5.95%,
 12/15/06.............................  1,500,000     1,592,537
CIT Equipment Collateral, 4.32%,
 5/20/05..............................  2,000,000     2,043,611
Honda Auto Receivables Owner Trust,
 2001-2, 4.67%, 3/18/05...............  2,000,000     2,057,951
                                                    -----------
TOTAL ASSET BACKED SECURITIES.........                5,694,099
                                                    -----------

INVESTMENT COMPANIES  - 0.4%

Dreyfus Cash Management Fund..........   405,606        405,606
                                                    -----------
TOTAL INVESTMENT COMPANIES............                  405,606
                                                    -----------
TOTAL INVESTMENTS
 (COST $109,248,371) (a)  - 98.8%.....              113,830,072
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $115,179,967.

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............ $4,592,369
     Unrealized depreciation............    (10,668)
                                         ----------
     Net unrealized appreciation........ $4,581,701
                                         ----------
                                         ----------

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.


See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    73

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001
 ................................................................................

---------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  38.9%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 11.0%
5.75%, 9/15/10........................  4,910,000*     4,762,304
6.75%, 9/15/29........................  9,700,000     11,216,594
Pool #180881, 10.50%, 10/1/11.........     30,829         34,567
Pool #308433, 10.50%, 11/1/18.........     20,832         23,644
Pool #555201, 11.00%, 9/1/16..........     20,231         23,085
Pool #555283, 10.00%, 9/1/17..........     91,812        101,634
Pool #A00814, 10.00%, 11/1/20.........    226,378        254,473
Pool #A01417, 10.00%, 3/1/21..........    167,368        187,393
Pool #A01521, 9.50%, 12/1/16..........     74,548         82,482
Pool #A01663, 10.00%, 11/1/16.........    181,534        202,723
Pool #A01706, 10.00%, 6/1/17..........    228,329        255,648
Pool #C01081, 8.50%, 10/1/30..........    748,649        794,310
Pool #C38572, 8.00%, 5/1/30...........    638,210        675,059
Pool #C39168, 8.00%, 6/1/30...........    669,107        707,740
Pool #C39291, 8.00%, 6/1/30...........    484,194        512,151
Pool #C39320, 8.00%, 6/1/30...........    594,624        628,956
Pool #C39745, 8.00%, 6/1/30...........    492,575        521,016
Pool #C41005, 8.50%, 8/1/30...........    876,121        929,557
Pool #C41562, 8.00%, 8/1/30...........    531,166        561,835
Pool #C41674, 8.00%, 8/1/30...........    501,957        530,939
Pool #C41797, 8.00%, 9/1/30...........    567,612        600,385
Pool #C42016, 8.00%, 9/1/30...........    656,085        693,967
Pool #C42095, 8.00%, 9/1/30...........  1,005,105      1,063,139
Pool #C42343, 8.00%, 9/1/30...........    608,277        643,398
Pool #C43224, 8.50%, 10/1/30..........    163,955        173,955
Pool #C43803, 8.50%, 10/1/30..........    233,650        247,901
Pool #D18976, 10.00%, 3/1/20..........    188,921        210,304
                                                     -----------
                                                      26,639,159
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 19.1%
6.00%, 8/22/08........................ 10,000,000     10,292,780
6.25%, 5/15/29........................  5,995,000      6,513,088
7.25%, 5/15/30........................  1,730,000      2,126,999
Pool #124783, 10.50%, 12/1/16.........     25,537         28,604
Pool #250202, 8.50%, 11/1/14..........    361,405        387,658
Pool #250282, 8.50%, 3/1/15...........     87,522         93,726
Pool #253267, 8.50%, 5/1/30...........    254,396        270,174
Pool #253348, 8.50%, 6/1/30...........    854,183        907,159
Pool #253399, 8.50%, 8/1/30...........    924,734        982,086
Pool #253438, 8.50%, 9/1/30...........  2,440,055      2,591,386
Pool #253461, 8.50%, 7/1/20...........    177,419        188,474
Pool #253517, 8.50%, 11/1/30..........    321,591        341,536
Pool #253576, 8.50%, 10/1/20..........    316,557        336,280
Pool #253774, 8.50%, 2/1/31...........    482,954        512,806
Pool #253872, 8.50%, 5/1/31...........    313,760        333,154
Pool #303157, 10.00%, 5/1/22..........     25,700         28,788
Pool #323073, 10.50%, 10/1/18.........    182,267        206,636
Pool #323166, 9.50%, 8/1/22...........    370,360        409,879
Pool #323559, 10.00%, 6/1/20..........    282,531        318,225
Pool #418458, 10.00%, 11/1/18.........    528,782        593,938
Pool #427683, 10.50%, 6/1/09..........    452,853        502,535
Pool #44176, 10.00%, 6/1/20...........     45,513         51,298
Pool #513942, 8.50%, 9/1/29...........    705,503        751,601
Pool #535332, 8.50%, 4/1/30...........  1,618,440      1,724,189
Pool #535435, 8.50%, 8/1/30...........    278,101        295,349
Pool #535440, 8.50%, 8/1/30...........  2,263,971      2,404,381
Pool #535488, 8.50%, 9/1/30...........    113,445        120,481




----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONT'D.
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Pool #535608, 9.50%, 4/1/30...........  1,642,978      1,820,983
Pool #536285, 8.50%, 8/1/30...........     16,215         17,221
Pool #537840, 8.50%, 8/1/30...........     95,349        101,262
Pool #538532, 8.50%, 6/1/30...........    335,198        355,987
Pool #538707, 8.50%, 6/1/30...........     68,686         72,946
Pool #542100, 8.50%, 5/1/30...........    351,170        372,949
Pool #542582, 8.50%, 8/1/30...........    149,884        159,180
Pool #543119, 8.50%, 7/1/30...........    109,529        116,322
Pool #543140, 8.50%, 6/1/30...........    133,613        141,899
Pool #546297, 8.50%, 7/1/30...........     65,163         69,204
Pool #546591, 8.50%, 6/1/30...........     50,616         53,755
Pool #547078, 8.50%, 7/1/30...........     59,940         63,657
Pool #548965, 8.50%, 7/1/30...........  1,447,564      1,537,341
Pool #550283, 8.50%, 8/1/30...........     28,197         29,946
Pool #551989, 8.50%, 10/1/30..........    630,909        670,038
Pool #552591, 8.50%, 9/1/30...........    471,730        500,987
Pool #554167, 8.50%, 9/1/30...........    313,977        333,450
Pool #556565, 8.50%, 10/1/30..........    172,385        183,076
Pool #557247, 8.50%, 8/1/30...........    599,769        636,966
Pool #558284, 8.50%, 10/1/30..........      5,951          6,320
Pool #559452, 8.50%, 1/1/31...........    122,830        130,448
Pool #560796, 8.50%, 10/1/30..........    140,193        148,888
Pool #560880, 8.50%, 3/1/31...........    185,253        196,704
Pool #562204, 8.50%, 12/1/30..........    122,201        129,780
Pool #562338, 8.50%, 1/1/31...........    349,899        371,600
Pool #563935, 8.50%, 1/1/31...........     68,267         72,501
Pool #566660, 8.50%, 12/1/30..........    158,790        168,638
Pool #572688, 8.50%, 2/1/31...........    261,673        277,847
Pool #573601, 8.50%, 3/1/31...........    331,370        351,853
Pool #573718, 8.50%, 2/1/31...........    295,632        313,967
Pool #573752, 8.50%, 2/1/31...........  2,332,788      2,477,466
Pool #575689, 8.50%, 10/1/30..........     43,585         46,433
Pool #576146, 8.50%, 1/1/31...........    372,642        395,753
Pool #577306, 8.50%, 4/1/31...........    262,782        279,025
Pool #583128, 8.50%, 2/1/31...........    409,880        435,300
Pool #82931, 10.00%, 10/1/19..........      8,734          9,830
Pool #83435, 10.00%, 11/1/19..........     18,663         21,021
Pool #83880, 10.00%, 11/1/19..........      2,914          3,282
Pool #84964, 10.00%, 11/1/19..........      6,154          6,926
Pool #87291, 10.00%, 1/1/20...........      3,733          4,208
                                                     -----------
                                                      46,398,169
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 4.2%
Pool #120587, 13.50%, 11/15/14........     12,439         15,037
Pool #136224, 10.00%, 11/15/15........     31,564         35,960
Pool #150312, 11.50%, 2/15/16.........     11,069         12,984
Pool #163997, 10.50%, 8/15/16.........      7,617          8,790
Pool #164353, 10.50%, 6/15/16.........     22,698         26,192
Pool #164356, 10.50%, 6/15/16.........     67,614         78,021
Pool #199010, 10.00%, 1/15/17.........     19,960         22,806
Pool #227192, 10.00%, 6/15/19.........     23,393         26,786
Pool #253821, 10.00%, 10/15/18........     16,175         18,503
Pool #257153, 10.00%, 11/15/18........      7,190          8,225
Pool #258345, 10.00%, 6/15/19.........      2,467          2,825
Pool #265085, 10.00%, 4/15/19.........     16,995         19,459
Pool #271874, 10.00%, 4/15/19.........      6,506          7,450
Pool #278742, 10.50%, 9/15/19.........     38,340         44,409
Pool #282210, 10.50%, 11/15/19........     78,409         90,821

74    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS, CONT'D.
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Pool #301274, 10.00%, 1/15/21.........     29,881         34,269
Pool #38500, 11.00%, 1/15/10..........     36,655         42,013
Pool #38712, 11.00%, 3/15/10..........     13,871         15,898
Pool #39798, 11.00%, 6/15/10..........     14,667         16,810
Pool #41650, 11.00%, 8/15/10..........     27,622         31,660
Pool #41840, 11.00%, 8/15/10..........     37,168         42,601
Pool #42490, 11.00%, 7/15/10..........     24,259         27,805
Pool #43699, 11.00%, 9/15/10..........     18,145         20,798
Pool #44103, 11.00%, 9/15/10..........     16,447         18,851
Pool #780047, 9.00%, 12/15/17.........    456,947        502,295
Pool #780066, 10.50%, 12/15/20........    177,600        205,905
Pool #780081, 10.00%, 2/15/25.........     59,759         68,681
Pool #780127, 10.50%, 4/15/25.........     54,731         63,644
Pool #780164, 10.00%, 12/15/17........    112,967        129,074
Pool #780203, 9.50%, 12/15/17.........    299,664        334,436
Pool #780311, 9.50%, 12/15/21.........    218,557        243,584
Pool #780377, 9.00%, 12/15/19.........    405,269        445,459
Pool #780378, 11.00%, 1/15/19.........    105,414        122,601
Pool #780384, 11.00%, 2/15/17.........    123,817        144,706
Pool #780472, 10.00%, 3/15/25.........    193,027        221,848
Pool #780517, 10.50%, 1/15/18.........     41,473         47,987
Pool #780614, 11.00%, 3/15/18.........    284,121        332,502
Pool #780784, 10.00%, 8/15/21.........    287,875        330,149
Pool #780804, 10.00%, 12/15/20........    817,293        936,618
Pool #780826, 9.50%, 5/15/18..........    543,258        606,346
Pool #780904, 9.50%, 7/15/18..........    369,159        411,647
Pool #780991, 9.00%, 11/15/24.........    417,821        456,270
Pool #80094, 7.75% (b)................    100,378        105,093
Pool #80106, 7.75% (b)................    284,329        297,685
Pool #80114, 7.75% (b)................    180,723        189,212
Pool #80123, 7.63% (b)................    327,473        341,893
Pool #80137, 7.63% (b)................    359,582        375,416
Pool #80145, 7.63% (b)................     88,142         92,023
Pool #80156, 6.38% (b)................     98,249        101,228
Pool #8599, 6.38% (b).................     90,612         93,363
Pool #8613, 6.38% (b).................    244,947        252,382
Pool #8619, 6.38% (b).................     59,752         61,566
Pool #8621, 6.38% (b).................    304,182        313,416
Pool #8623, 6.38% (b).................    208,534        214,864
Pool #8624, 6.38% (b).................    467,504        481,695
Pool #8628, 6.38% (b).................     65,096         67,072
Pool #8631, 6.38% (b).................    137,192        141,356
Pool #8634, 6.38% (b).................     77,220         79,563
Pool #8643, 6.38% (b).................    191,434        197,245
Pool #8646, 6.38% (b).................    124,983        128,777
Pool #8663, 7.75% (b).................     72,682         76,092
Pool #8686, 7.75% (b).................    260,073        272,273
                                                     -----------
                                                      10,154,939
                                                     -----------
U.S. TREASURY NOTES  - 4.6%
5.75%, 8/15/03........................  3,300,000      3,494,905
4.63%, 5/15/06........................  4,300,000      4,498,875
5.00%, 2/15/11........................  3,100,000      3,271,954
                                                     -----------
                                                      11,265,734
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS...................                94,458,001
                                                     -----------




----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 44.3%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
AEROSPACE & DEFENSE  - 0.8%
Lockheed Martin Corp., 8.50%,
 12/1/29..............................    600,000        732,244
Raytheon Co., 8.20%, 3/1/06...........    595,000        659,007
Raytheon Co., 8.30%, 3/1/10...........    325,000        368,215
United Technologies Corp., 7.13%,
 11/15/10.............................    230,000        255,369
                                                     -----------
                                                       2,014,835
                                                     -----------
AUTO PARTS & EQUIPMENT  - 0.2%
TRW, Inc., 7.63%, 3/15/06.............    445,000        467,143
                                                     -----------
AUTOMOTIVE  - 0.7%
Daimler-Chrysler NA Holdings, 8.00%,
 6/15/10..............................    380,000        399,847
Daimler-Chrysler NA Holdings, 8.50%,
 1/18/31..............................    185,000        194,400
Delphi Auto Systems Corp., 7.13%,
 5/1/29...............................    225,000        201,301
Ford Motor Co., 6.63%, 10/1/28........    830,000        700,632
Ford Motor Co., 7.45%, 7/16/31........    335,000        313,222
                                                     -----------
                                                       1,809,402
                                                     -----------
BANKING  - 1.2%
Bank of America Corp., 7.40%,
 1/15/11..............................    890,000        980,667
Bank One Corp., 7.88%, 8/1/10.........    205,000        231,912
Bank One Corp., 7.63%, 10/15/26.......    410,000        448,575
Bank One Corp., 8.00%, 4/29/27........    295,000        336,091
Chase Manhattan Corp., 7.00%,
 11/15/09.............................    485,000        520,126
State Street Corp., 7.65%, 6/15/10....    405,000        461,834
                                                     -----------
                                                       2,979,205
                                                     -----------
CABLE  - 0.6%
Cox Communications, Inc., 7.75%,
 11/1/10..............................    545,000        598,081
CSC Holdings, Inc., 7.88%, 12/15/07...    560,000        593,000
CSC Holdings, Inc., 8.13%, 7/15/09....    110,000        115,648
CSC Holdings, Inc., 7.63%, 7/15/18....    285,000        267,153
                                                     -----------
                                                       1,573,882
                                                     -----------
COMPUTER SOFTWARE & SYSTEMS  - 0.2%
Hyundai Semiconductor, 8.25%,
 5/15/04 (c)..........................     75,000         30,140
Hyundai Semiconductor, 8.63%,
 5/15/07 (c)..........................    220,000         68,518
Sun Microsystems, Inc., 7.65%,
 8/15/09..............................    370,000        387,095
                                                     -----------
                                                         485,753
                                                     -----------
FINANCE  - 18.5%
Aetna, Inc., 7.88%, 3/1/11............    680,000        691,838
Ahold Finance USA, Inc., 8.25%,
 7/15/10..............................    275,000        315,416
Ahold Finance USA, Inc., 6.88%,
 5/1/29...............................    320,000        316,008
AIG SunAmerica Global Financing VI,
 6.30%, 5/10/11 (c)...................  1,285,000      1,363,673
American Express, 6.88%, 11/1/05......    500,000        537,155
American General Corp., 7.50%,
 8/11/10..............................    280,000        317,412
American General Corp., 7.50%,
 7/15/25..............................    650,000        716,595
Anthem Insurance, 9.13%, 4/1/10 (c)...    410,000        448,130
Anthem Insurance, 9.00%, 4/1/27 (c)...    610,000        614,661
AXA Financial, Inc., 6.50%, 4/1/08....    330,000        347,044
Citigroup, Inc., 7.25%, 10/1/10.......  1,315,000      1,458,306
Citigroup, Inc., 6.63%, 1/15/28.......    300,000        301,971
EOP Operating LP, 6.76%, 6/15/07......    475,000        499,509
EOP Operating LP, 7.25%, 6/15/28......    170,000        160,706
EOP Operating LP, 7.50%, 4/19/29......    325,000        328,567
Farmers Exchange Capital, 7.05%,
 7/15/28 (c)..........................    775,000        646,180

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    75

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Farmers Insurance Exchange, 8.63%,
 5/1/24...............................    475,000        482,722
Florida Property & Casualty, 7.38%,
 7/1/03 (c)...........................    250,000        266,068
Florida Windstorm, 7.13%,
 2/25/19 (c)..........................  1,215,000      1,267,539
Ford Credit Co., 7.38%, 10/28/09......  1,280,000      1,298,263
General Electric Capital Corp., 7.38%,
 1/19/10..............................    895,000      1,020,378
General Motors Acceptance Corp.,
 8.00%, 11/1/31.......................  7,000,000      7,059,690
Goldman Sachs Group, Inc., 6.88%,
 1/15/11..............................  6,160,000      6,498,542
Hartford Financial Services Group,
 7.90%, 6/15/10.......................    175,000        198,592
Hartford Life, Inc., 7.38%, 3/1/31....    720,000        756,436
Household Finance Corp., 5.88%,
 2/1/09...............................    755,000        754,111
Household Finance Corp., 8.00%,
 7/15/10..............................    410,000        461,370
Hutchison Whampoa Ltd., 7.45%,
 8/1/17 (c)...........................    805,000        801,180
Jet Equipment Trust, 10.00%,
 6/15/12 (c)..........................    175,000        201,056
John Hancock, 7.38%, 2/15/24..........    850,000        879,512
Lehman Brothers, 7.88%, 8/15/10.......  5,000,000      5,570,730
Metropolitan Life Insurance Co.,
 7.45%, 11/1/23 (c)...................    625,000        629,579
Metropolitan Life Insurance Co.,
 7.80%, 11/1/25 (c)...................    550,000        588,609
Nationwide Mutual Insurance Co.,
 7.50%, 2/15/24 (c)...................    550,000        515,145
New York Life Insurance, 7.50%,
 12/15/23 (c).........................    500,000        509,110
Nisource Finance Corp., 7.88%,
 11/15/10.............................    915,000      1,025,478
Oil Purchase Co. II, 7.10%,
 4/30/02 (c)..........................    173,004        171,407
Oil Purchase Co. II, 10.73%,
 1/31/04 (c)..........................    141,126        143,094
PNC Institutional Capital Trust A,
 7.95%, 12/15/26 (c)..................    375,000        395,140
Prime Property Funding II, 6.80%,
 8/15/02 (c)..........................    215,000        220,616
Prime Property Funding II, 7.00%,
 8/15/04 (c)..........................    420,000        444,704
Prudential Insurance Co., 8.30%,
 7/1/25...............................  1,095,000      1,206,483
Washington Mutual, Inc., 8.25%,
 4/1/10...............................    500,000        570,678
World Financial Properties, 6.91%,
 9/1/13 (c)...........................    654,549        654,549
World Financial Properties, 6.95%,
 9/1/13 (c)...........................    960,000        960,000
                                                     -----------
                                                      44,613,952
                                                     -----------
FOOD -- DIVERSIFIED  - 2.7%
Kellogg Co., 6.60%, 4/1/11............  5,000,000      5,300,919
Kellogg Co., 7.45%, 4/1/31............    605,000        663,369
Unilever Capital Corp., 7.13%,
 11/1/10..............................    620,000        695,979
                                                     -----------
                                                       6,660,267
                                                     -----------
GOVERNMENTS (FOREIGN)  - 0.8%
Government of Quebec, 6.13%,
 1/22/11..............................    825,000        877,930
Republic of Colombia, 11.75%,
 2/25/20..............................    450,000        438,075
United Mexican States, 8.38%,
 1/14/11..............................    120,000        123,060
United Mexican States, 8.13%,
 12/30/19.............................    495,000        470,250
                                                     -----------
                                                       1,909,315
                                                     -----------
HEALTH CARE  - 1.5%
American Home Products Corp., 6.70%,
 3/15/11 (c)..........................    960,000      1,030,052
Columbia HCA Healthcare, 9.00%,
 12/15/14.............................    215,000        251,100




----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Columbia HCA Healthcare, 7.19%,
 11/15/15.............................    430,000        426,136
Columbia HCA Healthcare, 7.58%,
 9/15/25..............................    325,000        314,198
Health Net, Inc., 8.38%,
 4/15/11 (c)..........................    590,000        631,251
Pharmacia Corp., 6.60%, 12/1/28.......  1,025,000      1,078,713
                                                     -----------
                                                       3,731,450
                                                     -----------
HOTELS & LODGING  - 0.2%
Harrahs Operating Co., Inc., 8.00%,
 2/1/11 (c)...........................    575,000        592,532
                                                     -----------
MEDIA  - 1.4%
AOL Time Warner, Inc., 7.63%,
 4/15/31..............................    655,000        687,229
News America Holdings, 8.88%,
 4/26/23..............................    400,000        439,434
News America Holdings, 7.75%,
 1/20/24..............................    170,000        167,928
News America, Inc., 7.28%, 6/30/28....    700,000        654,995
Time Warner Cos., Inc., 7.57%,
 2/1/24...............................    240,000        249,273
Time Warner, Inc., 6.63%, 5/15/29.....    530,000        500,594
Viacom, Inc., 6.63%, 5/15/11..........    785,000        820,744
                                                     -----------
                                                       3,520,197
                                                     -----------
OIL & GAS  - 0.8%
Conoco, Inc., 6.95%, 4/15/29..........  1,130,000      1,138,371
Pemex Project Funding Master Trust,
 9.13%, 10/13/10......................    215,000        225,750
Williams Cos., Inc., 7.50%, 1/15/31...    515,000        512,466
Williams Cos., Inc., 7.75%, 6/15/31...    120,000        122,961
                                                     -----------
                                                       1,999,548
                                                     -----------
REFUSE SYSTEMS  - 0.4%
USA Waste Services, Inc., 7.00%,
 7/15/28..............................    700,000        679,740
Waste Management, Inc., 7.38%,
 5/15/29..............................    320,000        325,309
                                                     -----------
                                                       1,005,049
                                                     -----------
RENTAL -- AUTO EQUIPMENT  - 2.9%
Hertz Corp., 4.13% (b)................  7,000,000      7,000,000
                                                     -----------
RETAIL  - 5.3%
Albertsons, Inc., 7.45%, 8/1/29.......    985,000      1,037,502
Delhaize America, Inc., 9.00%,
 4/15/31..............................    785,000        944,671
Federated Department Stores, 7.00%,
 2/15/28..............................    220,000        203,050
Federated Department Stores, 6.90%,
 4/1/29...............................    610,000        553,572
International Flavors & Fragrance,
 6.45%, 5/15/06 (c)...................    635,000        652,255
K-Mart Funding Corp., 8.80%, 7/1/10...    180,946        170,363
Kroger Co., 7.70%, 6/1/29.............    885,000        981,400
Kroger Co., 7.50%, 4/1/31.............    250,000        272,120
Lowes Companies, 6.88%, 2/15/28.......    385,000        386,153
Lowes Companies, 6.50%, 3/15/29.......    630,000        603,583
Safeway, Inc., 6.50%, 3/1/11..........    120,000        126,984
Safeway, Inc., 7.25%, 2/1/31..........    495,000        536,245
Saks, Inc., 7.38%, 2/15/19............    350,000        217,000
Target Corp., 7.50%, 8/15/10..........    705,000        798,810
Wal-Mart Stores, Inc., 5.45%,
 8/1/06...............................  3,700,000      3,882,152
Wal-Mart Stores, Inc., 6.88%,
 8/10/09..............................    165,000        184,460
Wal-Mart Stores, Inc., 7.55%,
 2/15/30..............................    950,000      1,133,095
                                                     -----------
                                                      12,683,415
                                                     -----------
TELECOMMUNICATIONS  - 4.3%
AT&T Corp., 6.50%, 3/15/29............    425,000        367,368
AT&T Wireless Services, Inc., 8.75%,
 3/1/31 (c)...........................    695,000        789,325

76    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Bellsouth Telecommunications, 6.38%,
 6/1/28...............................    795,000        765,863
British Telecom PLC, 8.63%,
 12/15/30.............................    780,000        932,513
Clear Channel Communications, 7.65%,
 9/15/10..............................    350,000        369,971
Deutsche Telekom International Finance
 BV, 8.25%, 6/15/30...................    925,000      1,024,995
GTE Corp., 6.94%, 4/15/28.............    670,000        678,715
Lenfest Communications, 7.63%,
 2/15/08..............................    660,000        718,674
Nortel Networks Ltd., 6.13%,
 2/15/06..............................    715,000        557,071
Qwest Capital Funding, Inc., 7.90%,
 8/15/10..............................    165,000        175,911
Qwest Capital Funding, Inc., 7.75%,
 2/15/31..............................    795,000        786,462
Telus Corp., 8.00%, 6/1/11............    415,000        452,381
Vodafone Group PLC, 7.75%, 2/15/10....    135,000        151,095
Vodafone Group PLC, 7.88%, 2/15/30....    970,000      1,104,862
WorldCom, Inc., 6.95%, 8/15/28........  1,265,000      1,120,710
WorldCom, Inc., 8.25%, 15/5/31........    280,000        286,708
                                                     -----------
                                                      10,282,624
                                                     -----------
TRANSPORTATION  - 0.5%
Continental Airlines, 7.46%, 4/1/15...    165,376        164,363
Continental Airlines, 6.65%,
 9/15/17..............................    343,617        323,261
Continental Airlines, 6.55%, 2/2/19...    294,638        271,638
US Airways Pass Through Trust, 8.11%,
 2/20/17..............................    340,893        366,569
US Airways, Inc., 7.08%, 3/20/21......    114,801        117,972
                                                     -----------
                                                       1,243,803
                                                     -----------
UTILITIES  - 1.3%
American Electric Power, 6.13%,
 5/15/06..............................    195,000        200,827
Calpine Corp., 8.50%, 2/15/11.........    700,000        704,397
DTE Energy Co., 7.05%, 6/1/11.........    335,000        363,981
Exelon Corp., 6.75%, 5/1/11...........    120,000        125,565
Mirant Americas Generation, L.L.C.,
 7.63%, 5/1/06........................    240,000        251,466
Progress Energy, Inc., 7.10%,
 3/1/11...............................    400,000        431,646
PSEG Energy Holdings, 9.13%,
 2/10/04..............................    430,000        459,773
RAS Laffan Liquid Natural Gas, 8.29%,
 3/15/14 (c)..........................    695,000        740,174
                                                     -----------
                                                       3,277,829
                                                     -----------
TOTAL CORPORATE OBLIGATIONS...........               107,850,201
                                                     -----------

----------------------------------------------------------------
 ASSET BACKED SECURITIES  - 9.2%
Arcadia Automobile Receivables Trust
 97 C A4, 6.38%, 1/15/03..............     34,326         34,402
Arcadia Automobile Receivables Trust
 97 D A3, 6.20%, 5/15/03..............     56,410         56,662
Associates Automobile Receivables
 Trust 00 1 A2, 7.15%, 3/15/03........    261,803        262,283
Banc of America Commercial
 Mortgage, Inc. 00 2 A2, 7.20%,
 5/15/10..............................  1,350,000      1,493,209
Banc One Home Equity Trust 99 1 A1,
 6.06%, 1/25/12.......................     38,973         39,005
BMW Vehicle Lease Trust 00 A A2,
 6.65%, 2/25/05.......................    881,844        891,465
Chevy Chase Auto Receivables Trust
 97 4 A, 6.25%, 6/15/04...............     56,873         57,411
Citibank Credit Card Issuance Trust 00
 A3 A3, 6.88%, 11/15/09...............  2,230,000      2,482,896




----------------------------------------------------------------
 ASSET BACKED SECURITIES, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Connecticut RRB Special Purpose
 Trust CL&P-1 01 1 A5, 6.21%,
 12/30/11.............................  1,400,000      1,515,909
Daimler Chrysler Auto Trust
 00 E A2, 6.21%, 12/8/03..............    932,735        950,712
Detroit Edison Securitization Funding
 LLC 01 1 A3, 5.88%, 3/1/10...........    715,000        757,773
Detroit Edison Securitization Funding
 LLC 01 1 A5, 6.42%, 3/1/15...........    835,000        901,424
EQCC Home Equity Loan Trust 99 3
 A1F, 6.55%, 4/25/10..................     64,083         64,083
First Security Auto Grantor Trust 98 A
 A, 5.97%, 4/15/04....................     86,868         86,988
First Security Auto Owner Trust 00 1
 A2, 7.20%, 5/13/03...................    174,694        175,329
First Security Auto Owner Trust 00 2
 A2, 6.80%, 8/15/03...................    516,258        521,428
First Union-Chase Commercial
 Mortgage 99 C2 A2, 6.65%, 4/15/09....  1,195,000      1,287,376
Ford Credit Auto Owner Trust 01 A
 A3, 5.35%, 7/15/03...................  1,061,361      1,074,996
Freddie Mac Structured Pass Through
 Securities T 31 A1, 5.94%, 6/25/15...    499,928        503,473
Global Rated Eligible Asset Trust
 1998-A, 7.33%, 3/16/06 (d)...........    235,652         42,417
Harley-Davidson Eaglemark
 Motorcycle Trust 99 2 A1, 5.84%,
 10/15/03.............................     39,485         39,582
HFC Home Equity Loan 99 1 A1,
 6.83%, 12/20/16......................     23,363         23,331
Honda Auto Receivables Owner Trust
 00 1 A2, 6.65%, 12/16/02.............    707,128        712,526
MBNA Master Credit Card Trust 00 E
 A, 7.80%, 10/15/12...................  1,200,000      1,401,944
MBNA Master Credit Card Trust 99 B
 A, 5.90%, 8/15/11....................  1,055,000      1,116,657
Nissan Auto Receivables Grantor Trust
 98 A A, 5.45%, 4/15/04...............    206,207        206,449
Nissan Auto Receivables Owner Trust
 00 B A2, 7.15%, 12/16/02.............    388,165        390,777
Nissan Auto Receivables Owner Trust
 00 C A2, 6.71%, 3/17/03..............    757,430        765,142
Peco Energy Transition Trust 00 A
 A3, 7.63%, 3/1/10....................  1,200,000      1,385,443
Peco Energy Transition Trust 01 A
 A1, 6.52%, 12/31/10..................  1,100,000      1,206,025
PSE&G Transition Funding LLC 01 1
 A6, 6.61%, 6/15/15...................    710,000        778,559
Residential Asset Securities Corp. 00
 KS5 AI1, 7.21%, 9/25/16..............    630,723        639,822
Smart (CFS) 97 6 A1, 7.71%,
 4/15/06 (d)..........................    251,252         42,713
Toyota Auto Receivables Owner Trust
 01 A A2, 5.38%, 12/15/03.............    497,657        502,939
                                                     -----------
TOTAL ASSET BACKED SECURITIES.........                22,411,150
                                                     -----------

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  - 7.5%
American Southwest Financial
 Securities Corp. 93 2 A1, 7.30%,
 1/18/09..............................     64,140         69,991
B A Mortgage Securities, Inc. 97 1 A2,
 2.92% (b)............................     50,342         50,401

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    77

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Chase Commercial Mortgage Securities
 Corp. 99 2 A2, 7.20%, 11/15/09.......  1,400,000      1,546,665
DLJ Mortgage Acceptance Corp. IO
 97 CF1 S, 1.06% (b) (c)..............  2,440,509         96,165
Fannie Mae 94 97 FC, 3.14% (b)........     79,167         79,450
Fannie Mae 96 14 PO, 7.93%,
 12/25/23 (e).........................     50,405         48,518
Fannie Mae FNR 01 24 FA, 2.57% (b)....    188,706        188,852
Fannie Mae IE 92 89 SQ, 18.31%,
 6/25/22 (e)..........................        251         21,716
Fannie Mae IE 97 30 SP, 22.18%,
 4/25/22 (e)..........................        663         58,379
Fannie Mae IO 00 16 PS, 6.18% (b).....  2,863,563        174,169
Fannie Mae IO 01 4 SA, 5.03% (b)......  3,486,141        317,303
Fannie Mae IO 200 32 SV, 6.09% (b)....  2,584,386        152,860
Fannie Mae IO 270 2, 8.50%, 9/1/23....  1,076,168        193,188
Fannie Mae IO 296 2, 8.00%, 4/1/24....  1,389,619        256,016
Fannie Mae IO 306, 8.00%, 5/1/30......  3,912,945        532,685
Fannie Mae IO 307, 8.00%, 6/1/30......    234,920         29,233
Freddie Mac 1710 D, 3.01% (b).........    246,066        246,244
Freddie Mac IO 1534 K, 4.84% (b)......  4,027,153        307,958
Freddie Mac IO 207, 7.00%, 4/1/30.....  1,152,832        144,973
Freddie Mac IO 2141 SD, 5.63% (b).....  2,623,335        276,552
Freddie Mac IO 2182 SC, 5.92% (b).....  3,595,126         49,579
Freddie Mac IO 2247 SC, 4.97% (b).....  3,324,627        148,083
GE Capital Commercial Mortgage
 Corp. 01 1 A1, 6.08%, 10/15/10.......    684,231        718,247
GMAC Commercial Mortgage
 Securities, Inc. 98 C2 A2, 6.42%,
 8/15/08..............................  1,175,000      1,252,227
GMAC Commercial Mortgage
 Securities, Inc. IO 97 C2 X,
 1.82% (b)............................  1,335,477         72,336
Government National Mortgage
 Association IO 99 29 SD, 5.47% (b)...  2,741,202        200,260
Government National Mortgage
 Association IO 99 30 S, 6.07% (b)....  2,973,590        233,171
Government National Mortgage
 Association IO 99 30 SA, 5.47% (b)...  3,108,092        237,970
Government National Mortgage
 Association IO 99 32 SB, 5.47% (b)...  2,408,739        160,115
Government National Mortgage
 Association IO 99 44 SA, 6.02% (b)...  2,013,376        202,350
GS Mortgage Securities Corp. IO 97
 GL X2, 0.89% (b).....................  1,141,430         35,658
LB-UBS Commercial Mortgage Trust
 00 C3 A1, 7.95%, 7/15/09.............    677,191        755,559
LB-UBS Commercial Mortgage Trust
 00 C4 A2, 7.37%, 6/15/10.............  1,200,000      1,336,916
Morserv, Inc. 96 2 IA1, 3.27% (b).....    221,377        222,559
PNC Mortgage Acceptance Corp. 00
 C2 A2, 7.30%, 9/12/10................  1,200,000      1,329,237
Salomon Brothers Mortgage Securities
 VII 00 C3 A2, 6.59%, 10/18/10........  1,300,000      1,392,249




----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Union Acceptance Corp. 01 C B,
 4.73%, 11/9/09.......................  5,000,000      4,991,799
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS..........................                18,129,633
                                                     -----------

----------------------------------------------------------------
 YANKEE BONDS  - 0.5%
Tyco International Group, 6.88%,
 9/5/02...............................    340,000        350,251
Tyco International Group, 6.75%,
 2/15/11..............................    675,000        704,072
Tyco International Group, 7.00%,
 6/15/28..............................     90,000         90,685
                                                     -----------
TOTAL YANKEE BONDS....................                 1,145,008
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.2%
Dreyfus Cash Management Fund..........  2,896,875      2,896,875
                                                     -----------
TOTAL INVESTMENT COMPANIES............                 2,896,875
                                                     -----------
TOTAL INVESTMENTS
 (COST $234,685,737) (a)  - 101.6%....               246,890,868
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $242,913,701.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $7,700. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.........  $14,484,302
      Unrealized depreciation.........   (2,286,871)
                                        -----------
      Net unrealized appreciation.....  $12,197,431
                                        -----------
                                        -----------

(b) Variable rate security. The interest rate on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on October 31, 2001. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(d) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Represents an illiquid security, valued in good faith by the investment manager. The Portfolio has received partial payment for this security.

(e) Rate presented indicates the effective yield at time of purchase.

 * The principal amount of the security is denominated in Euro.

IE -- ('IOette') Represents the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal.
IO  -- Interest Only security
PO -- Principal Only security

78    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001
 ................................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - 91.8%
                                           SHARES      VALUE($)
                                          ---------   -----------
AUSTRALIA  - 3.2%
Australia & New Zealand Bank Group
 Ltd....................................    174,921     1,574,648
BHP Billiton Ltd........................    309,513     1,394,688
BHP Billiton Ltd. ADR...................    173,055     1,581,724
Fosters Brewing Group Ltd...............    300,299       733,560
National Australia Bank Ltd.............     52,000       802,131
News Corp. Ltd..........................     27,047       186,703
News Corp. Ltd. ADR.....................      8,275       227,728
Westpac Banking Corp. Ltd...............      9,451        70,581
WMC Ltd.................................    235,400     1,108,243
Woolworths Ltd..........................    200,000     1,144,431
                                                      -----------
                                                        8,824,437
                                                      -----------
CANADA  - 3.2%
Abitibi-Consolidated, Inc...............     86,500       528,835
Alcan Aluminium Ltd. (b)................      2,800        85,945
ATI Technologies, Inc. (b)..............     60,900       503,981
Bank of Nova Scotia.....................     23,400       646,723
Bombardier, Class B.....................    147,300       956,252
Magna International, Inc. (b)...........     29,500     1,561,644
National Bank of Canada (b).............     52,100       796,310
Nortel Networks Corp. ADR...............    175,000     1,016,750
Suncor Energy, Inc......................     22,800       691,296
Thomson Corp............................     68,300     1,907,028
                                                      -----------
                                                        8,694,764
                                                      -----------
FINLAND  - 3.3%
Nokia Corp. ADR.........................     35,800       734,258
Nokia Oyj...............................    344,200     7,201,511
UPM-Kymmene Oyj.........................     35,000     1,137,991
                                                      -----------
                                                        9,073,760
                                                      -----------
FRANCE  - 6.4%
Accor SA (b)............................     23,200       728,624
Bouygues................................    104,390     3,196,696
Groupe Danone (b).......................      8,800     1,018,473
L'Air Liquide (b).......................      8,000     1,079,358
LVMH (Moet Hennessy Louis Vuitton)......     11,500       405,709
Michelin, B Shares......................     21,900       677,145
Pechiney SA, A Shares...................     11,500       528,240
PSA Peugeot Citroen (b).................     17,400       707,572
Sanofi Synthelabo (b)...................     79,120     5,219,843
Schneider Electric SA...................     21,100       845,300
Societe Television Francaise (b)........    100,000     2,248,061
Vivendi Universal (b)...................     21,700     1,014,357
                                                      -----------
                                                       17,669,378
                                                      -----------
GERMANY  - 4.1%
Aixtron (b).............................     24,200       455,539
Allianz Holdings AG.....................      2,600       610,958
Bayerische Motoren Werke AG.............     36,400     1,081,880
Daimler Chrysler AG.....................     69,800     2,436,074
Deutsche Bank AG Registered.............      9,700       537,292
Deutsche Telekom AG.....................     28,100       432,779
Epcos AG (b)............................     17,400       752,236
Infineon Technologies AG (b)............     57,300       854,115
Infineon Technologies AG ADR (b)........     22,000       330,880
Metro AG (b)............................     61,900     2,062,794
MG Technologies.........................     34,000       263,048
Muenchener Rueckversicher AG............      5,800     1,533,203
                                                      -----------
                                                       11,350,798
                                                      -----------




-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
GREECE  - 0.4%
Hellenic Bottling Co. SA................     32,543       440,242
Hellenic Telecommunication
 Organization SA........................     45,000       729,539
                                                      -----------
                                                        1,169,781
                                                      -----------
HONG KONG  - 3.6%
Cheung Kong Holdings Ltd. (b)...........    374,000     3,164,599
China Mobile Ltd. (b)...................    471,500     1,429,605
Hong Kong Land Holdings Ltd.............    231,000       371,910
Hutchison Whampoa Ltd. (b)..............    289,600     2,348,347
Johnson Electric Holdings...............    919,000       801,175
Li & Fung Ltd...........................    490,000       468,010
Shangri-La Asia, Ltd. (b)...............    532,000       306,922
Swire Pacific Ltd., Class A (b).........    242,000     1,011,431
                                                      -----------
                                                        9,901,999
                                                      -----------
IRELAND  - 1.0%
Allied Irish Banks (b)..................     25,100       244,152
Allied Irish Banks PLC (b)..............     80,616       779,084
CRH PLC.................................     71,875     1,115,391
Irish Life & Permanent PLC..............     66,000       698,466
                                                      -----------
                                                        2,837,093
                                                      -----------
ITALY  - 1.9%
Assicurazioni Generali (b)..............     70,200     1,925,254
ENI SpA (b).............................    184,200     2,309,365
Telecom Italia SpA......................     58,611       489,353
Telecom Italia SpA RNC..................    123,000       596,006
                                                      -----------
                                                        5,319,978
                                                      -----------
JAPAN  - 22.3%
Acom Co., Ltd...........................     23,600     1,970,442
Advantest Corp..........................     26,600     1,369,062
Aiful Corp..............................     18,300     1,435,235
AEON Co., Ltd...........................     72,000     1,544,055
Chubu Electric Power Co., Inc...........     29,800       641,502
Chugai Pharmaceutical Co., Ltd..........    113,000     1,651,542
Daiwa Securities Group Inc. (b).........    110,000       718,925
DDI Corp................................         65       171,521
Fuji Soft ABC, Inc......................     11,400       478,706
Furukawa Electric Co., Ltd. (b).........    100,000       576,774
Hirose Electronics Co., Ltd.............     29,400     2,156,873
Hitachi, Ltd............................    150,000     1,023,243
Hoya Corp...............................     13,500       806,217
Japan Air Lines (b).....................    260,000       637,229
Keyence Corp............................      5,130       781,622
Kokusai Securities Co., Ltd.............     68,000       424,983
Mabuchi Motor Co., Ltd..................      6,500       536,334
Matsushita Communications...............      9,000       252,931
Mitsubishi Estate Co....................    158,000     1,545,084
Mitsubishi Heavy Industries, Ltd. (b)...    266,000       895,323
Mitsubishi Motors Corp. (b).............    368,000       742,584
Mitsui Fudosan Co., Ltd. (b)............    204,000     2,071,582
Mitsui Sumitomo Insurance Co., Ltd......    301,370     1,674,209
Murata Manufacturing Co., Ltd...........     28,300     1,775,614
Nichicon Corp...........................      3,000        32,278
Nikko Securities Co., Ltd...............    113,000       610,212
Nikon Corp..............................    116,000       891,761
Nintendo Co., Ltd.......................     24,300     3,748,081
Nippon Telegraph & Telephone Corp.......        115       473,510

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    79

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
Nissan Motor Co., Ltd...................    380,000     1,676,402
Nomura Securities Co., Ltd..............     90,000     1,183,775
NTT DoCoMo Network, Inc.................        361     4,895,714
Promise Co., Ltd........................     18,800     1,216,421
Rohm Co., Ltd...........................     17,500     1,862,873
Sankyo Co., Ltd.........................     43,000       836,077
Sekisui House, Ltd......................    120,000       966,627
Shimamura Co., Ltd......................        600        36,126
Shin-Etsu Chemical (b)..................     39,000     1,284,016
Shionogi & Co., Ltd.....................    130,000     2,325,885
Sony Corp...............................     77,610     2,935,618
Sony Corp. ADR..........................      4,400       168,080
Sumitomo Mitsui Banking Corp............    232,000     1,434,778
Sumitomo Realty & Development Co.,
 Ltd....................................    159,000     1,080,740
Suzuki Motor Corp.......................    100,000     1,026,919
Taiyo Yuden Co., Ltd....................     39,000       527,626
Tokyo Electric Power....................     12,800       317,896
Tokyo Electron, Ltd.....................     65,900     2,708,035
Tokyo Seimitsu Co., Ltd.................     14,400       347,045
Tokyu Corp. (b).........................    182,000       820,751
Toray Industries, Inc...................    232,000       638,732
UFJ Holdings............................        192       856,436
Ushio, Inc..............................     36,000       449,393
Yamanouchi Pharmaceutical Co.,
 Ltd. (b)...............................     13,000       385,523
                                                      -----------
                                                       61,618,922
                                                      -----------
MEXICO  - 1.8%
America Movil...........................     91,400     1,371,000
Telefonos De Mexico ADR.................    107,400     3,658,044
                                                      -----------
                                                        5,029,044
                                                      -----------
NETHERLANDS  - 6.4%
ABN Amro Holding NV (b).................     87,700     1,339,643
Aegon NV (b)............................    198,800     4,995,561
ASM Lithography Holding NV (b)..........    120,800     1,740,806
Hagemeyer NV............................     36,000       515,541
Heineken Holding NV (b).................     15,375       408,508
Heineken NV.............................    107,625     3,959,759
ING Groep NV............................     37,000       923,092
Koninklijke (Royal) Philips Electronics
 NV.....................................     53,900     1,225,298
Koninklijke (Royal) Philips Electronics
 NV ADR.................................     10,600       239,030
STMicroelectronics NV (b)...............     37,000     1,046,393
STMicroelectronics NV ADR...............     29,600       827,912
VNU (b).................................     16,500       481,496
                                                      -----------
                                                       17,703,039
                                                      -----------
NORWAY  - 0.9%
Norsk Hydro ASA (b).....................     23,100       881,714
Norsk Hydro ASA ADR.....................      2,100        80,073
Statoil ASA (b).........................    215,900     1,495,009
                                                      -----------
                                                        2,456,796
                                                      -----------
PORTUGAL  - 0.3%
Portugal Telecom SA (b).................     96,900       768,016
                                                      -----------
RUSSIA  - 0.3%
Lukoil-Holding ADR......................     16,900       756,275
                                                      -----------
SINGAPORE  - 2.1%
Datacraft Asia Ltd......................     64,017       207,415
Singapore Airlines Ltd. (b).............     73,000       338,141

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
Singapore Press Holdings Ltd............    100,370       869,319
Singapore Telecommunications Ltd.
 CUFS...................................    313,520       295,838
Singapore Telecommunications Ltd. (b)...  3,153,000     2,990,116
United Overseas Bank Ltd. (b)...........    172,040       961,939
                                                      -----------
                                                        5,662,768
                                                      -----------
SOUTH KOREA  - 1.7%
Pohang Iron & Steel Co. Ltd. ADR........     35,000       600,250
Samsung Electronics Ltd. (b)............     55,255     4,167,885
                                                      -----------
                                                        4,768,135
                                                      -----------
SPAIN  - 1.9%
Altadis SA (b)..........................     31,300       516,456
Banco Bilbao Vizcaya Argentina SA.......    139,700     1,563,980
Industria de Diseno Textil SA (b).......    101,100     1,884,885
Telefonica SA (b).......................     85,130     1,022,827
Telefonica SA ADR (b)...................      9,297       329,765
                                                      -----------
                                                        5,317,913
                                                      -----------

SWEDEN  - 1.3%
Assa Abloy AB, Class B..................     89,900     1,027,086
ForeningsSparbanken AB..................    111,200     1,118,817
Telefonaktiebolaget LM Ericsson.........    281,880     1,224,551
Telefonaktiebolaget LM Ericsson ADR.....     31,600       134,932
                                                      -----------
                                                        3,505,386
                                                      -----------
SWITZERLAND  - 6.7%
Compagnie Financiere Richemont AG (b)...      1,110     2,209,287
Credit Suisse Group (b).................     60,476     2,211,073
Holcim Ltd..............................     10,373     1,997,886
Nestle SA...............................     10,305     2,139,407
Novartis AG.............................     87,026     3,259,051
PubliGroupe SA (b)......................         55         7,747
Roche Holding AG (b)....................     14,100       977,919
Swiss Reinsurance.......................     37,796     3,888,669
Swiss Reinsurance Rights................     37,796             0
Swisscom AG (b).........................      5,573     1,547,790
Syngenta AG (b).........................      3,548       181,433
                                                      -----------
                                                       18,420,262
                                                      -----------
TAIWAN  - 1.4%
Asustek Computer, Inc...................    298,578     1,015,164
Taiwan Semiconductor Manufacturing Co.
 Ltd. ADR (b)...........................    220,598     2,847,920
                                                      -----------
                                                        3,863,084
                                                      -----------
TURKEY  - 0.0%
Turkive Is Bankasi (b)..................    130,813        46,866
                                                      -----------
UNITED KINGDOM  - 17.6%
AstraZeneca PLC.........................    159,351     7,177,298
AstraZeneca PLC.........................     72,200     3,253,993
AstraZeneca PLC ADR.....................      8,300       374,413
Autonomy PLC ADR (b)....................     11,000        44,793
BG Group PLC............................    153,000       582,420
Brambles Industries PLC (b).............    167,300       838,799
British Aerospace PLC...................    249,062     1,207,984
British Airways PLC.....................    218,000       473,975
Centrica PLC............................    179,500       572,350
GKN PLC.................................    167,300       645,979
Glaxosmithkline PLC.....................     31,000       833,598
Granada Compass PLC (b).................    228,288       429,943

80    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                          ---------   -----------
Hays PLC................................    145,500       344,383
HBOC PLC................................    101,200     1,142,089
Invensys PLC............................    225,000       206,967
Lloyds TSB Group PLC....................    211,160     2,126,617
Marks & Spencer PLC (b).................    158,000       661,770
National Grid Group PLC (b).............     88,000       623,580
Pearson PLC (b).........................     99,000     1,188,530
Prudential Corp. PLC (b)................    153,700     1,607,165
Reuters Group PLC.......................    149,666     1,418,063
Reuters Group PLC ADR...................        780        44,452
Royal Bank Of Scotland Group PLC........    162,000     3,880,310
Shell Transport & Trading Co. PLC.......    410,300     3,076,012
Shire Pharmaceuticals Group PLC (b).....     40,500       589,291
Smiths Industries PLC (b)...............    184,300     1,821,263
Tate & Lyle PLC.........................    240,000     1,032,271
TI Automotive Ltd. Rights (b)...........    190,000             0
Unilever PLC............................    185,000     1,342,549
Vodafone Airtouch PLC...................  4,813,553    11,130,654
                                                      -----------
                                                       48,671,511
                                                      -----------
TOTAL COMMON STOCKS.....................              253,430,005
                                                      -----------
-----------------------------------------------------------------
 PREFERRED STOCKS  - 0.9%
JAPAN  - 0.9%
NEC Corp..............................      273,000     2,475,634
                                                      -----------
TOTAL PREFERRED STOCKS................                  2,475,634
                                                      -----------

-----------------------------------------------------------------




 CONVERTIBLE BONDS  - 0.3%
                                         SHARES OR
                                         PRINCIPAL
                                          AMOUNT*      VALUE($)
                                        -----------   -----------
JAPAN  - 0.2%
Sanwa International Finance, 1.25%,
 8/1/05...............................  126,000,000       699,972
                                                      -----------
SWITZERLAND  - 0.1%
Hellenic Exchange, 2.00%, 8/2/05......      257,000       252,303
                                                      -----------
TOTAL CONVERTIBLE BONDS...............                    952,275
                                                      -----------

-----------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS  - 0.2%
JAPAN  - 0.2%
UFJ International Finance.............   61,000,000       441,036
                                                      -----------
TOTAL CONVERTIBLE
 PREFERRED STOCKS.....................                    441,036
                                                      -----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 6.4%
UNITED STATES  - 6.4%
Investors Cash Reserve................   17,517,520    17,517,520
                                                      -----------
TOTAL INVESTMENT COMPANIES............                 17,517,520
                                                      -----------
TOTAL INVESTMENTS
 (COST $301,807,775) (A)  - 99.6%.....                274,816,470
                                                      -----------
                                                      -----------

---------

Percentages indicated are based on net assets of $275,847,580.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $524,533. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

       Unrealized appreciation...........  $ 27,288,805
       Unrealized depreciation...........   (54,804,643)
                                           ------------
       Net unrealized depreciation.......  $(27,515,838)
                                           ------------
                                           ------------

(b) Represents non-income producing security.

* The principle amount of each security is denominated in the local currency of each respective country.

ADR  -- American Depositary Receipt
CUFS -- Chess Unit of Foreign Securities

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    81

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      ----------
Airlines....................................................      1.3%
Automotive..................................................      4.1%
Banking & Financial Services................................     13.8%
Building Materials..........................................      1.4%
Business Services...........................................      1.0%
Computer Related............................................      4.7%
Drugs -- Medical............................................     10.3%
Electrical & Electronics....................................      8.1%
Engineering Services........................................      0.6%
Food & Beverage.............................................      4.4%
Insurance...................................................      5.3%
Leisure.....................................................      4.8%
Manufacturing...............................................      3.4%
Metals & Mining.............................................      1.6%
Oil & Gas...................................................      5.3%
Paper Products..............................................      0.6%
Photography.................................................      0.3%
Publishing..................................................      1.0%
Railroads...................................................      0.3%
Real Estate.................................................      3.0%
Telecommunications..........................................     16.8%
Textiles....................................................      0.9%
Tobacco.....................................................      0.2%
Investment Companies........................................      6.4%
                                                                ------
Total Investments...........................................     99.6%
Other assets in excess of liabilities.......................      0.4%
                                                                ------
Net Assets..................................................    100.0%
                                                                ------
                                                                ------

82    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

At October 31, 2001, the portfolio's open forward currency contracts were as follows:

                                                               CONTRACT         CONTRACT                       UNREALIZED
                                                DELIVERY        AMOUNT            VALUE                      APPRECIATION/
CURRENCY                                          DATE     (LOCAL CURRENCY)   (U.S. DOLLAR)      VALUE       (DEPRECIATION)
--------                                          ----     ----------------   -------------      -----       --------------
LONG CONTRACTS

Euro..........................................   1/23/02       1,115,287       $   998,920    $ 1,000,490       $  1,570
Euro..........................................   11/2/01          12,545            11,351         11,298            (53)
Euro..........................................   11/8/01       1,189,840         1,047,000      1,071,081         24,081
Euro..........................................  11/13/01         383,243           341,022        344,877          3,855
Euro..........................................  11/15/01       1,366,689         1,228,080      1,229,707          1,627
Euro..........................................  11/16/01       1,365,812         1,224,000      1,228,837          4,837
Euro..........................................  11/20/01       1,500,026         1,366,667      1,349,233        (17,434)
Euro..........................................  11/21/01       1,248,909         1,138,224      1,123,285        (14,939)
Euro..........................................   12/7/01         732,548           649,622        658,305          8,683
Euro..........................................  12/21/01         426,751           395,988        383,307        (12,681)
Euro..........................................   1/15/02       1,009,522           906,876        905,894           (982)
Euro..........................................   1/18/02       2,320,262         2,099,300      2,081,843        (17,457)
Euro..........................................   1/23/02         742,747           665,250        666,296          1,046
Euro..........................................   1/29/02       2,062,654         1,837,000      1,849,914         12,914
Euro..........................................   2/28/02       2,494,583         2,265,743      2,235,426        (30,317)
Euro..........................................   3/18/02       3,811,528         3,277,042      3,413,844        136,802
Euro..........................................   3/26/02         466,047           400,349        417,328         16,979
Euro..........................................   3/28/02       5,527,869         4,750,253      4,949,727        199,474
Euro..........................................   4/26/02       3,992,222         3,481,185      3,571,799         90,614
Euro..........................................   5/28/02         862,710           787,000        771,792        (15,208)
Japanese Yen..................................   11/1/01       5,485,281            44,947         44,813           (134)
Japanese Yen..................................   11/2/01      12,380,427           101,478        101,143           (335)
Japanese Yen..................................   11/5/01      12,506,300           102,272        102,201            (71)
Swiss Franc...................................  11/30/01       1,835,340         1,103,020      1,123,013         19,993
Swiss Franc...................................  12/20/01         984,371           614,436        602,369        (12,067)
Swiss Franc...................................  12/27/01       2,095,732         1,330,253      1,282,483        (47,770)
Swiss Franc...................................   3/25/02       1,758,950         1,103,482      1,076,978        (26,504)
                                                                               -----------    -----------       --------
TOTAL LONG CONTRACTS......................................................     $33,270,760    $33,597,283       $326,523
                                                                               -----------    -----------       --------
                                                                               -----------    -----------       --------

SHORT CONTRACTS

Australian Dollar.............................   11/1/01         293,674       $   148,153    $   148,188       $    (35)
Australian Dollar.............................   11/5/01         440,406           221,621        222,042           (421)
British Pound.................................  11/13/01         239,833           341,022        348,553         (7,531)
British Pound.................................   3/26/02         286,246           400,349        413,060        (12,711)
British Pound.................................   4/26/02       2,480,488         3,481,185      3,573,712        (92,527)
Canadian Dollar...............................  11/20/01       2,104,236         1,366,667      1,325,420         41,247
Canadian Dollar...............................   12/7/01       1,015,092           649,622        639,149         10,473
Canadian Dollar...............................   1/23/02       1,049,390           665,250        660,550          4,700
Hong Kong Dollar..............................  12/20/01       4,796,446           614,435        615,028           (593)
Japanese Yen..................................   11/5/01       4,795,836            39,218         39,191             27
Japanese Yen..................................  11/15/01     148,667,040         1,228,080      1,215,619         12,461
Japanese Yen..................................  11/21/01     136,181,046         1,138,224      1,113,915         24,309
Japanese Yen..................................  11/30/01     130,768,000         1,103,020      1,070,202         32,818
Japanese Yen..................................  12/21/01      46,217,160           395,988        378,717         17,271
Japanese Yen..................................  12/27/01     153,554,250         1,330,253      1,258,724         71,529
Japanese Yen..................................   1/15/02     109,775,385           906,875        900,847          6,028
Japanese Yen..................................   1/18/02     252,467,720         2,099,300      2,072,178         27,122
Japanese Yen..................................   1/23/02     120,239,040           998,920        987,169         11,751
Japanese Yen..................................   2/28/02     183,502,800         1,560,000      1,509,491         50,509
Japanese Yen..................................   2/28/02     267,344,440         2,265,743      2,199,170         66,573
Japanese Yen..................................   3/18/02     387,171,200         3,277,042      3,187,907         89,135
Japanese Yen..................................   3/28/02     574,417,500         4,750,254      4,732,172         18,082
Japanese Yen..................................   5/28/02      91,680,150           787,000        756,562         30,438
Swedish Krone.................................   3/25/02      11,769,134         1,103,481      1,095,749          7,732
                                                                               -----------    -----------       --------
TOTAL SHORT CONTRACTS......................................................    $30,871,702    $30,463,315       $408,387
                                                                               -----------    -----------       --------
                                                                               -----------    -----------       --------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    83

          HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001
 ................................................................................

----------------------------------------------------------------
 COMMON STOCKS  - 98.1%
                                           SHARES     VALUE($)
                                           -------   -----------
ADVERTISING  - 0.2%
Catalina Marketing Corp. (b).............   22,770       629,591
                                                     -----------
BIOTECHNOLOGY  - 1.5%
Digene Corp. (b).........................    2,700        95,715
Harvard Bioscience, Inc. (b).............   54,860       590,842
Inhale Therapeutic Systems, Inc. (b).....  150,610     2,635,675
V.I. Technologies, Inc. (b)..............   73,770       544,423
                                                     -----------
                                                       3,866,655
                                                     -----------
BUILDING MATERIALS  - 0.9%
Martin Marietta Materials, Inc...........   57,500     2,295,400
                                                     -----------
CASINO HOTELS  - 0.1%
Station Casinos, Inc. (b)................   21,170       173,806
                                                     -----------
COMMERCIAL SERVICES  - 7.1%
Arbitron, Inc. (b).......................   17,058       460,566
Bright Horizons Family Solutions,
 Inc. (b)................................   36,140       918,317
Concord EFS, Inc. (b)....................  168,800     4,620,056
Edison Schools, Inc. (b).................  139,240     2,624,674
Global Payments, Inc.....................   91,712     2,746,774
Memberworks, Inc. (b)....................   15,980       143,820
National Processing, Inc. (b)............   74,540     1,949,221
NCO Group, Inc. (b)......................   50,170       820,280
Orthodontic Centers of America,
 Inc. (b)................................   57,420     1,448,707
Parexel International Corp. (b)..........  110,720     1,653,050
Sunrise Assisted Living, Inc. (b)........   30,900       923,601
Trico Marine Services, Inc. (b)..........   65,300       419,226
                                                     -----------
                                                      18,728,292
                                                     -----------
COMPUTER SERVICES  - 5.9%
Affiliated Computer Services, Inc. (b)...   30,555     2,690,368
Ceridian Corp. (b).......................   85,260     1,405,937
Covansys Corp. (b).......................   71,990       554,323
DST Systems, Inc. (b)....................   47,786     1,956,837
eLoyalty Corp. (b).......................  307,405       141,406
Radiant Systems, Inc. (b)................  111,800       738,998
Storagenetworks, Inc. (b)................  379,710     1,902,347
Sungard Data Systems, Inc. (b)...........  169,364     4,267,973
Synopsys, Inc. (b).......................   30,950     1,454,650
Technology Solutions Co. (b).............  260,295       525,796
                                                     -----------
                                                      15,638,635
                                                     -----------
COMPUTER SOFTWARE  - 13.6%
Acxiom Corp. (b).........................    4,700        55,413
Aspen Technology, Inc. (b)...............  187,480     2,484,110
CSG Systems International, Inc. (b)......   80,700     2,522,682
Dendrite International, Inc. (b).........  228,636     2,268,069
Fiserv, Inc. (b).........................   29,238     1,087,361
HNC Software, Inc. (b)...................  106,460     1,841,758
Hyperion Solutions Corp. (b).............  227,110     3,406,649
IDX Systems Corp. (b)....................   16,050       158,093
Informatica Corp. (b)....................   13,100       121,437
infoUSA, Inc. (b)........................  147,580       708,384
JDA Software Group, Inc. (b).............   73,980     1,161,486
Keane, Inc. (b)..........................   63,500       899,160
McDATA Corp. (b).........................   69,000     1,014,990
MetaSolv, Inc. (b).......................  159,340     1,115,380
Micromuse, Inc. (b)......................  296,500     2,742,625




----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES     VALUE($)
                                           -------   -----------
National Data Corp.......................  114,080     4,015,615
ONYX Software Corp. (b)..................   18,490        69,892
Peregrine Systems, Inc. (b)..............  163,047     2,354,399
Portal Software, Inc. (b)................  193,590       367,821
ProBusiness Services, Inc. (b)...........   66,460     1,161,721
Smartforce PLC ADR (b)...................  141,170     2,323,658
Transaction Systems Architects, Inc.
 Class A (b).............................  124,605     1,211,161
Webmethods, Inc. (b).....................  215,550     1,980,905
Wind River Systems, Inc. (b).............   69,630       998,494
                                                     -----------
                                                      36,071,263
                                                     -----------
CONSULTING SERVICES  - 0.7%
Braun Consulting, Inc. (b)...............   87,290       339,558
Forrester Research, Inc. (b).............    3,400        54,910
Gartner Group, Inc. (b)..................   76,180       692,476
KPMG Consulting, Inc. (b)................   59,500       733,041
Predictive Systems, Inc. (b).............  116,130       148,646
                                                     -----------
                                                       1,968,631
                                                     -----------
CONSUMER GOODS & SERVICES  - 0.2%
Blyth, Inc...............................   31,315       609,703
                                                     -----------
ELECTRICAL & ELECTRONICS  - 3.0%
Belden, Inc..............................   48,335       967,183
DSP Group, Inc. (b)......................  102,790     2,158,590
EDO Corp.................................    6,540       176,253
Mettler-Toledo International, Inc. (b)...   45,370     2,082,937
Varian, Inc. (b).........................   68,840     1,744,406
Wilson Greatbatch Technologies,
 Inc. (b)................................   30,260       869,975
                                                     -----------
                                                       7,999,344
                                                     -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 10.8%
Alpha Industries, Inc. (b)...............   85,800     1,997,424
ASM International N.V. (b)...............    6,430       102,301
Brooks Automation, Inc. (b)..............   15,470       499,372
Cirrus Logic, Inc. (b)...................  297,100     3,306,723
Elantec Semiconductor, Inc. (b)..........   19,000       621,110
Exar Corp. (b)...........................   86,070     1,940,018
Globespan, Inc. (b)......................  360,800     4,315,167
HI/FN, Inc. (b)..........................   67,870       975,292
Intersil Corp............................   19,500       638,625
LTX Corp. (b)............................   16,900       278,174
Marvell Technology Group Ltd. (b)........  128,885     3,137,061
Mattson Technology, Inc. (b).............   95,700       478,500
MKS Instruments, Inc. (b)................   34,570       746,021
PMC-Sierra, Inc. (b).....................   66,000     1,071,180
Sipex Corp. (b)..........................   59,760       513,936
Tektronix, Inc. (b)......................   39,700       782,090
Therma-Wave, Inc. (b)....................   39,370       479,133
Transwitch Corp. (b).....................   27,400        90,694
Veeco Instruments, Inc. (b)..............    4,200       106,932
Zarlink Semiconductor, Inc. (b)..........  503,710     3,823,158
Zoran Corp. (b)..........................  105,300     2,663,037
                                                     -----------
                                                      28,565,948
                                                     -----------
FINANCIAL SERVICES  - 1.8%
Federated Investors, Inc.................   36,200       944,820
Student Loan Corp........................   31,650     2,278,167

84    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES     VALUE($)
                                           -------   -----------
Waddell & Reed Financial, Inc............   41,210     1,050,443
Willis Group Holdings Ltd. (b)...........   16,700       388,943
                                                     -----------
                                                       4,662,373
                                                     -----------
FOOD & BEVERAGE PRODUCTS  - 1.1%
Del Monte Foods Co. (b)..................  184,170     1,528,611
Tootsie Roll Industries, Inc.............   37,662     1,380,689
                                                     -----------
                                                       2,909,300
                                                     -----------
HEALTH CARE  - 15.9%
Ameripath, Inc. (b)......................   15,630       439,359
Apria Healthcare Group, Inc. (b).........   24,900       572,700
Arthrocare Corp. (b).....................  116,700     2,304,825
Conmed Corp. (b).........................   95,065     1,603,747
Cyberonics, Inc. (b).....................  159,400     2,505,768
Cytyc Corp. (b)..........................  248,400     6,513,047
DaVita, Inc. (b).........................  195,672     3,561,230
First Health Group Corp. (b).............  116,930     3,157,110
Haemonetics Corp. (b)....................  105,050     4,002,405
Idexx Laboratories, Inc. (b).............  174,970     4,409,244
Impath, Inc. (b).........................   87,840     3,238,661
Lincare Holdings, Inc. (b)...............  126,790     3,258,503
Mid Atlantic Medical Services,
 Inc. (b)................................   83,080     1,541,134
Osteotech, Inc. (b)......................  141,730       496,055
Renal Care Group, Inc. (b)...............   14,600       458,440
Steris Corp. (b).........................  144,730     3,241,952
Unilab Corp. (b).........................   39,900       944,832
Visx, Inc. (b)...........................   18,400       216,200
                                                     -----------
                                                      42,465,212
                                                     -----------
HOSPITALS  - 1.2%
LifePoint Hospitals, Inc. (b)............   69,850     2,177,923
Triad Hospitals, Inc. (b)................   40,560     1,091,064
                                                     -----------
                                                       3,268,987
                                                     -----------
HUMAN RESOURCES  - 0.9%
Employee Solutions, Inc. (b).............    2,483             7
Modis Professional Services, Inc. (b)....  262,124     1,373,530
Spherion Corp. (b).......................  134,414       967,781
                                                     -----------
                                                       2,341,318
                                                     -----------
INTERNET RELATED  - 6.7%
Checkfree Corp. (b)......................   58,590       824,947
CNET Networks, Inc. (b)..................  216,310     1,068,571
Digital Insight Corp. (b)................   59,210       985,847
E.piphany, Inc. (b)......................   91,530       540,027
Interwoven, Inc. (b).....................   52,500       383,775
Netegrity, Inc. (b)......................  103,400     1,213,916
Riverstone Networks, Inc. (b)............  109,141     1,388,274
S1 Corp. (b).............................   71,771       746,418
SonicWALL, Inc. (b)......................   76,260     1,082,892
Tibco Software, Inc. (b).................  225,180     1,900,519
Verity, Inc. (b).........................  183,270     1,946,327
Vignette Corp. (b).......................  355,660     1,664,489
WatchGuard Technologies, Inc. (b)........  169,490     1,533,885
WebMD Corp. (b)..........................  551,790     2,532,716
                                                     -----------
                                                      17,812,603
                                                     -----------




----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES     VALUE($)
                                           -------   -----------
MEDIA  - 4.3%
Emmis Communications Corp.,
 Class A (b).............................   75,670     1,025,329
Macrovision Corp. (b)....................   24,000       590,640
Playboy Enterprises, Inc. (b)............  118,100     1,488,060
Scholastic Corp. (b).....................  142,030     6,348,741
Spanish Broadcasting System, Inc. (b)....  130,170     1,027,041
World Wrestling Federation Entertainment,
 Inc. (b)................................   84,700       954,569
                                                     -----------
                                                      11,434,380
                                                     -----------
MEDICAL EQUIPMENT & SUPPLIES  - 0.9%
Edwards Lifesciences Corp. (b)...........    8,200       208,280
Novoste Corp. (b)........................  104,300     1,204,665
Zoll Medical Corp. (b)...................   32,630     1,101,263
                                                     -----------
                                                       2,514,208
                                                     -----------
OIL & GAS  - 3.0%
Dril-Quip, Inc. (b)......................   24,560       418,994
Global Industries Ltd. (b)...............  386,860     2,735,099
Grant Prideco, Inc. (b)..................   41,120       373,781
Input/Output, Inc. (b)...................  179,980     1,448,839
National-Oilwell, Inc. (b)...............   14,080       260,762
Newfield Exploration Co. (b).............   39,630     1,379,520
Noble Drilling Corp. (b).................    3,610       110,286
Pride International, Inc. (b)............  105,150     1,352,229
                                                     -----------
                                                       8,079,510
                                                     -----------
PACKAGING & CONTAINERS  - 0.1%
Ivex Packaging Corp. (b).................   18,400       335,800
                                                     -----------
PHARMACEUTICALS  - 3.7%
Caremark Rx, Inc. (b)....................  608,500     8,153,900
Noven Pharmaceuticals, Inc. (b)..........   77,900     1,670,176
                                                     -----------
                                                       9,824,076
                                                     -----------
RESTAURANTS, LODGING & HOSPITALITY  - 4.5%
AFC Enterprises, Inc. (b)................   12,780       322,695
Applebee's International, Inc............   64,132     1,930,373
California Pizza Kitchen, Inc. (b).......   88,030     1,582,779
CEC Entertainment, Inc. (b)..............   53,620     2,077,239
Jack In the Box, Inc. (b)................   46,560     1,145,376
Papa John's International, Inc. (b)......   53,220     1,482,709
Rare Hospitality International, Inc.
 (b).....................................   24,100       439,343
Sonic Corp. (b)..........................   86,840     2,910,009
                                                     -----------
                                                      11,890,523
                                                     -----------
RETAIL  - 0.4%
Office Depot, Inc. (b)...................   82,500     1,122,000
                                                     -----------
RETAIL STORES  - 1.5%
Cost Plus, Inc. (b)......................   25,200       490,140
Dollar Tree Stores, Inc. (b).............   13,100       294,357
Galyan's Trading Co. (b).................   37,700       422,240
Pier 1 Imports, Inc......................   84,300       928,143
Regis Corp...............................   86,670     1,842,604
                                                     -----------
                                                       3,977,484
                                                     -----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    85

          HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES     VALUE($)
                                           -------   -----------
TELECOMMUNICATIONS  - 5.5%
Amdocs Ltd. (b)..........................  135,133     3,528,322
Cable Design Technologies Corp. (b)......  141,420     1,807,348
Computer Network Technology Corp. (b)....  174,370     2,545,802
Emulex Corp. (b).........................   31,880       754,918
Enterasys Networks, Inc. (b).............  187,870     1,495,445
Extreme Networks, Inc. (b)...............   13,600       158,984
Inet Technologies, Inc. (b)..............  198,860     1,656,504
JNI Corp. (b)............................   46,270       328,980
Lightbridge, Inc. (b)....................   38,750       356,500
ONI Systems Corp. (b)....................  422,300     2,065,047
                                                     -----------
                                                      14,697,850
                                                     -----------
TELECOMMUNICATIONS EQUIPMENT  - 2.3%
Advanced Fibre Communication (b).........  155,710     2,900,878
American Tower Corp. (b).................   52,975       583,785
Aware, Inc. (b)..........................   44,070       203,603
NMS Communications Corp. (b).............  121,940       281,681
Tekelec (b)..............................  106,640     2,047,488
                                                     -----------
                                                       6,017,435
                                                     -----------
TRANSPORTATION  - 0.3%
C.H. Robinson Worldwide, Inc.............   25,160       673,533
                                                     -----------
TOTAL COMMON STOCKS......................            260,573,860
                                                     -----------

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 3.8%

                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                       ----------    -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 3.8%
2.48%, 11/1/01.......................  10,100,000     10,100,000
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS..................                 10,100,000
                                                     -----------
TOTAL INVESTMENTS
 (COST $292,095,909) (a)  - 101.9%.......            270,673,860
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $265,573,025.

(a) Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,523,352. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation..........  $ 42,613,970
     Unrealized depreciation..........   (66,559,371)
                                        ------------
     Net unrealized appreciation......  $(23,945,401)
                                        ------------
                                        ------------

(b) Represents non-income producing security.

ADR -- American Depositary Receipt

86    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2001
          ......................................................................

                                                                                       INTERNATIONAL
                                         LIMITED MATURITY        FIXED INCOME             EQUITY           SMALL CAP EQUITY
                                             PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value                   $113,830,072          $246,890,868          $274,816,470          $270,673,860
  Cash                                              --                    --                 9,778               230,840
  Foreign currency                                  --                    --                19,387                    --
  Interest and dividends receivable          1,259,835             3,043,656               277,006                10,146
  Receivable for investments sold            1,147,176                 5,709             3,518,666             1,905,723
  Unrealized appreciation on forward
    foreign currency contracts                      --                    --             1,044,680                    --
  Prepaid expenses                                 800                 2,391                 3,096                 3,052
                                          ------------          ------------          ------------          ------------
  TOTAL ASSETS                             116,237,883           249,942,624           279,689,083           272,823,621
                                          ------------          ------------          ------------          ------------
 .......................................................................................................................
LIABILITIES:
  Payable for investments purchased            999,470             6,923,140             3,306,053             7,018,274
  Unrealized depreciation on forward
    foreign currency contracts                      --                    --               309,770                    --
  Accrued expenses and other liabilities:
     Investment management                      38,740                81,910               165,699               198,734
     Administration                              3,880                 8,608                10,066                 9,786
     Other                                      15,826                15,265                49,915                23,802
                                          ------------          ------------          ------------          ------------
  TOTAL LIABILITIES                          1,057,916             7,028,923             3,841,503             7,250,596
                                          ------------          ------------          ------------          ------------
 .......................................................................................................................
NET ASSETS:
  Applicable to investors' beneficial
    interest                              $115,179,967          $242,913,701          $275,847,580          $265,573,025
                                          ------------          ------------          ------------          ------------
                                          ------------          ------------          ------------          ------------
  Investments, at cost                    $109,248,371          $234,685,737          $301,807,775          $292,095,909
                                          ------------          ------------          ------------          ------------
                                          ------------          ------------          ------------          ------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    87

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2001
 ................................................................................

                                        LIMITED MATURITY        FIXED INCOME          INTERNATIONAL       SMALL CAP EQUITY
                                           PORTFOLIO*             PORTFOLIO         EQUITY PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                 $3,568,754            $16,468,192          $    817,693          $    678,575
  Dividends                                     7,449                385,505             4,308,236               386,511
  Foreign tax withholding                          --                     --              (747,038)                 (165)
                                           ----------            -----------          ------------          ------------
  TOTAL INVESTMENT INCOME                   3,576,203             16,853,697             4,378,891             1,064,921
                                           ----------            -----------          ------------          ------------
 ...........................................................................................................................
EXPENSES:
  Investment management                       259,192                954,342             2,122,435             2,787,723
  Administration                               25,212                 93,223               118,629               124,702
  Accounting                                   41,345                100,402                89,436                56,236
  Custodian                                    20,131                 89,057               370,485               114,333
  Other                                         9,261                 29,729                30,660                40,506
                                           ----------            -----------          ------------          ------------
  TOTAL EXPENSES                              355,141              1,266,753             2,731,645             3,123,500
                                           ----------            -----------          ------------          ------------
 ..........................................................................................................................
NET INVESTMENT INCOME (LOSS)                3,221,062             15,586,944             1,647,246            (2,058,579)
                                           ----------            -----------          ------------          ------------
 ...........................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS, FUTURES AND FOREIGN
 CURRENCIES:
Net realized gains (losses) from
 investment, futures and foreign currency
 transactions                                 836,210              2,252,812             5,445,883           (17,522,576)
Change in unrealized
 appreciation/depreciation from
 investments, futures and foreign
 currencies                                 4,581,701             15,889,262           (95,006,353)          (63,547,827)
                                           ----------            -----------          ------------          ------------
 ...........................................................................................................................
Net realized/unrealized gains (losses)
 from investment, futures and foreign
 currency transactions                      5,417,911             18,142,074           (89,560,470)          (81,070,403)
                                           ----------            -----------          ------------          ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                $8,638,973            $33,729,018          $(87,913,224)         $(83,128,982)
                                           ----------            -----------          ------------          ------------
                                           ----------            -----------          ------------          ------------

--------------

* The Limited Maturity Portfolio commenced operations on January 24, 2001.

88    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                  LIMITED MATURITY                           FIXED INCOME
                                                     PORTFOLIO                                PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                               FOR THE PERIOD
                                             JANUARY 24, 2001           FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                            TO OCTOBER 31, 2001(a)       OCTOBER 31, 2001          OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                            $  3,221,062                $ 15,586,944              $ 13,251,915
  Net realized gains (losses) from investment
    and futures transactions                            836,210                   2,252,812                (2,366,277)
  Change in unrealized appreciation/depreciation
    from investments and futures                      4,581,701                  15,889,262                 2,172,639
                                                   ------------                ------------              ------------
  CHANGE IN NET ASSETS RESULTING FROM OPERATIONS      8,638,973                  33,729,018                13,058,277
                                                   ------------                ------------              ------------
 ...........................................................................................................................
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                     106,540,994                 (17,181,294)               16,436,237
                                                   ------------                ------------              ------------
CHANGE IN NET ASSETS                                115,179,967                  16,547,724                29,494,514
                                                   ------------                ------------              ------------
 ...........................................................................................................................
NET ASSETS:
  Beginning of period                                        --                 226,365,977               196,871,463
                                                   ------------                ------------              ------------
  End of period                                    $115,179,967                $242,913,701              $226,365,977
                                                   ------------                ------------              ------------
                                                   ------------                ------------              ------------

--------------

(a) Period from commencement of operations.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    89

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF CHANGES IN NET ASSETS
 ...............................................................................

                                                 INTERNATIONAL EQUITY                          SMALL CAP EQUITY
                                                       PORTFOLIO                                   PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                           FOR THE              FOR THE                FOR THE              FOR THE
                                          YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                       OCTOBER 31, 2001     OCTOBER 31, 2000       OCTOBER 31, 2001     OCTOBER 31, 2000
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)             $  1,647,246         $  1,870,762           $ (2,058,579)        $ (2,022,398)
  Net realized gains (losses) from
    investment and foreign currency
    transactions                              5,445,883           29,895,926            (17,522,576)         104,678,966
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies      (95,006,353)         (25,559,425)           (63,547,827)          27,387,771
                                           ------------         ------------           ------------         ------------
  CHANGE IN NET ASSETS RESULTING FROM
    OPERATIONS                              (87,913,224)           6,207,263            (83,128,982)         130,044,339
                                           ------------         ------------           ------------         ------------
 ...........................................................................................................................
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST              31,436,250           37,287,785            (20,463,897)           1,816,380
                                           ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                        (56,476,974)          43,495,048           (103,592,879)         131,860,719
                                           ------------         ------------           ------------         ------------
 ...........................................................................................................................
NET ASSETS:
  Beginning of period                       332,324,554          288,829,506            369,165,904          237,305,185
                                           ------------         ------------           ------------         ------------
  End of period                            $275,847,580         $332,324,554           $265,573,025         $369,165,904
                                           ------------         ------------           ------------         ------------
                                           ------------         ------------           ------------         ------------

90    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
 ................................................................................

                                                                       RATIOS/SUPPLEMENTARY DATA
                                            --------------------------------------------------------------------------------
                                                                             RATIO OF NET
                                             NET ASSETS       RATIO OF       INVESTMENT
                                              AT END OF        EXPENSES      INCOME (LOSS)   RATIO OF EXPENSES
                                               PERIOD        TO AVERAGE      TO AVERAGE        TO AVERAGE         PORTFOLIO
                                               (000'S)        NET ASSETS      NET ASSETS        NET ASSETS         TURNOVER
----------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (a)              $115,180          0.55%(b)        4.97%(b)          0.55%(b)         102.01%
----------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 1997                    $118,405          0.57%           6.17%             0.77%(c)         349.00%
Year ended October 31, 1998                     173,073          0.62%           6.03%             0.62%            126.40%
Year ended October 31, 1999                     196,871          0.56%           6.43%             0.56%            433.26%
Year ended October 31, 2000                     226,366          0.51%           6.74%             0.51%            440.49%
Year ended October 31, 2001                     242,914          0.53%           6.53%             0.53%            341.26%
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 1997                    $207,129          0.76%           1.21%             1.01%(c)          30.00%
Year ended October 31, 1998                     205,737          0.97%           0.80%             0.97%             40.47%
Year ended October 31, 1999                     288,830          0.91%           0.61%             0.91%             34.26%
Year ended October 31, 2000                     332,325          0.84%           0.53%             0.84%             27.81%
Year ended October 31, 2001                     275,848          0.90%           0.54%             0.90%             26.90%
----------------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 1997                    $213,740          0.84%          (0.33%)            1.09%(c)          92.18%
Year ended October 31, 1998                     186,517          1.03%          (0.57%)            1.06%(c)         154.69%
Year ended October 31, 1999                     237,305          1.04%          (0.68%)            1.04%             77.74%
Year ended October 31, 2000                     369,166          0.97%          (0.60%)            0.97%             79.51%
Year ended October 31, 2001                     265,573          0.98%          (0.65%)            0.98%             52.47%
----------------------------------------------------------------------------------------------------------------------------

(a) Limited Maturity Portfolio commenced operations on January 24, 2001.
(b) Annualized.
(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.



See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    91

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001
 ................................................................................

1.  ORGANIZATION:

        The HSBC Portfolio Trust (the 'Portfolio Trust'), is an open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a 'Portfolio,' collectively the 'Portfolios'):

PORTFOLIO                                          SHORT NAME
---------                                          ----------
HSBC Investor Limited Maturity Portfolio           Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio               Fixed Income Portfolio
HSBC Investor International Equity Portfolio       International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio           Small Cap Equity Portfolio

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('U.S.'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolio's Board of Trustees.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes

92    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

    in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:

        Each Portfolio may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

    EXPENSE ALLOCATION:

        Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    ORGANIZATION EXPENSES:

        Costs incurred in connection with the organization and initial registration of the Portfolios have been deferred and are being amortized over a five year period, beginning with each Portfolio's commencement of operations, except for the Limited Maturity Portfolio, which was expensed as incurred.

    FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary

                                                  HSBC INVESTOR PORTFOLIOS    93

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

    income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

3.  RELATED PARTY TRANSACTIONS WITH AFFILIATES:

    INVESTMENT MANAGEMENT:

        HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Capital Guardian Trust Company and MFS Institutional Advisers, Inc. serve as Sub-Investment Advisers for the International Equity Portfolio and the Small Cap Equity Portfolio, respectively, and are paid for their services directly by HSBC. On July 1, 2001, HSBC replaced Miller Anderson & Sherrerd as Sub-Investment Adviser for the Fixed Income Portfolio.

        For its services, HSBC is entitled to receive a fee, computed daily and paid monthly, at an annual percentage rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

        For its services, HSBC receives, from the Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                               FEE RATE
------------------------------------                               --------
Up to $50 million...........................................                0.575%
In excess of $50 million but not exceeding $95 million......                0.450%
In excess of $95 million but not exceeding $150 million.....  $300,000 plus 0.200%
In excess of $150 million but not exceeding $250 million....                0.400%
In excess of $250 million...................................                0.350%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Capital Guardian Trust Company receive, from the International Equity Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $25 million...........................................   0.950%
In excess of $25 million but not exceeding $50 million......   0.800%
In excess of $50 million but not exceeding $250 million.....   0.675%
In excess of $250 million...................................   0.625%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and MFS Institutional Advisors, Inc. receive, from the Small Cap Equity Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   1.000%
In excess of $50 million....................................   0.850%

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Portfolio Trust are affiliated, serves the Portfolio Trust as Administrator. Such officers are paid no fees directly by the Portfolios for serving as officers of the Portfolio Trust. Under the terms of the administration agreement with the Portfolios, BISYS Ohio receives, from the Portfolios, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $1 billion............................................   0.050%
In excess of $1 billion but not exceeding $2 billion........   0.040%
In excess of $2 billion.....................................   0.035%

94    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 (CONTINUED)
 ................................................................................

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the Portfolios based upon its pro-rata share of net assets.

    FUND ACCOUNTING AND CUSTODIAN:

        BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual per Portfolio fee accrued daily and paid monthly. HSBC serves as custodian to the Fixed Income Portfolio, Small Cap Equity Portfolio and Limited Maturity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio.

4.  INVESTMENT TRANSACTIONS:

        During the year ended October 31, 2001, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                                             PURCHASES        SALES
                                                             ---------        -----
Limited Maturity Portfolio................................  $194,797,829   $ 81,657,467
Fixed Income Portfolio....................................   862,855,379    882,777,828
International Equity Portfolio............................   116,689,870     75,920,126
Small Cap Equity Portfolio................................   160,396,453    167,372,438

                                                  HSBC INVESTOR PORTFOLIOS    95

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Trustees of the
HSBC Investor Portfolios:

We have audited the accompanying statements of assets and liabilities of the HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio and HSBC Investor Small Cap Equity Portfolio (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2001, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 2001, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2001, the results of their operations, changes in their net assets and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
December 14, 2001

96    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          ADDITIONAL INFORMATION
 ................................................................................

    SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED):

        A joint special meeting of the shareholders of the HSBC Investor Bond Fund and the HSBC Investor Fixed Income Fund was held on June 29, 2001. The purpose of the meeting was to approve an amended investment advisory contract with respect to the HSBC Investor Fixed Income Portfolio (the 'Portfolio') between HSBC Investor Portfolios ('Portfolio Trust') and HSBC Asset Management (Americas) Inc. ('HSBC' or 'Adviser'). This Meeting was required because the Portfolio Trust proposed to terminate the current sub-adviser to the Portfolio, Miller Anderson & Sherrerd and to have HSBC, which serves as Investment Adviser to the Portfolio Trust, assume the entire responsibility for investment management with respect to the Portfolio pursuant to an amended investment advisory contract and amended investment advisory contract supplement between the Adviser and the Portfolio Trust.

    PROPOSAL:

        To approve, for the HSBC Investor Fixed Income Portfolio of the Portfolio Trust, in which the Funds invest all of their investable assets, an amended investment advisory agreement with HSBC to take effect immediately following the termination of the sub-adviser to the Portfolio, Miller Anderson & Sherrerd, effective July 1, 2001.

                                                % OF               % OF                 % OF
                                     FOR       VOTING   AGAINST   VOTING    ABSTAIN    VOTING
FUND NAME                           VOTES      SHARES    VOTES    SHARES     VOTES     SHARES
---------                           -----      ------    -----    ------     -----     ------
Bond Fund.......................     408,593   98.55%      476    0.11%        5,548   1.34%
Fixed Income Fund...............  12,860,246   92.28%   42,575    0.31%    1,032,665   7.41%

                                                  HSBC INVESTOR PORTFOLIOS    97

HSBC INVESTOR FAMILY OF FUNDS:


INVESTMENT ADVISER
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
     HSBC Investor Equity Fund
     Alliance Capital Management, L.P.
     1345 Avenue of the Americas
     New York, NY 10105

     Institutional Capital Corporation
     225 West Wacker Drive
     Chicago, IL 60606

     HSBC Investor International Equity Portfolio
     Capital Guardian Trust Company
     11100 Santa Monica Boulevard
     Los Angeles, CA 90025

     HSBC Investor Small Cap Equity Portfolio
     MFS Institutional Advisors, Inc.
     500 Boylston Street
     Boston, MA 02116

SHAREHOLDER SERVICING AGENTS
     For HSBC Bank USA and
     HSBC Brokerage (USA) Inc. Clients
     HSBC Bank USA
     452 Fifth Avenue
     New York, NY 10018
     1-888-525-5757

     For All Other Shareholders
     HSBC Investor Funds
     P.O. Box 182845
     Columbus, OH 43218-2845
     1-800-782-8183

ADMINISTRATOR, TRANSFER AGENT,
DISTRIBUTOR, AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIANS
     HSBC Investor Limited Maturity Portfolio
     HSBC Investor Fixed Income Portfolio
     HSBC Investor New York Tax-Free Bond Fund
     HSBC Investor Balanced Fund
     HSBC Investor Equity Fund
     HSBC Investor Growth and Income Fund
     HSBC Investor Mid-Cap Fund
     HSBC Investor Small Cap Equity Portfolio
     HSBC Bank USA
     452 Fifth Avenue
     New York, NY 10018

     HSBC Investor International Equity Portfolio
     Investors Bank & Trust Company
     200 Clarendon Street - 16th Floor
     Boston, MA 02116

INDEPENDENT AUDITORS
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Family of Funds, which you should read carefully before you invest or send money.

                                                                           12/01




                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'